UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23615

JOHCM Funds Trust

(Exact name of registrant as specified in charter)

53 State Street, 13th Floor

Boston, Massachusetts 02109

(Address of principal executive offices) (Zip code)

Mary Lomasney

53 State Street, 13th Floor

Boston, Massachusetts 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 933-0712

Date of fiscal year end: September 30

Date of reporting period: September 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ANNUAL REPORT

SEPTEMBER 30, 2022

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus.

JOHCM FUNDS TRUST

TABLE OF CONTENTS

September 30, 2022

DEAR SHAREHOLDER:

I am pleased to present the Annual Report for the 12-months ended September 30, 2022 for the series of JOHCM Funds Trust (the “Trust”).

On August 25th Pendal Group Limited (“Pendal”), the parent of JOHCM (USA) Inc and Thompson, Siegel & Walmsley LLC (“TSW”), entered into an agreement with Perpetual Limited (“Perpetual”), a diversified financial services firm that has been in existence since 1886, under which Perpetual will acquire Pendal (the “Transaction”) subject to Pendal shareholder approval. Perpetual’s multi-boutique model is complementary to Pendal’s and I believe our fund managers’ investment independence is assured. We have always been confident in our ability to grow Pendal’s business across our key markets organically; however, the combination of the two businesses is expected to deliver a significant increase in scale, an enlarged and enhanced global distribution team, greater product capability, expertise and diversity, and global ESG leadership. All of this should enable us to achieve our strategic goals sooner.

Pendal’s culture of investment autonomy and its well-regarded Pendal, J O Hambro, TSW and Regnan brands will be retained, and Pendal’s clients will continue to experience the same investment approach and teams across each brand. I believe the combined group will be well placed to:

•	Deliver greater diversification of products and expanded distribution footprint;

•	Leverage capabilities of two recognized leaders in ESG and responsible investment that will be readily able to respond to clients’ growing interest in this area;

•	Achieve benefits of greater scale across distribution, technology and infrastructure globally;

•	Increase the impact from recent investments in new teams, data and analytics, marketing, client service, technology and infrastructure; and

•	Attract more top-ranking investment talent to support the combined group’s multi-brand growth strategy.

The Transaction is expected to close in January 2023 and will result in a change in control of JOHCM (USA) Inc, the investment adviser to the Trust, and TSW, the subadviser to the TSW Funds of the Trust (collectively the “Advisers”). This change in control of the Advisers will result in the automatic termination of the related advisory arrangements. As a shareholder of the Trust, you will be asked to vote on new advisory arrangements with JOHCM (USA) Inc and TSW at a special meeting of shareholders to be held in December 2022.

i

Consistent with our efforts to expand the breadth of offerings in the Trust, we are continuing to develop new products within the Regnan branded strategies. We look forward to sharing more information with you about these new offerings as we bring them to market.

We thank you for the continued trust and confidence that you have placed in us.

Respectfully submitted,

Nicholas Good

Chairman of the Board of Trustees

JOHCM FUNDS TRUST

PORTFOLIO COMMENTARY

September 30, 2022 (Unaudited)

JOHCM Credit Income Fund

Change in value of a hypothetical $1,000,000 investment in the Fund’s Institutional Shares from August 17, 2020 to September 30, 2022

Average Annual Total Returns as of September 30, 2022

	One Year Return	Since Inception Return	Gross Expense Ratio*	Net Expense Ratio*
Institutional Shares	-10.76%	-2.90%	1.60%	0.59%
Advisor Shares	-10.77%	-3.30%	1.70%	0.69%
Bloomberg U.S. Aggregate Bond Index	-14.60%	-7.62%	—	—
I.C.E. BofAML BB-B Global High Yield Constrained Index	-19.47%	-6.52%	—	—

Data as of September 30, 2022. The Fund’s performance reflects the performance of the predecessor JOHCM Credit Income Fund of the Advisers Investment Trust for periods prior to the reorganization into the JOHCM Funds Trust on July 19, 2021. The performance also reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Institutional Shares and Advisor Shares of the Fund commenced operations on July 19, 2021. Historical performance for Institutional Shares and Advisor Shares prior to their inception is based on performance of predecessor share classes of the JOHCM Credit Income Fund of the Advisers Investment Trust.

Historical performance for Advisor Shares prior to its July 19, 2021 inception is based on the performance of the Class I Shares predecessor share class. The performance of the Class I Shares predecessor share class, which commenced operations on December 18, 2020, is based on performance of the Institutional Shares predecessor share class, which commenced operations on August 17, 2020, for periods prior to the Class I Shares predecessor share class inception date. Performance of the Class I Shares predecessor share class was adjusted to reflect differences in expenses.

JOHCM FUNDS TRUST

PORTFOLIO COMMENTARY

September 30, 2022 (Unaudited)

* Expense ratios are per the most recent Fund Prospectus dated January 28, 2022, as revised March 11, 2022 and July 11, 2022. The Adviser has entered into a contractual expense limitation agreement with respect to the Fund until January 28, 2023.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

The Fund’s benchmarks for performance comparison purposes are the: Bloomberg US Aggregate Bond Index and the I.C.E. BofAML BB-B Global High Yield Constrained Index. The Bloomberg US Aggregate Bond Index is a broad-based benchmark that measures the investment grade U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The I.C.E. BofAML BB-B Global High Yield Constrained Index contains all securities in The I.C.E. BofAML Global High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. The table reflects the theoretical reinvestment of dividends on securities in the indices. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the indices calculations. It is not possible to invest directly in an index.

Investment Philosophy and Process

The Fund seeks to preserve capital and deliver returns through a combination of income and modest capital appreciation. The Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. The fixed income investments give exposure to a wide range of maturities and can include investment grade corporate debt, high yield securities (higher risk, lower rated fixed income securities rated below BBB- by S&P or below Baa3 by Moody’s, also known as “junk bonds”), convertible bonds (including contingent convertible bonds), preferred stock, floating-rate debt, collateralized debt, municipal debt, non-U.S. debt (including in emerging markets), commercial paper, loans and loan participations. The Fund may also gain exposure to up to 10% of equity securities in companies of any size.

Performance

The Fund’s Institutional share class lost -10.76% for the 12 months ended September 30, 2022. During the same time period, the ICE Bank of America (BofA) BB-B Global High Yield Constrained Index lost -19.47%.

The dominant themes of the year have been inflation and the central bankers’ subsequent response. As central banks the world over hiked interest rates aggressively, assets with duration suffered the derating consequences. Moreover, as markets began to fear that the rate cycle (and war in Ukraine) would lead to a recession, credit spreads moved wider, with US Investment grade spreads doubling to nearly 170 basis points over government bonds in the 12 months ending in September and Global High Yield spreads 200 basis points wider during the same period.

We came into the year wary of the path of rates and with less duration than our benchmarks as a result. Beginning in January, we treated every rally as an opportunity to sell our lowest credit quality instruments and redeploy most of the capital into shorter dated and higher quality bonds as our rate fears turned into economic concern. Credit investing requires a keen and constant awareness that return distributions in credit are negatively skewed – the downside is usually much farther down than the upside is up. That is especially true when transitioning from a low/no rate regime into a positive real rate one. As such, our conservative positioning this year reflected our view that things could not get much better but they could get much worse.

More recently, while we have generally not been buyers of rallies, we have also stopped selling into strength. Probabilistically, spreads are more likely to get worse before they get better, and we are well positioned for that outcome. We have begun to extend our duration modestly as rates have moved wider, but we have absolutely not budged on our stance toward the best credit quality. However, we remain vigilant in our hunt for signs that the worst economic paths will fail to come to fruition and instead credit will enjoy a benign default cycle in which both spreads and duration are very attractive. Over the next 12 months, we expect that time will come, and we will look to take advantage of the high return environment in credit that ensues.

JOHCM FUNDS TRUST

PORTFOLIO COMMENTARY

September 30, 2022 (Unaudited)

JOHCM Emerging Markets Opportunities Fund

Change in value of a hypothetical $1,000,000 investment in the Fund’s Institutional Shares from November 20, 2012 to September 30, 2022

Average Annual Total Returns as of September 30, 2022

	One Year Return	Five Year Return	Since Inception Return	Gross Expense Ratio*	Net Expense Ratio*
Institutional Shares	-21.11%	-0.91%	2.61%	1.03%	1.03%
Advisor Shares	-21.18%	-1.01%	2.53%	1.08%	1.08%
Investor Shares	-21.33%	-1.15%	2.38%	1.23%	1.23%
MSCI Emerging Markets Index	-28.11%	-1.81%	1.28%	—	—

Data as of September 30, 2022. The Fund’s performance reflects the performance of the predecessor JOHCM Emerging Markets Opportunities Fund of the Advisers Investment Trust and the predecessor JOHCM Emerging Markets Opportunities Fund of the Scotia Institutional Funds for periods prior to the reorganization into the JOHCM Funds Trust on July 19, 2021. The performance also reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Institutional Shares, Advisor Shares, and Investor Shares of the Fund commenced operations on July 19, 2021. Historical performance for Institutional Shares, Advisor Shares, and Investor Shares prior to their inception is based on performance of predecessor share classes of the predecessor JOHCM Emerging Markets Opportunities Fund of the Advisers Investment Trust and the predecessor JOHCM Emerging Markets Opportunities Fund of the Scotia Institutional Funds.

Historical performance for Investor Shares prior to its July 19, 2021 inception is based on the performance of the Class II Shares predecessor share class. The performance of the Class II Shares predecessor share class, which commenced operations on December 18, 2013, is based on the performance of the Class I Shares predecessor share class, which commenced operations on November 21, 2012, for periods prior to the Class II Shares predecessor share class inception date. . Performance of the Class II Shares predecessor share class was adjusted to reflect differences in expenses.

* Expense ratios are per the most recent Fund Prospectus dated January 28, 2022, as revised March 11, 2022 and July 11, 2022. The Adviser has entered into a contractual expense limitation agreement with respect to the Fund until January 28, 2023.

v

JOHCM FUNDS TRUST

PORTFOLIO COMMENTARY

September 30, 2022 (Unaudited)

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

The Fund’s benchmark for performance comparison purposes is the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index. The Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

Investment Philosophy and Process

The Fund seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies located in emerging market countries. Emerging market countries are those countries included in the MSCI Emerging Markets Index and MSCI Frontier Markets Index, countries with low to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and other countries with similar emerging market characteristics. The Fund may invest in companies of any size, including small- and mid-capitalization companies. The Fund may also invest up to 5% of its assets in frontier markets, which are generally smaller, less liquid, and less developed than emerging markets.

Performance

The 12 months ended September 2022 was a difficult one for global markets, including emerging markets. With inflationary pressures already a concern in many countries, the war in Ukraine drove food, fertilizer, and energy prices sharply higher, exacerbating inflation and creating a more challenging outlook for interest rates and economic growth. As a result, MSCI Emerging Markets Index returned - 28.11%.

The Chinese economy remained weak, despite credit and monetary data suggesting efforts to stimulate. The key causes of the weakness remain the sharp policy-driven slowdown in the real estate sector as well as ongoing Covid lockdowns. The period also saw economic slowdowns in China, Korea and Taiwan. Collectively, these were the weakest markets in the period, with MSCI China returning -35.4%, MSCI Korea -40.7%, MSCI Taiwan -30.5% and MSCI indices in Hungary and Poland each down more than 50%. The portfolio was generally underweight these areas in the period, which was a positive contributor to performance.

Despite higher global interest rates, domestic demand continued to recover in traditionally high-beta, current account economies where trade balances currently support growth. We held overweight positions in Brazil, India and Mexico in the period, and added a position in Indonesia. The equity markets in these countries were among the best-performing in the period, with MSCI Indonesia the strongest emerging market, returning +14.3%, MSCI Brazil up +4.3%, MSCI India down -9.9% and MSCI Mexico down -7.4%, all of these were positive contributors to performance.

Other strongly performing emerging markets were those with significant economic exposure to commodities. MSCI Qatar was up 12.7%, MSCI Kuwait up 6.4% and MSCI UAE was up 5.1%. We chose to be exposed to this area through an overweight position in UAE, which contributed positively to performance. Finally, the effect of sanctions on Russia meant that MSCI Russia returned -100% and was removed from the EM Index in the first quarter of 2022.

JOHCM FUNDS TRUST

PORTFOLIO COMMENTARY

September 30, 2022 (Unaudited)

JOHCM Emerging Markets Discovery Fund

(formerly the JOHCM Emerging Markets Small Mid Cap Equity Fund)

Change in value of a hypothetical $1,000,000 investment in the Fund’s Institutional Shares from December 17, 2014 to September 30, 2022

Average Annual Total Returns as of September 30, 2022

	One Year Return	Five Year Return	Since Inception Return	Gross Expense Ratio*	Net Expense Ratio*
Institutional Shares	-23.44%	2.93%	7.24%	1.65%	1.49%
Advisor Shares	-23.44%	2.84%	7.15%	1.75%	1.59%
MSCI Emerging Markets Small Cap Index	-23.23%	1.25%	3.26%	—	—

Data as of September 30, 2022. The Fund’s performance reflects the performance of the predecessor JOHCM Emerging Markets Small Mid Cap Equity Fund of the Advisers Investment Trust for periods prior to the reorganization into the JOHCM Funds Trust on July 19, 2021. The performance also reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Institutional Shares and Advisor Shares of the Fund commenced operations on July 19, 2021. Historical performance for Institutional Shares and Advisor Shares prior to their inception is based on performance of predecessor share classes of the JOHCM Emerging Markets Small Mid Cap Equity Fund of the Advisers Investment Trust.

Historical performance for Advisor Shares prior to its July 19, 2021 inception is based on the performance of the Class I Shares predecessor share class. The performance of the Class I Shares predecessor share class, which commenced operations on January 28, 2016, is based on performance of the Institutional Shares predecessor share class, which commenced operations on December 17, 2014, for periods prior to the Class I Shares predecessor share class inception date. Performance of the Class I Shares predecessor share class was adjusted to reflect differences in expenses.

* Expense ratios are per the most recent Fund Prospectus dated January 28, 2022, as revised March 11, 2022 and July 11, 2022. The Adviser has entered into a contractual expense limitation agreement with respect to the Fund until January 28, 2023.

JOHCM FUNDS TRUST

PORTFOLIO COMMENTARY

September 30, 2022 (Unaudited)

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

The Fund’s benchmark for performance comparison purposes is the Morgan Stanley Capital International (“MSCI”) Emerging Markets Small Cap Index. The Index includes small cap representation across 24 Emerging Markets countries and covers approximately 14% of the free float-adjusted market capitalization in each country. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

Investment Philosophy and Process

The Fund seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities issued by companies located in emerging markets, including frontier markets. Equity securities include direct and indirect investments in common and preferred stocks, and include rights and warrants to subscribe to common stock or other equity securities. The Fund may also obtain exposure to equity securities indirectly through depositary receipts, exchange-traded funds and participatory notes. Emerging market countries are those countries included in the MSCI Emerging Markets Index and MSCI Frontier Markets Index, countries with low to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank), and other countries with similar emerging market characteristics. Frontier markets are generally smaller, less liquid, and less developed than emerging markets.

Performance

In a challenging and volatile year for most asset classes, emerging markets corrected in line with the NASDAQ and some other developed markets. We anticipated more than 18 months ago that central banks would miss the reappearance of inflation, and the divergent performance among countries was primarily due to the different speeds with which they officially recognized the problem and tried to address it to one degree or another. The tragic war in Ukraine exacerbated issues with higher commodity prices and disruption in supply chains, thus further intensifying and aggravating the magnitude of market moves.

We underperformed in South Africa and India. However, the two best performing stocks in the portfolio were Indian companies — Varun Beverages and KPIT. Varun Beverages’ somewhat defensive consumer side helped it benefit from the reopening and expansion of India. KPIT Technologies, an Indian software company, outperformed on the increase in demand for higher technical sophistication in the autonomous driving car market. On the other hand, Hansol Chemical, based in Korea, suffered in the technology sector crash.

Importantly, we continue to benefit from our underweight call in China, where the harsh zero-Covid policies dampened several sectors. In addition, we are overweight in Brazil, which has provided us with additional alpha during a tough global economic environment.

We want to especially emphasise the orthodox economic, monetary and fiscal policies run by many of the emerging market economies. It is a striking difference, and a positive one, in comparison with Western Europe, the UK or even the US which were not as proactive with their interest rate increases. Brazil was a remarkable example, as the local central bank did not hesitate to raise interest rates above inflation. This orthodoxy has helped emerging market countries manage the crisis better than their Western counterparts.

JOHCM FUNDS TRUST

PORTFOLIO COMMENTARY

September 30, 2022 (Unaudited)

JOHCM Global Income Builder

Change in value of a hypothetical $1,000,000 investment in the Fund’s Institutional Shares from November 29, 2017 to September 30, 2022

Average Annual Total Returns as of September 30, 2022

	One Year Return	Since Inception Return	Gross Expense Ratio*	Net Expense Ratio*
Institutional Shares	-15.11%	1.49%	0.80%	0.73%
Advisor Shares	-15.19%	1.39%	0.90%	0.83%
Investor Shares	-15.38%	1.24%	1.05%	0.98%
Bloomberg U.S. Aggregate Bond Index	-14.60%	-0.30%	—	—
MSCI World Index	-19.63%	4.73%	—	—
I.C.E. BofAML BB-B Global High Yield Constrained Index	-19.47%	-0.49%	—	—
MSCI World High Dividend Yield Index	-10.90%	2.22%	—	—
JOHCM Global Income Builder Blended Index (60% MSCI World High Dividend Yield Index/ 20% Bloomberg U.S. Aggregate Bond Index/ 20% ICE BofAML BB-B Global High Yield Constrained Index)	-13.29%	1.38%	—	—

Data as of September 30, 2022. The Fund’s performance reflects the performance of the predecessor JOHCM Global Income Builder Fund of the Advisers Investment Trust for periods prior to the reorganization into the JOHCM Funds Trust on July 19, 2021. The

JOHCM FUNDS TRUST

PORTFOLIO COMMENTARY

September 30, 2022 (Unaudited)

performance also reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Institutional Shares, Advisor Shares, and Investor Shares of the Fund commenced operations on July 19, 2021. Historical performance for Institutional Shares, Advisor Shares, and Investor Shares prior to their inception is based on performance of predecessor share classes of the JOHCM Global Income Builder Fund of the Advisers Investment Trust.

Historical performance for Investor Shares prior to its July 19, 2021 inception is based on the performance of the Class II Shares predecessor share class. The performance of the Class II Shares predecessor share class, which commenced operations on June 28, 2019, is based on performance of the Institutional Shares predecessor share class, which commenced operations on November 29, 2017, for periods prior to the Class II Shares predecessor share class inception date. Performance of the Class II Shares predecessor share class was adjusted to reflect differences in expense.

* Expense ratios are per the most recent Fund Prospectus dated January 28, 2022, as revised March 11, 2022 and July 11, 2022. The Adviser has entered into a contractual expense limitation agreement with respect to the Fund until January 28, 2023.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

Effective January 28, 2022, the JOHCM Global Income Builder Blended Index, a custom benchmark comprised of 60% MSCI World High Dividend Yield Index / 20% Bloomberg U.S. Aggregate Bond Index / 20% ICE BofAML BB-B Global High Yield Constrained Index, is the Fund’s primary benchmark and replaces all four of the Fund’s prior benchmark indices. JOHCM (USA) Inc believes that the custom benchmark is more representative of the Fund’s investment strategies and provides investors with a more useful point of comparison than the Fund’s current benchmarks.

The Fund’s prior benchmarks for performance comparison purposes were the: Bloomberg US Aggregate Bond Index, I.C.E. BofAML BB-B Global High Yield Constrained Index, Morgan Stanley Capital International (“MSCI”) World Index and MSCI World High Dividend Yield Index. The Bloomberg US Aggregate Bond Index is a broad-based benchmark that measures the investment grade U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The I.C.E. BofAML BB-B Global High Yield Constrained Index contains all securities in The I.C.E. BofAML Global High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. The MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across 23 developed market countries. The MSCI World High Dividend Yield Index is based on the MSCI World Index, its parent index, and includes large and mid-cap stocks across 23 developed markets countries. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The table reflects the theoretical reinvestment of dividends on securities in the Indices. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Indices calculations. It is not possible to invest directly in an index.

Investment Philosophy and Process

The Fund seeks a level of current income that is consistent with the preservation and long-term growth of capital in inflation-adjusted terms. The Fund seeks this objective by applying a bottom-up, long-term global value investing philosophy across a broad range of asset classes. In a bottom-up approach, companies and securities are researched and chosen individually.

The Fund normally will invest in a wide range of income-producing equity securities of U.S. and non-U.S. companies, including common stocks that offer attractive dividend yields. The Fund’s equity securities include direct and indirect investments in common and preferred stocks, and include rights and warrants to subscribe to common stock or other equity securities. The Fund may obtain its exposure to equity securities indirectly through participatory notes and depositary receipts. The Fund also normally will invest in a wide range of fixed income instruments from markets in the United States and multiple countries around the world such as high-yield instruments (commonly referred to as ‘‘junk bonds’’), investment grade instruments, sovereign debt, loans and loan participations. The Fund maintains flexibility to have significant exposure to high-yield instruments in response to current market conditions. The Fund may invest in securities of any maturity or investment rating, as well as unrated securities, and will normally invest in hybrid securities that embody elements of both equity and fixed income securities such as preferred shares and convertible bonds. The Fund

x

JOHCM FUNDS TRUST

PORTFOLIO COMMENTARY

September 30, 2022 (Unaudited)

may invest in initial public offerings and real estate investment trusts. While the Fund may hold investments in non-income producing securities, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) will be comprised of income producing securities.

Performance

The Fund returned -15.11% for the 12-month period ending September 30, 2022. The Fund’s top contributors were ON Semiconductor, Williams Companies and Cheniere Energy. Despite headwinds facing the semiconductor group, which as a whole delivered substantially negative performance over this time frame, ON performed well thanks to a series of strong earnings results. Williams and Cheniere, both of which are important players in US natural gas infrastructure, benefited from higher natural gas prices and the prospect of greater US gas production, as Russia’s future as a supplier of energy to Europe looks bleak.

The Fund’s top detractors were Meta Platforms, Julius Baer Group and Alphabet. Meta (formerly Facebook) and Alphabet (which operates Google) reached all-time highs in late 2021 but then performed poorly as the outlook for online advertising deteriorated and higher interest rates brought down valuations for growth equities. Julius Baer suffered along with other European financials in the aftermath of the Ukraine-Russia conflict.

Global equity markets posted a strong finish to 2021 but almost immediately began to slide with Russia’s invasion of Ukraine, which among other things exacerbated inflationary pressures that contributed to a hawkish pivot by the Fed and surging interest rates. With rising rates and higher credit spreads, bond markets are experiencing one of the worst years in recent history. Elevated inflation readings in 2022 have taken investors by surprise. High inflation has led to aggressive central bank tightening, which hurts risks assets by raising the cost of capital, pulling liquidity out of the financial system and creating the risk of a recession. A silver lining is that prospective potential returns appear high and many high-quality businesses are available at low prices relative to recent history. We are cautiously taking advantage of opportunities created by negative sentiment, while being mindful of the potential for further deterioration given the uncertain macro environment.

JOHCM FUNDS TRUST

PORTFOLIO COMMENTARY

September 30, 2022 (Unaudited)

JOHCM Global Select Fund

Change in value of a hypothetical $1,000,000 investment in the Fund’s Institutional Shares from March 21, 2013 to September 30, 2022

Average Annual Total Returns as of September 30, 2022

	One Year Return	Five Year Return	Since Inception Return	Gross Expense Ratio*	Net Expense Ratio*
Institutional Shares	-30.43%	4.85%	7.12%	0.98%	0.98%
Advisor Shares	-30.52%	4.74%	7.03%	1.05%	1.05%
MSCI All Country World Index	-20.66%	4.44%	6.71%	—	—

Data as of September 30, 2022. The Fund’s performance reflects the performance of the predecessor JOHCM Global Equity Fund of the Advisers Investment Trust and the predecessor JOHCM Global Equity Fund of the Scotia Institutional Funds for periods prior to the reorganization into the JOHCM Funds Trust on July 19, 2021. The performance also reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Institutional Shares and Advisor Shares of the Fund commenced operations on July 19, 2021. Historical performance for Institutional Shares and Advisor Shares prior to their inception is based on performance of predecessor share classes of the predecessor JOHCM Global Equity Fund of the Advisers Investment Trust and the predecessor JOHCM Global Equity Fund of the Scotia Institutional Funds.

* Expense ratios are per the most recent Fund Prospectus dated January 28, 2022, as revised March 11, 2022 and July 11, 2022. The Adviser has entered into a contractual expense limitation agreement with respect to the Fund until January 28, 2023.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

JOHCM FUNDS TRUST

PORTFOLIO COMMENTARY

September 30, 2022 (Unaudited)

The Fund’s benchmark for performance comparison purposes is the Morgan Stanley Capital International (“MSCI”) All Country World Index (ACWI). The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

Investment Philosophy and Process

The Fund seeks long-term capital appreciation by investing primarily in common stocks and other equity securities of U.S. and non-U.S. companies, including direct and indirect investments in common and preferred stock, rights, and warrants. The Fund may obtain its exposure to equity securities indirectly through participatory notes, depositary receipts and exchange-traded funds. The Fund can invest without limit in non-U.S. securities and can invest in any country, including emerging market countries. The Fund normally invests at least 40% of its assets in companies located in countries other than the U.S., provided that the Fund reserves the flexibility to invest as little as 30% of its assets in companies located outside the U.S. when market conditions are unfavorable. Notwithstanding the previous sentence, the Fund may invest a percentage lower than 40% in such non-U.S. securities if the weighting of non-U.S. securities in the Fund’s performance benchmark (currently, the MSCI ACWI) drops below 45%, in which case the minimum level for investments in non-U.S. securities must remain within 5% of the benchmark’s weighting (e.g. if the weighting of non-U.S. securities in the Fund’s performance benchmark is 38%, the minimum level for investing in non-U.S. securities for the Fund would be 33%). Typically, the Fund invests in a number of different countries. The Fund is not required to allocate its investments in any set percentages in any particular countries. The Fund may invest in companies of any size, including small- and mid-capitalization companies, in order to achieve its objective.

Performance

The portfolio underperformed its benchmark, the MSCI ACWI for the 12 months ended September 30, 2022. The current market crisis is very different to anything we have seen recently as ‘safe haven’ government bonds have fallen along with equities. So much so, that this is the worst year for combined equity and bond losses in living memory. Inflation reached 40-year highs in many parts of the world, prompting central banks to hike interest rates much more than expected, leading to fears of a global recession and financial crisis.

During the year the Fund struggled to perform for three main reasons:

1. We got interest rates wrong, expecting moderate rather than near-record rises;

2. Which meant we got the Net Present Value (NPV) wrong for our ‘offense’ growth stocks (in other words, too much duration in most sectors/regions);

3. Which also meant we picked the wrong type of ‘defensive’ stocks (such as traditionally low beta healthcare) as the classic 60/40 asset allocation model that our portfolio construction is based upon stopped working when bonds and equities crashed together. As a result, we did not deliver our usual ‘relative downside protection’.

In response, we sold economically cyclical stocks with earnings risk due to increasing recession risk (for example, stocks such as Nvidia, Micron, Ono, Lam and ASML each in the semiconductor industry and Avantor and DSM in the healthcare and materials sectors, respectively). We purchased more economically resilient stocks such as Danaher, Envista and Perkin Elmer. Within healthcare, we purchased ANSYS, Epam Globant and Repligen. Within emerging markets, we purchased Bank Mandiri and Banco Bradesco (Indonesia and Brazil, respectively).

JOHCM FUNDS TRUST

PORTFOLIO COMMENTARY

September 30, 2022 (Unaudited)

JOHCM International Opportunities Fund

Change in value of a hypothetical $1,000,000 investment in the Fund’s Institutional Shares from September 29, 2016 to September 30, 2022

Average Annual Total Returns as of September 30, 2022

	One Year Return	Five Year Return	Since Inception Return	Gross Expense Ratio*	Net Expense Ratio*
Institutional Shares	-17.89%	-0.32%	1.77%	1.93%	0.88%
MSCI EAFE Index	-25.13%	-0.84%	2.19%	—	—

Data as of September 30, 2022. The Fund’s performance reflects the performance of the predecessor JOHCM International Opportunities Fund of the Advisers Investment Trust for periods prior to the reorganization into the JOHCM Funds Trust on July 19, 2021. The performance also reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Institutional Shares of the Fund commenced operations on July 19, 2021. Historical performance for Institutional Shares prior to their inception is based on performance of the predecessor share class of the JOHCM International Opportunities Fund of the Advisers Investment Trust.

* Expense ratios are per the most recent Fund Prospectus dated January 28, 2022, as revised March 11, 2022 and July 11, 2022. The Adviser has entered into a contractual expense limitation agreement with respect to the Fund until January 28, 2023.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

JOHCM FUNDS TRUST

PORTFOLIO COMMENTARY

September 30, 2022 (Unaudited)

The Fund’s benchmark for performance comparison purposes is the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index. The Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

Investment Philosophy and Process

The Fund seeks to achieve long-term total return by investing, under normal market conditions, primarily in equity securities of companies located outside the United States, including those located in emerging market countries. The Fund may invest in non-U.S. companies of any size, including small- and mid-capitalization companies, in order to achieve its objective. Equity securities include direct and indirect investments in common and preferred stocks, and include rights and warrants to subscribe to common stock or other equity securities. The Fund may also invest in equity related instruments, such as equity linked notes and participatory notes, all of which derive their value from equities. The equity linked notes and participatory notes in which the Fund invests are securitized and freely transferable. The Fund does not intend to use its investments in equity linked notes as a means of achieving leverage.

Performance

The defining features of the 12 months ended September 30, 2022 have been: further rises in inflation; rising energy prices, partly as a consequence of the Russian invasion of Ukraine in February 2022; rising interest rates; and a very strong U.S. dollar.

The Fund outperformed as conditions which had been headwinds in recent years turned aggressively. Equity market volatility was most pronounced at the extremes: rising interest rates caused a derating of highly-valued ‘growth’ stocks; and cost inflation, refinancing risk and recessionary fears weighed on geared, cyclical and lower quality ‘value’ companies. The Fund outperformed as a result of having little exposure to either of these extremes. We saw positive sector allocation contributions from our underweights in Technology and Industrials, for example. At the same time we benefitted from a re-evaluation of some companies which had suffered unfairly during the first wave of ESG adoption – such as defense company Thales or integrated energy company Shell. Our best performers included names in the ‘forgotten middle’ of what we believe are underappreciated high-quality growing companies outside the technology sector – e.g., Compass, Deutsche Boerse and Alimentation Couche-Tard. Worst performers generally had exposure to Europe or China, given disruption in those economies, including Continental, ENEL and LGH&H. We have continued adding names in the ‘forgotten middle’, such as CRH, Publicis and Merck, funded by selling names with less attractive combinations of growth, resilience in the current challenging environment, and valuation support.

In our opinion, volatility is likely to remain high given tightening liquidity and macro and geopolitical uncertainty. Longer term we expect the 2020s to see higher inflation, interest rates and capital investment than the 2010s. We believe this would likely benefit ‘real world’ companies as opposed to the ‘virtual world’ winners of recent years.

JOHCM FUNDS TRUST

PORTFOLIO COMMENTARY

September 30, 2022 (Unaudited)

JOHCM International Select Fund

Change in value of a hypothetical $1,000,000 investment in the Fund’s Institutional Shares from September 30, 2012 to September 30, 2022

Average Annual Total Returns as of September 30, 2022

	One Year Return	Five Year Return	Ten Year Return	Gross Expense Ratio*	Net Expense Ratio*
Institutional Shares	-37.27%	-1.03%	5.41%	0.98%	0.98%
Investor Shares	-37.43%	-1.28%	5.15%	1.19%	1.19%
MSCI EAFE Index	-25.13%	-0.84%	3.67%	—	—

Data as of September 30, 2022. The Fund’s performance reflects the performance of the predecessor JOHCM International Select Fund of the Advisers Investment Trust and the predecessor JOHCM International Select Fund of the Scotia Institutional Funds for periods prior to the reorganization into the JOHCM Funds Trust on July 19, 2021. The performance also reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Institutional Shares and Investor Shares of the Fund commenced operations on July 19, 2021. Historical performance for Institutional Shares and Investor Shares prior to their inception is based on performance of predecessor share classes of the predecessor JOHCM International Select Fund of the Advisers Investment Trust and the predecessor JOHCM International Select Fund of the Scotia Institutional Funds.

Historical performance for Investor Shares prior to its July 19, 2021 inception is based on the performance of the Class II Shares predecessor share class. The performance of the Class II Shares predecessor share class, which commenced operations on March 31, 2010, is based on performance of the Class I Shares predecessor share class, which commenced operations on July 29, 2009, for periods prior to the Class II Shares predecessor share class inception date. Performance of the Class II Shares predecessor share class was adjusted to reflect differences in expenses.

* Expense ratios are per the most recent Fund Prospectus dated January 28, 2022, as revised March 11, 2022 and July 11, 2022. The Adviser has entered into a contractual expense limitation agreement with respect to the Fund until January 28, 2023.

JOHCM FUNDS TRUST

PORTFOLIO COMMENTARY

September 30, 2022 (Unaudited)

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

The Fund’s benchmark for performance comparison purposes is the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index. The Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

Investment Philosophy and Process

The Fund seeks long-term capital appreciation by investing primarily in common stocks and other equity securities of companies located outside the United States, including those located in emerging market countries. The Fund’s equity securities include direct and indirect investments in common and preferred stocks, and rights and warrants to subscribe for common stock or other equity securities. The Fund may obtain its exposure to equity securities indirectly through participatory notes, depositary receipts and exchange-traded funds. The Fund may invest in companies of any size, including small- and mid-capitalization companies, in order to achieve its objective.

Performance

The portfolio underperformed its benchmark, the MSCI EAFE NR Index, for the 12 months ended September 30, 2022. The current market crisis is very different to anything we have seen recently as ‘safe haven’ government bonds have fallen along with equities. So much so, that this is the worst year for combined equity and bond losses in living memory. Inflation reached 40-year highs in many parts of the world, prompting central banks to hike interest rates much more than expected, leading to fears of a global recession and financial crisis.

During the year the Fund struggled to perform for three main reasons:

1. We got interest rates wrong, expecting moderate rather than near-record rises;

2. Which meant we got the Net Present Value (NPV) wrong for our ‘offense’ growth stocks (in other words, too much duration in most sectors/regions);

3. Which also meant we picked the wrong type of ‘defensive’ stocks (such as traditionally low beta healthcare) as the classic 60/40 asset allocation model that our portfolio construction is based upon stopped working when bonds and equities crashed together. As a result, we did not deliver our usual ‘relative downside protection’.

In reesponse, we sold economically cyclical stocks with earnings risk due to increasing recession risk (for example, stocks such as ASML in the semiconductor industry and DSM in the materials sector). We purchased what we believe are more economically resilient stocks such as Danaher, Envista and Perkin Elmer. Within healthcare, we purchased ANSYS, Epam Globant and Repligen. Within emerging markets, we purchased Bank Mandiri and Banco Bradesco (Indonesia and Brazil, respectively).

JOHCM FUNDS TRUST

PORTFOLIO COMMENTARY

September 30, 2022 (Unaudited)

Regnan Global Equity Impact Solutions

Change in value of a hypothetical $1,000,000 investment in the Fund’s Institutional Shares from August 23, 2021 to September 30, 2022

Average Annual Total Returns as of September 30, 2022

	One Year Return	Since Inception Return	Gross Expense Ratio*	Net Expense Ratio*
Institutional Shares	-32.00%	-34.48%	7.10%	0.89%
MSCI All Country World Index Investable Market Index	-21.16%	-21.13%	—	—

Data as of September 30, 2022. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* Expense ratios are per the most recent Fund Prospectus dated January 28, 2022, as revised March 11, 2022 and July 11, 2022. The Adviser has entered into a contractual expense limitation agreement with respect to the Fund until January 28, 2023.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

The Fund’s benchmark for performance comparison purposes is the Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) Investable Markets Index (“IMI”). The Index captures large, mid and small cap representation across 23 Developed Markets and 24 Emerging Markets countries. With 9,248 constituents, the Index is comprehensive, covering approximately 99% of the global equity investment opportunity set. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

JOHCM FUNDS TRUST

PORTFOLIO COMMENTARY

September 30, 2022 (Unaudited)

Investment Philosophy and Process

The Fund seeks to achieve long-term capital appreciation by investing in companies that contribute solutions to addressing the world’s major social and environmental challenges. The Fund seeks to achieve this objective by investing primarily in a high-conviction global equity portfolio of companies the portfolio managers believe have the potential to contribute solutions to the world’s major social and environmental challenges. The Fund invests, under normal circumstances, at least 80% of its assets (net assets plus the amount of borrowings for investment purposes) in equity securities of companies that the portfolio managers believe satisfy their criteria for positive social or environmental impact. The portfolio managers currently measure this impact by applying the Regnan Taxonomy and a proprietary impact assessment based upon objective criteria, including the measurement of the activities that currently constitute, or that the portfolio managers expect over the long term will constitute, a significant portion (i.e., at least 30%) of a company’s business (using metrics that may include, without limitation, any of the following: revenues, earnings, capital expenditures, research and development investment, or book value). The Fund gains exposure to equity securities either directly or indirectly, including through equity-linked instruments such as participatory notes or index exchange-traded funds, and may invest in preferred stocks.

Performance

The last quarter of 2021 marked the start of a break-out in the trade-weighted exchange rate of the U.S. dollar, a run that has continued well into 2022. While this has been a headwind to the portfolio given its overweight in Europe and relative underweight to the U.S., the negative effects have been reduced as it has been translated into company earnings through the first half of 2022. Cyclicals continued to outperform through the last quarter of 2021 and into the opening weeks of 2022, at least until investors were roiled by Russia’s invasion of Ukraine on February 24th.

The Fund delivered a positive return of 2.37% but trailed a benchmark return of 6.10% in the first quarter of 2022. The quarter initially favoured a broad range of cyclical sectors. However, in the wake of the invasion, market dynamics supported only the resource complex and more defensively positioned sectors for the remainder of the quarter. The defensive characteristics of the portfolio’s exposure to healthcare and industrials provided the strongest contribution to performance.

In Q2, the Fund underperformed, down -13.34% against a benchmark decline of -5.47%. The environment remained challenging as nominal and real yields in developed markets accelerated upwards fuelled by higher inflation expectations. As a result, industrials, consumer discretionary, materials, utilities, healthcare, real estate and financials all declined. Befesa, a heavy user of energy and zinc, was a key detractor over Q2. We continued to see pressure on the Brazilian education names YDUQS and Afya, driven more by macro sentiment rather than company-specific fundamentals.

After a brief bear-market rally at the start of the summer, the August Federal Reserve meeting saw this quickly unfold; volatility remained the order of the day in Q3, with index measures such as VIX ending the quarter marginally higher than at the start. While the portfolio has been negatively impacted by rising real yields, as central bank policy rates have been revised higher over the course of this year, continued strong fundamental and earnings momentum for many of the names in the portfolio has made our holdings even more attractive.

JOHCM FUNDS TRUST

PORTFOLIO COMMENTARY

September 30, 2022 (Unaudited)

TSW Emerging Markets Fund

Change in value of a hypothetical $1,000,000 investment in the Fund’s Institutional Shares from December 21, 2021 to September 30, 2022

Cumulative Total Returns as of September 30, 2022

	Since Inception Return	Gross Expense Ratio*	Net Expense Ratio*
Institutional Shares	-27.50%	6.18%	0.99%
MSCI Emerging Markets Index	-25.37%	—	—

Data as of September 30, 2022. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* Expense ratios are per the most recent Fund Prospectus dated January 28, 2022, as revised March 11, 2022 and July 11, 2022. The Adviser has entered into a contractual expense limitation agreement with respect to the Fund until January 28, 2023.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

The Fund’s benchmark for performance comparison purposes is the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index. The Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

Investment Philosophy and Process

The Fund seeks to maximize long-term capital appreciation by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies that are located in emerging market countries, including frontier markets. The Fund’s equity securities include direct and indirect investments in common and preferred stocks, and rights and warrants to subscribe to common stock or other equity securities. The Fund obtains its exposure to equity

JOHCM FUNDS TRUST

PORTFOLIO COMMENTARY

September 30, 2022 (Unaudited)

securities either directly or indirectly, including through Depositary Receipts, and may invest in rights and warrants. Emerging market countries are those countries included in the MSCI Emerging Markets Index and MSCI Frontier Markets Index and other countries with similar emerging or frontier market characteristics, (for example, relatively low gross national product per capita compared to the world’s major economies). The portfolio manager considers an investment tied economically to emerging market countries if it trades primarily on an emerging market exchange or if the issuer derives at least 50% of its revenue from emerging market countries. Frontier markets are generally smaller, less liquid, and less developed than other emerging markets.

Performance

Since inception, the TSW Emerging Markets Fund has returned -27.50% through September 30, 2022 (Total Return-Net). Emerging markets have been adversely affected by war in Ukraine and policy tightening by central banks, whose balance sheets are shallow in comparison to developed economies. China and Taiwan, which together comprise one-third of the fund’s holdings, have been especially affected by political tensions and uncertainty concerning their future place in the global supply chain.

The top contributors to return over the period were ICICI Bank (India), Banco BTG Pactual (Brazil) and Turkiye Sise ve Cam Fabrikalari A.S. (Turkey). These companies represent resilient business models and regions that have largely been shielded from the broader concerns regarding stability in some emerging markets. TSMC (Taiwan), Tencent (China) and Samsung Electronics (Korea) were the largest detractors from performance. Investor sentiment toward these tech-focused “national champion” businesses has turned pessimistic amidst slowing global GDP growth. However, rising interest rates are not a new challenge for these businesses, and we believe they have the resources to navigate near-term headwinds and emerge stronger relative to younger, smaller competitors.

JOHCM FUNDS TRUST

PORTFOLIO COMMENTARY

September 30, 2022 (Unaudited)

TSW High Yield Bond Fund

Change in value of a hypothetical $1,000,000 investment in the Fund’s Institutional Shares from October 26, 2021 to September 30, 2022

Cumulative Total Returns as of September 30, 2022

	Since Inception Return	Gross Expense Ratio*	Net Expense Ratio*
Institutional Shares	-12.75%	1.16%	0.65%
ICE BofA U.S. High Yield Constrained Index	-13.86%	—	—

Data as of September 30, 2022. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* Expense ratios are per the most recent Fund Prospectus dated January 28, 2022, as revised March 11, 2022 and July 11, 2022. The Adviser has entered into a contractual expense limitation agreement with respect to the Fund until January 28, 2023.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

JOHCM FUNDS TRUST

PORTFOLIO COMMENTARY

September 30, 2022 (Unaudited)

The Fund’s benchmark for performance comparison purposes is the I.C.E. BofA U.S. High Yield Constrained Index. The Index tracks the performance of US dollar denominated below investment grade rated corporate debt publicly issued in the US domestic market. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

Investment Philosophy and Process

The Fund seeks high current income with a secondary focus on capital appreciation by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in high yield fixed income securities, also known as “junk bonds” (higher risk, lower rated fixed income securities rated BB or below by at least one nationally recognized statistical rating organization or determined to be of a similar quality by TSW). The Fund’s fixed income securities include primarily corporate debt, but may also include convertible bonds, preferred securities, loans (senior floating rate loans as well as other secured and unsecured loans) and loan participations. The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including exchange-traded funds. The Fund expects to invest primarily in securities denominated in U.S. dollars and may invest in companies of any size, including small- and mid-capitalization companies.

Performance

Since inception (October 26, 2021) and through the period ended September 30, 2022, the Fund outperformed its benchmark. Strong inflationary pressures, geopolitical instability and emerging recession fears all weighed heavily on the high yield bond market. During the period ended September 30, 2022, the 5-year treasury yield jumped from, 1.17% to 4.09% and high yield credit spreads widened 277 bps. The Fund’s outperformance was largely attributable to its shorter duration and underweight positioning in CCC credits which underperformed the single B and BB rating buckets. We will continue to monitor the macroeconomic environment and individual valuation at the company level to make adjustments to the portfolio as needed.

JOHCM FUNDS TRUST

PORTFOLIO COMMENTARY

September 30, 2022 (Unaudited)

TSW Large Cap Value Fund

Change in value of a hypothetical $1,000,000 investment in the Fund’s Institutional Shares from September 30, 2012 to September 30, 2022

Average Annual Total Returns as of September 30, 2022

	One Year Return	Five Year Return	Ten Year Return	Gross Expense Ratio*	Net Expense Ratio*
Institutional Shares	-3.46%	8.33%	9.66%	0.91%	0.74%
Russell 1000 Value Index	-11.36%	5.29%	9.17%	—	—

Data as of September 30, 2022. The Fund’s performance reflects the performance of the predecessor TS&W Equity Portfolio of the Advisors’ Inner Circle Fund for periods prior to the reorganization into the JOHCM Funds Trust on December 6, 2021. The performance also reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Institutional Shares of the Fund commenced operations on December 6, 2021. Historical performance for Institutional Shares prior to their inception is based on the performance of predecessor share class of the predecessor TS&W Equity Portfolio of the Advisors’ Inner Circle Fund.

* Expense ratios are per the most recent Fund Prospectus dated January 28, 2022, as revised March 11, 2022 and July 11, 2022. The Adviser has entered into a contractual expense limitation agreement with respect to the Fund until January 28, 2023.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

JOHCM FUNDS TRUST

PORTFOLIO COMMENTARY

September 30, 2022 (Unaudited)

The Fund’s benchmark for performance comparison purposes is the Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe.

Investment Philosophy and Process

The Fund seeks maximum long-term total return, consistent with reasonable risk to principal by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies with large market capitalizations. The Fund considers a company’s market capitalization to be large if it equals or exceeds that of the smallest company in the Russell 1000 Index. The Fund will invest primarily in a diversified portfolio of common stocks. Although the Fund will primarily draw its holdings from larger, more seasoned or established companies, it may also invest in companies of varying size as measured by assets, sales or market capitalization. The Fund may invest up to 20% of its total assets in American Depositary Receipts, which are certificates evidencing ownership of shares of a non-U.S. issuer that are issued by depositary banks and traded on U.S. exchanges.

Performance

The TSW Large Cap Value composite outperformed the -11.36% return of the Russell 1000 Value Index by 790 basis points (Total Return – Net). Outperformance for the Fund is generally in-line with our expectations given the shift in favor of valuation and moderation/reversal of the prior few years that rewarded speculative growth stocks with little to no fundamental bearing. It is worth noting that while 2021 forward has generally shown favoritism for value and has presented what we believe to be the potential beginning of a more sustained rotation for value, it certainly has not been a straight line, nor would we expect it to be so as history has shown. Ultimately, we are pleased with the long-awaited market rotation in favor of value over the last year, which has coincided with positive stock selection and overall outperformance, while also protecting capital on a relative basis in a down-market.

The leading industries in terms of contribution to Large Cap Value portfolio’s relative return were Financials, Consumer Staples and Consumer Discretionary. Within Financials, positions across insurance providers, Progressive and Arch Capital, were the primary contributors driven by rate increases across both companies, and overall sound underwriting execution and profitability. Within Consumer Staples, the portfolio benefited from both an overweight allocation to the industry, and positive stock selection across McKesson, a drug distributor, and Post Holdings, a diversified consumer packaged goods company. Both benefited from resilient business models during a period of market stress. Lastly, with Consumer Discretionary, Dollar Tree, a discount retailer, was the standout driven by their announcement of a multi-dollar price point for items, share buy-backs, and activist involvement.

The primary detractors from relative performance were Telecommunications, Technology, and Utilities. Within Telecommunications, our position in Dish Network Corp. was the primary laggard driven by lack of visibility provided by management at a recent analyst day. Within Technology, our positions in Meta Platforms, a social media technology company, and Intel Corp., were the primary laggards driven by advertising spend headwinds and social media competition in the former, and recessionary concerns on semiconductor spend in the latter. Lastly, within Utilities, our underweight allocation was the sole detractor.

JOHCM FUNDS TRUST

JOHCM CREDIT INCOME FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	0.1%
Asset Management	0.1%
Austerlitz Acquisition Corp. II(a)		634	$6,220
CC Neuberger Principal Holdings III(a)		104	1,034
Northern Star Investment Corp. III(a)		211	2,076

			9,330

TOTAL COMMON STOCKS (Cost $9,505)			9,330

	Percentage of Net Assets	Principal Amount	Value
CONVERTIBLE BONDS	19.7%
Biotechnology & Pharmaceuticals	2.0%
Bridgebio Pharma, Inc. 2.25%, 02/01/29		$50,000	21,685
Innoviva, Inc. 2.50%, 08/15/25		100,000	96,125

			117,810

Cable & Satellite	7.2%
Liberty Broadband Corp., 1.25%, 09/30/50(b)		100,000	94,500
2.75%, 09/30/50(b)		150,000	143,808
Liberty Latin America Ltd. 2.00%, 07/15/24		220,000	192,371

			430,679

Internet Media & Services	2.4%
Spotify U.S.A., Inc. 0.00%, 03/15/26		180,000	141,300

Software	8.1%
1Life Healthcare, Inc. 3.00%, 06/15/25		100,000	96,750
Avalara, Inc. 0.25%, 08/01/26		130,000	125,710
Bill.com Holdings, Inc. 0.00%, 04/01/27		100,000	78,050
Envestnet, Inc. 0.75%, 08/15/25		100,000	83,625
Splunk, Inc. 1.13%, 06/15/27		130,000	102,281

			486,416

TOTAL CONVERTIBLE BONDS (Cost $1,301,732)			1,176,205

CORPORATE BONDS	61.4%
Advertising & Marketing	4.0%
Advantage Sales & Marketing, Inc. 6.50%, 11/15/28(b)		300,000	237,498

Aerospace & Defense	1.6%
Hexcel Corp. 4.20%, 02/15/27		100,000	92,285

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM CREDIT INCOME FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

	Percentage of Net Assets	Principal Amount	Value
Apparel & Textile Products	1.4%
Kontoor Brands, Inc. 4.13%, 11/15/29(b)		$108,000	$86,047

Asset Management	2.4%
Charles Schwab Corp. (The) (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.97%) 5.38%, 06/01/25(c)		150,000	145,875

Banking	2.9%
Bank of America Corp. (Variable, ICE LIBOR USD 3M + 2.66%) 4.30%, 01/28/25(d)		105,000	86,101
JPMorgan Chase & Co. (Variable, U.S. SOFR + 2.75%) 4.00%, 04/01/25(d)		105,000	86,362

			172,463

Biotechnology & Pharmaceuticals	1.6%
AbbVie, Inc. 3.60%, 05/14/25		100,000	95,987

Cable & Satellite	1.6%
CCO Holdings LLC/CCO Holdings Capital Corp., 4.00%, 03/01/23(b)		50,000	49,712
5.38%, 06/01/29(b)		50,000	43,766

			93,478

Consumer Services	1.6%
Graham Holdings Co. 5.75%, 06/01/26(b)		100,000	96,969

Containers & Packaging	1.2%
Berry Global, Inc. 4.88%, 07/15/26(b)		75,000	70,500

Electrical Equipment	4.1%
WESCO Distribution, Inc. 7.25%, 06/15/28(b)		250,000	244,863

Health Care Facilities & Services	3.0%
Cano Health LLC 6.25%, 10/01/28		50,000	47,230
Elevance Health, Inc. 2.88%, 09/15/29		100,000	85,381
IQVIA, Inc. 5.00%, 10/15/26(b)		50,000	47,643

			180,254

Internet Media & Services	13.1%
Netflix, Inc. 6.38%, 05/15/29		260,000	258,120
TripAdvisor, Inc. 7.00%, 07/15/25(b)		300,000	291,663

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM CREDIT INCOME FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

	Percentage of Net Assets	Principal Amount	Value
Uber Technologies, Inc., 8.00%, 11/01/26(b)		$150,000	$149,763
4.50%, 08/15/29		100,000	84,062

			783,608

Leisure Products	2.4%
Mattel, Inc. 5.88%, 12/15/27(b)		150,000	143,625

Machinery	0.7%
Flowserve Corp. 3.50%, 10/01/30		50,000	41,114

Real Estate Investment Trusts	4.5%
Digital Realty Trust L.P. 3.70%, 08/15/27		100,000	92,646
SBA Communications Corp. 3.13%, 02/01/29		30,000	24,128
VICI Properties L.P./VICI Note Co., Inc. 5.75%, 02/01/27(b)		160,000	150,765

			267,539

Semiconductors	0.9%
Broadcom, Inc. 3.14%, 11/15/35(b)		80,000	56,056

Software	3.1%
SS&C Technologies, Inc. 5.50%, 09/30/27(b)		200,000	182,439

Technology Hardware	3.9%
HP, Inc. 4.75%, 03/01/29		230,000	231,225

Technology Services	2.9%
MSCI, Inc. 4.00%, 11/15/29(b)		200,000	172,740

Telecommunications	3.0%
Switch Ltd. 3.75%, 09/15/28(b)		180,000	178,875

Transportation & Logistics	1.5%
XPO Logistics, Inc. 6.25%, 05/01/25(b)		90,000	90,252

TOTAL CORPORATE BONDS (Cost $4,074,177)			3,663,692

FOREIGN ISSUER BONDS	3.1%
Beverages	1.6%
Bacardi Ltd. 4.70%, 05/15/28(b)		100,000	93,426

Oil & Gas Producers	1.5%
BP Capital Markets PLC (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.04%) 4.38%, 06/22/25(c)		100,000	92,500

TOTAL FOREIGN ISSUER BONDS (Cost $217,872)			185,926

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM CREDIT INCOME FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

	Percentage of Net Assets	Shares	Value
PREFERRED STOCKS	2.6%
Institutional Financial Services	0.7%
Morgan Stanley (Variable, ICE LIBOR USD 3M + 3.49%) 5.85%(d)		1,679	$40,682

Telecommunications	1.9%
2020 Cash Mandatory Exchangeable Trust (a)(b)		100	112,490

PREFERRED STOCKS (Cost $150,999)			153,172

	Percentage of Net Assets	Principal Amount	Value
U.S. GOVERNMENT OBLIGATIONS	5.9%
U.S. Treasury Bonds, 2.25%, 02/15/52		100,000	72,656
U.S. Treasury Bonds, 3.00%, 06/30/24		200,000	195,641
U.S. Treasury Bonds, 3.00%, 08/15/52		100,000	86,297

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $373,510)			354,594

	Percentage of Net Assets	Shares	Value
SHORT-TERM INVESTMENTS	6.9%
Northern Institutional Treasury Portfolio (Premier Class), 2.38%(e)		411,340	411,340

TOTAL SHORT-TERM INVESTMENTS (Cost $411,340)			411,340

TOTAL INVESTMENTS (Cost $6,539,135)	99.7%		5,954,259
NET OTHER ASSETS (LIABILITIES)	0.3%		16,167

NET ASSETS	100.0%		$5,970,426

(a)	Non-income producing security.
(b)

Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers.

(c)	Floating rate security. The rate presented is the rate in effect at September 30, 2022, and the related index and spread are shown parenthetically for each security.
(d)	Variable or floating rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of September 30, 2022.
(e)	7-day current yield as of September 30, 2022 is disclosed.

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM CREDIT INCOME FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

At September 30, 2022 the JOHCM Credit Income Fund’s investments were concentrated as follows:

Fixed Income Credit Ratings (Unaudited)	% of Net Assets
BBB and above	22.7%
B	14.1
BB	28.6
BBB-	10.5
CCC+	0.8
NR	14.1

Total	90.8%

5 Largest Security Positions
Issuer	% of Net Assets
TripAdvisor, Inc. 7.00%, 7/15/25	4.9%
Netflix, Inc. 6.38%, 5/15/29	4.4
WESCO Distribution, Inc. 7.25%, 6/15/28	4.1
Advantage Sales & Marketing, Inc. 6.50%, 11/15/28	4.0
HP, Inc. 4.75%, 3/1/29	3.9

Total	21.3%

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM EMERGING MARKETS OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	91.6%
Brazil	6.5%
Ambev S.A. - ADR		6,364,845	$18,012,512
Petroleo Brasileiro S.A. - ADR		1,046,568	12,914,649
Suzano S.A. - ADR		1,375,440	11,347,380

			42,274,541

Canada	2.9%
Barrick Gold Corp.		1,224,323	18,977,007

China	23.9%
Anhui Conch Cement Co. Ltd. - Class H		3,351,109	10,562,116
China Oilfield Services Ltd.		9,620,000	9,504,958
China Resources Land Ltd.		3,619,785	14,111,811
ENN Energy Holdings Ltd.		1,322,029	17,591,456
Jiangsu Expressway Co. Ltd. - Class H		3,996,982	2,999,140
Lee & Man Paper Manufacturing Ltd.		4,063,402	1,299,288
Proya Cosmetics Co. Ltd. - Class A		807,859	18,425,176
Tencent Holdings Ltd.		932,524	31,493,199
TravelSky Technology Ltd.		3,562,000	5,436,993
Trip.com Group Ltd.(a)		463,716	12,667,357
Tsingtao Brewery Co. Ltd. - Class H		1,892,536	17,898,779
Xinyi Energy Holdings Ltd.		3,002,948	922,639
Xinyi Solar Holdings Ltd.		9,178,959	9,542,852
Zhejiang Expressway Co. Ltd. - Class H		4,536,225	3,080,448

			155,536,212

Hong Kong	1.8%
Hong Kong Exchanges & Clearing Ltd.		339,751	11,535,606

India	18.0%
Container Corp. of India Ltd.		1,298,885	11,312,877
HDFC Bank Ltd. - ADR		421,075	24,599,202
ICICI Bank Ltd. - ADR		336,542	7,057,286
Larsen & Toubro Ltd.		893,071	20,124,225
Mahindra & Mahindra Ltd.		1,524,921	23,553,743
Reliance Industries Ltd.		222,980	6,449,314
State Bank of India		3,688,687	23,851,869

			116,948,516

Indonesia	4.6%
Bank Mandiri Persero Tbk PT		18,594,854	11,401,357
Bank Rakyat Indonesia Persero Tbk PT		37,101,274	10,914,097
Mitra Adiperkasa Tbk PT(a)		108,537,065	7,539,542

			29,854,996

Jersey	0.3%
Centamin PLC		2,098,970	2,091,870

Mexico	8.9%
Becle S.A.B. de C.V.		3,532,633	6,256,810
Bolsa Mexicana de Valores S.A.B. de C.V.		2,925,222	4,893,405

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM EMERGING MARKETS OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

	Percentage of Net Assets	Shares	Value
Cemex S.A.B. de C.V. - ADR(a)		3,912,710	$13,420,595
Grupo Financiero Banorte S.A.B. de C.V., Series O		2,499,444	16,049,460
Megacable Holdings S.A.B. de C.V.		1,527,268	3,077,362
Wal-Mart de Mexico S.A.B. de C.V.		4,075,115	14,332,054

			58,029,686

Russia	0.0%
Gazprom PJSC - ADR(a)**		306,786	—
Globaltrans Investment PLC - REG - GDR(a)**		757,185	—

			—

South Africa	4.4%
FirstRand Ltd.		5,112,837	17,012,459
Mr Price Group Ltd.		1,209,720	11,477,839

			28,490,298

South Korea	11.1%
Cheil Worldwide, Inc.		562,940	8,872,474
Kangwon Land, Inc.(a)		437,714	7,155,013
Samsung Electronics Co. Ltd.		705,465	25,921,133
SK Hynix, Inc.		197,723	11,344,980
SK Square Co. Ltd.(a)		247,473	6,177,276
SK Telecom Co. Ltd.		355,394	12,553,945

			72,024,821

Taiwan	5.1%
Primax Electronics Ltd.		4,911,876	9,791,274
Taiwan Cement Corp.		5,308,253	5,630,530
Tong Yang Industry Co. Ltd.		2,993,683	4,550,902
Win Semiconductors Corp.		550,000	2,146,393
Yuanta Financial Holding Co. Ltd.		18,625,490	11,425,571

			33,544,670

United Arab Emirates	4.1%
Emaar Properties PJSC		13,293,556	20,803,609
Fertiglobe PLC		3,832,331	5,952,829

			26,756,438

TOTAL COMMON STOCKS (Cost $657,463,155)			596,064,661

PREFERRED STOCKS	5.9%
Brazil	5.9%
Azul S.A. - ADR(a)		825,252	6,717,551
Banco Bradesco S.A. - ADR, 0.95%(b)		4,316,659	15,885,305
Itau Unibanco Holding S.A. - ADR, 0.61%(b)		3,064,862	15,845,337

			38,448,193

TOTAL PREFERRED STOCKS (Cost $45,490,661)			38,448,193

TOTAL INVESTMENTS (Cost $702,953,816)	97.5%		634,512,854
NET OTHER ASSETS (LIABILITIES)	2.5%		16,403,119

NET ASSETS	100.0%		$650,915,973

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM EMERGING MARKETS OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

(a)	Non-income producing security.
(b)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
**	Security valued pursuant to Level 3 unobservable inputs and is restricted for trading.

Abbreviations:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

REG – Registered

At September 30, 2022 the industry sectors for the JOHCM Emerging Markets Opportunities Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Communication Services	8.6%
Consumer Discretionary	10.3
Consumer Staples	11.5
Energy	4.4
Financials	26.2
Industrials	6.8
Information Technology	10.8
Materials	10.6
Real Estate	5.4
Utilities	2.9

Total	97.5%

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM EMERGING MARKETS OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

At September 30, 2022 the JOHCM Emerging Markets Opportunities Fund’s investments were concentrated as follows:

Market Exposure (Unaudited)
Equity Securities	% of Net Assets
Banking	21.9%
Internet Media & Services	6.8
Beverages	6.5
Technology Hardware	5.5
Real Estate Owners & Developers	5.4
Construction Materials	4.6
Automotive	4.3
Institutional Financial Services	4.3
Transportation & Logistics	3.7
Metals & Mining	3.2
Engineering & Construction	3.1
Oil & Gas Producers	3.0
Retail - Discretionary	2.9
Household Products	2.8
Gas & Water Utilities	2.7
Telecommunications	2.4
Retail - Consumer Staples	2.2
Semiconductors	2.1
Forestry, Paper & Wood Products	1.7
Renewable Energy	1.6
Oil, Gas Services & Equipment	1.5
Advertising & Marketing	1.4
Leisure Facilities & Services	1.1
Asset Management	0.9
Chemicals	0.9
Technology Services	0.8
Containers & Packaging	0.2

Total	97.5%

5 Largest Security Positions
Issuer	% of Net Assets
Tencent Holdings Ltd.	4.9%
Samsung Electronics Co. Ltd.	4.0
HDFC Bank Ltd. - ADR	3.8
State Bank of India	3.7
Mahindra & Mahindra Ltd.	3.6

Total	20.0%

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM EMERGING MARKETS DISCOVERY FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	98.2%
Brazil	10.7%
Ambipar Participacoes e Empreendimentos S.A.		30,300	$153,512
Arcos Dorados Holdings, Inc. - Class A		61,535	448,590
Cia Brasileira de Aluminio		140,200	297,327
Cielo S.A.(a)		372,100	372,490
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes		53,700	182,672
JHSF Participacoes S.A.		88,700	121,679
Locaweb Servicos de Internet S.A.(a)(b)		85,800	143,150
Lojas Renner S.A.(a)		63,400	327,322
Oncoclinicas do Brasil Servicos Medicos S.A.(a)		160,200	189,769
Petro Rio S.A.(a)		53,300	272,016
Santos Brasil Participacoes S.A.		160,800	227,740
Sinqia S.A.(a)		45,800	157,921
StoneCo. Ltd. - Class A(a)		23,265	221,715
TOTVS S.A.(a)		32,300	175,740
Tres Tentos Agroindustrial S.A.		82,400	168,028
YDUQS Participacoes S.A.		36,400	97,506

			3,557,177

Canada	2.3%
Capstone Copper Corp.(a)		92,874	219,184
Dundee Precious Metals, Inc.		49,793	221,326
Neo Performance Materials, Inc.		14,568	107,466
Parex Resources, Inc.		14,997	218,981

			766,957

Chile	1.2%
Cia Cervecerias Unidas S.A. - ADR		27,580	297,313
Itau CorpBanca Chile S.A.		55,819,393	105,698

			403,011

China	7.3%
BOE Varitronix Ltd.		182,000	327,734
China Datang Corp. Renewable Power Co. Ltd. - Class H		879,000	204,555
CIMC Enric Holdings Ltd.		384,000	408,143
New Horizon Health Ltd.(a)(b)		71,000	130,927
Proya Cosmetics Co. Ltd. - Class A		10,400	237,197
Shanghai Huace Navigation Technology Ltd. - Class A		69,780	295,463
Silergy Corp.		7,852	102,927
Uni-President China Holdings Ltd.		453,000	379,746
Xtep International Holdings Ltd.		338,000	357,913

			2,444,605

Germany	1.4%
AIXTRON S.E.		3,775	91,282
Krones A.G.		4,360	387,861

			479,143

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM EMERGING MARKETS DISCOVERY FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

	Percentage of Net Assets	Shares	Value
Greece	0.9%
Mytilineos S.A.		22,834	$310,159

Hong Kong	2.5%
China Power International Development Ltd.		254,000	100,997
Man Wah Holdings Ltd.		268,400	169,490
PAX Global Technology Ltd.		501,000	379,699
Vinda International Holdings Ltd.		79,000	185,606

			835,792

Hungary	0.7%
Richter Gedeon Nyrt		13,911	238,207

India	23.3%
Apollo Tyres Ltd.		50,466	171,722
Aster DM Healthcare Ltd.(a)(b)		158,915	490,566
Bata India Ltd.		16,086	357,714
Computer Age Management Services Ltd.		5,954	183,327
CreditAccess Grameen Ltd.(a)		31,047	378,813
Genus Power Infrastructures Ltd.		328,976	320,866
Indian Energy Exchange Ltd.(b)		94,694	163,696
Ipca Laboratories Ltd.		22,901	256,099
KPIT Technologies Ltd.		98,300	786,573
Lemon Tree Hotels Ltd.(a)(b)		436,165	464,373
Narayana Hrudayalaya Ltd.		69,145	608,033
Phoenix Mills (The) Ltd.		36,237	622,187
PNC Infratech Ltd.		85,618	276,468
PTC India Ltd.		111,718	104,808
PVR Ltd.(a)		26,429	575,628
Quess Corp. Ltd.(b)		51,797	410,170
Shriram Transport Finance Co. Ltd.		20,982	308,228
Varun Beverages Ltd.		87,674	1,121,510
VST Tillers Tractors Ltd.		6,314	173,905

			7,774,686

Indonesia	2.8%
Kalbe Farma Tbk PT		1,451,100	173,762
Merdeka Copper Gold Tbk PT(a)		976,200	249,861
Surya Esa Perkasa Tbk PT		2,498,200	162,043
Vale Indonesia Tbk PT(a)		810,100	337,214

			922,880

Jersey	1.5%
WNS Holdings Ltd. - ADR(a)		6,134	502,007

Mexico	1.0%
Banco del Bajio S.A.(b)		63,100	159,508
Gruma S.A.B. de C.V. - Class B		17,205	164,793

			324,301

New Zealand	0.5%
a2 Milk (The) Co. Ltd.(a)		49,526	171,373

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM EMERGING MARKETS DISCOVERY FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

	Percentage of Net Assets	Shares	Value
Philippines	1.8%
Metropolitan Bank & Trust Co.		419,400	$347,482
Wilcon Depot, Inc.		453,600	247,073

			594,555

Poland	0.9%
Bank Polska Kasa Opieki S.A.		12,963	157,155
KGHM Polska Miedz S.A.		7,769	135,781

			292,936

Russia	0.0%
Ozon Holdings PLC - ADR(a)**		7,516	—

Saudi Arabia	0.6%
United Electronics Co.		7,354	214,434

Singapore	0.8%
Yangzijiang Shipbuilding Holdings Ltd.		360,700	257,916

South Africa	2.1%
Aspen Pharmacare Holdings Ltd.		38,016	280,046
Life Healthcare Group Holdings Ltd.		161,634	154,159
Mr Price Group Ltd.		26,738	253,691

			687,896

South Korea	11.5%
BH Co. Ltd.		15,730	282,080
Cheil Worldwide, Inc.		18,040	284,328
CJ CheilJedang Corp.		1,421	407,874
Dentium Co. Ltd.		5,288	305,921
Ecopro BM Co. Ltd.		3,834	233,741
Han Kuk Carbon Co. Ltd.		28,595	237,459
Hana Materials, Inc.		6,343	125,723
Hansol Chemical Co. Ltd.		1,341	157,288
Hyundai Mipo Dockyard Co. Ltd.(a)		7,794	556,519
LX Semicon Co. Ltd.		1,886	99,969
Meritz Fire & Marine Insurance Co. Ltd.		10,526	215,791
PSK, Inc.		9,218	91,493
SL Corp.		25,441	567,963
Youngone Corp.		8,244	254,247

			3,820,396

Taiwan	16.1%
Alchip Technologies Ltd.		22,300	600,663
Arcadyan Technology Corp.		110,000	330,038
ASPEED Technology, Inc.		5,750	316,049
Bizlink Holding, Inc.		40,000	353,888
Chailease Holding Co. Ltd.		66,172	376,477
E Ink Holdings, Inc.		110,000	726,773
Elite Material Co. Ltd.		36,000	179,410
Fulgent Sun International Holding Co. Ltd.		78,000	388,863
Hu Lane Associate, Inc.		16,000	84,085

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM EMERGING MARKETS DISCOVERY FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

	Percentage of Net Assets	Shares	Value
Ingentec Corp.		74,460	$480,589
Kaori Heat Treatment Co Ltd.		45,000	148,051
Sino-American Silicon Products, Inc.		31,000	126,457
Taiwan Business Bank		700,379	278,330
Taiwan Paiho Ltd.		129,000	239,647
Tong Yang Industry Co. Ltd.		100,000	152,017
Voltronic Power Technology Corp.		11,450	501,299
Winbond Electronics Corp.		154,000	94,834

			5,377,470

Thailand	6.7%
Central Plaza Hotel PCL - REG(a)		426,200	553,653
Fabrinet(a)		2,222	212,090
Humanica PCL - REG		858,100	252,516
JMT Network Services PCL - REG		278,900	504,637
Land & Houses PCL		367,700	86,422
Land & Houses PCL - REG		848,500	200,203
Major Cineplex Group PCL		463,200	215,899
TOA Paint Thailand PCL		80,000	69,883
TOA Paint Thailand PCL - REG		168,200	147,153

			2,242,456

Turkey	1.2%
Turk Traktor ve Ziraat Makineleri A.S.		15,309	230,941
Turkiye Petrol Rafinerileri A.S.(a)		10,822	169,365

			400,306

Uruguay	0.4%
Dlocal Ltd.(a)		5,698	116,923

TOTAL COMMON STOCKS (Cost $35,945,913)			32,735,586

EQUITY-LINKED SECURITIES	1.3%
Singapore	1.3%
Cochin Shipyard Ltd., Issued by CLSA Global Markets Pte. Ltd., Maturity Date 4/16/24(a)		22,776	123,356
Voltas Ltd., Issued by CLSA Global Markets Pte. Ltd., Maturity Date 6/30/25(a)(b)		26,338	291,320

			414,676

TOTAL EQUITY-LINKED SECURITIES (Cost $357,442)			414,676

PREFERRED STOCKS	0.8%
Brazil	0.8%
Gerdau S.A. - ADR, 12.32%(c)		57,969	262,020

TOTAL PREFERRED STOCKS (Cost $191,926)			262,020

TOTAL INVESTMENTS (Cost $36,495,281)	100.3%		33,412,282
NET OTHER ASSETS (LIABILITIES)	(0.3%)		(84,276)

NET ASSETS	100.0%		$33,328,006

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM EMERGING MARKETS DISCOVERY FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

(a)	Non-income producing security.
(b)

Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers.

(c)	Current yield is disclosed. Dividends are calculated based on a percentage of issuer’s net income.
**	Security valued pursuant to Level 3 unobservable inputs and is restricted for trading.

Abbreviations:

ADR – American Depositary Receipt

REG – Registered

At September 30, 2022 the industry sectors for the JOHCM Emerging Markets Discovery Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Communication Services	3.2%
Consumer Discretionary	16.6
Consumer Staples	9.4
Energy	2.0
Financials	9.0
Health Care	8.5
Industrials	15.1
Information Technology	22.9
Materials	9.3
Real Estate	3.1
Utilities	1.2

Total	100.3%

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM EMERGING MARKETS DISCOVERY FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

At September 30, 2022 the JOHCM Emerging Markets Discovery Fund’s investments were concentrated as follows:

Market Exposure (Unaudited)
Equity and Equity-Linked Securities	% of Net Assets
Technology Hardware	9.0%
Leisure Facilities & Services	6.8
Beverages	5.4
Specialty Finance	5.3
Apparel & Textile Products	4.8
Health Care Facilities & Services	4.7
Semiconductors	4.6
Metals & Mining	4.4
Technology Services	4.1
Oil & Gas Producers	3.7
Automotive	3.6
Electrical Equipment	3.3
Banking	3.2
Retail - Discretionary	3.1
Household Products	3.0
Chemicals	2.9
Biotechnology & Pharmaceuticals	2.8
Machinery	2.8
Transportation Equipment	2.8
Food	2.7
Commercial Support Services	2.5
Real Estate Services	1.9
Electric Utilities	1.9
Medical Equipment & Devices	0.9
Real Estate Owners & Developers	0.9
Home Construction	0.9
Advertising & Marketing	0.9
Engineering & Construction	0.8
Steel	0.8
Construction Materials	0.7
Renewable Energy	0.7
Transportation & Logistics	0.7
Insurance	0.7
Industrial Intermediate Products	0.5
Software	0.5
Home & Office Products	0.5
Institutional Financial Services	0.5
Internet Media & Services	0.4
Electric, Gas Marketing & Trading	0.3
Consumer Services	0.3
E-Commerce Discretionary	0.0 (a)

Total	100.3%

(a)	Amount rounds to less than 0.01%.

5 Largest Security Positions
Issuer	% of Net Assets
Varun Beverages Ltd.	3.4%
KPIT Technologies Ltd.	2.4
E Ink Holdings, Inc.	2.2
Phoenix Mills (The) Ltd.	1.9
Narayana Hrudayalaya Ltd.	1.8

Total	11.7%

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM GLOBAL INCOME BUILDER FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	54.0%
Asset Management	1.8%
GQG Partners, Inc. - CDI		178,712	$171,164
Groupe Bruxelles Lambert N.V.		5,920	411,386
Investor AB - Class B		25,879	377,232
Julius Baer Group Ltd.		6,180	268,912

			1,228,694

Banking	3.4%
CaixaBank S.A.		42,379	136,562
Citizens Financial Group, Inc.		9,522	327,176
FinecoBank Banca Fineco S.p.A.		27,809	341,803
JPMorgan Chase & Co.		3,129	326,981
Lloyds Banking Group PLC		681,633	311,414
Truist Financial Corp.		18,836	820,119

			2,264,055

Beverages	1.2%
Coca-Cola Europacific Partners PLC		7,190	306,438
Coca-Cola Femsa S.A.B. de C.V. - ADR		8,238	481,017

			787,455

Biotechnology & Pharmaceuticals	4.1%
AstraZeneca PLC		5,953	654,652
Euroapi S.A.(a)		176	2,930
Novartis A.G. - REG		14,444	1,101,113
Pfizer, Inc.		6,968	304,920
Roche Holding A.G. - ADR		8,637	350,835
Sanofi		4,491	342,754

			2,757,204

Cable & Satellite	0.3%
NOS SGPS S.A.		55,807	182,218

Chemicals	4.2%
Air Products and Chemicals, Inc.		3,612	840,621
International Flavors & Fragrances, Inc.		8,122	737,721
Linde PLC		3,420	921,998
Nutrien Ltd.		3,920	326,849

			2,827,189

Construction Materials	1.3%
Cie de Saint-Gobain		6,403	228,356
CRH PLC		20,731	668,501

			896,857

Electric Utilities	1.2%
Terna - Rete Elettrica Nazionale		131,616	801,785

Electrical Equipment	0.5%
ABB Ltd. - REG		11,766	302,986

Entertainment Content	0.7%
Activision Blizzard, Inc.		6,201	460,982

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM GLOBAL INCOME BUILDER FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

	Percentage of Net Assets	Shares	Value
Food	1.2%
Danone S.A.		3,430	$161,611
Nestle S.A. - REG		5,960	645,346

			806,957

Health Care Facilities & Services	1.0%
Elevance Health, Inc.		1,539	699,075

Home Construction	1.0%
Sekisui House Ltd.		40,400	670,974

Household Products	1.1%
Unilever PLC		16,725	735,898

Industrial Intermediate Products	0.7%
Chart Industries, Inc.(a)		2,371	437,094

Institutional Financial Services	0.8%
CME Group, Inc.		2,882	510,489

Insurance	0.3%
Allianz S.E. - REG		1,143	180,880

Internet Media & Services	3.0%
Alphabet, Inc. - Class C(a)		8,638	830,544
Meta Platforms, Inc. - Class A(a)		3,510	476,237
Naspers Ltd. - Class N		5,675	703,311

			2,010,092

Machinery	0.6%
Deere & Co.		1,157	386,311

Medical Equipment & Devices	1.2%
Thermo Fisher Scientific, Inc.		1,633	828,241

Metals & Mining	0.4%
Anglo American PLC		8,672	261,967

Oil & Gas Producers	5.0%
Cheniere Energy, Inc.		2,516	417,430
Kinetik Holdings, Inc.		20,878	680,205
New Fortress Energy, Inc.		4,244	185,505
ONEOK, Inc.		9,750	499,590
Pembina Pipeline Corp.		20,943	636,166
Williams Cos. (The), Inc.		32,456	929,216

			3,348,112

Real Estate Investment Trusts	5.5%
Boston Properties, Inc.		2,892	216,813
Crown Castle International Corp.		6,778	979,760
Digital Realty Trust, Inc.		2,933	290,895
Frasers Logistics & Commercial Trust		766,949	658,011
Mapletree Industrial Trust		430,480	714,554
VICI Properties, Inc.		27,447	819,293

			3,679,326

Real Estate Owners & Developers	1.4%
Hang Lung Properties Ltd.		343	560

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM GLOBAL INCOME BUILDER FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

	Percentage of Net Assets	Shares	Value
Hongkong Land Holdings Ltd.		79	$346
Hysan Development Co. Ltd.		113,000	284,567
Sun Hung Kai Properties Ltd.		58,000	637,720

			923,193

Retail - Consumer Staples	1.4%
Dollar Tree, Inc.(a)		6,607	899,213

Semiconductors	3.1%
NXP Semiconductors N.V.		4,135	609,954
ON Semiconductor Corp.(a)		11,349	707,383
STMicroelectronics N.V.		11,455	353,439
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR		5,730	392,849

			2,063,625

Software	3.1%
Bill.com Holdings, Inc.(a)		1,585	209,807
Microsoft Corp.		4,210	980,509
Oracle Corp.		14,418	880,507

			2,070,823

Technology Services	2.4%
PayPal Holdings, Inc.(a)		7,733	665,579
Visa, Inc. - Class A		5,149	914,720

			1,580,299

Telecommunications	2.1%
AT&T, Inc.		32,798	503,121
BT Group PLC		335,826	454,059
Verizon Communications, Inc.		3,873	147,058
Vodafone Group PLC		247,682	278,959

			1,383,197

TOTAL COMMON STOCKS (Cost $37,291,374)			35,985,191

	Percentage of Net Assets	Principal Amount	Value
CONVERTIBLE BONDS	6.0%
Cable & Satellite	2.3%
Liberty Broadband Corp., 1.25%, 09/30/50(b)		$500,000	472,500
2.75%, 09/30/50(b)		300,000	287,617
Liberty Latin America Ltd. 2.00%, 07/15/24		895,000	782,600

			1,542,717

Internet Media & Services	1.2%
Spotify U.S.A., Inc. 0.00%, 03/15/26		1,000,000	785,000

Software	2.5%
1Life Healthcare, Inc. 3.00%, 06/15/25		250,000	241,875

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM GLOBAL INCOME BUILDER FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

	Percentage of Net Assets	Principal Amount	Value
Avalara, Inc. 0.25%, 08/01/26		$400,000	$386,800
Bill.com Holdings, Inc. 0.00%, 04/01/27		250,000	195,125
Splunk, Inc. 1.13%, 06/15/27		1,040,000	818,248

			1,642,048

TOTAL CONVERTIBLE BONDS (Cost $4,409,574)			3,969,765

CORPORATE BONDS	21.0%
Advertising & Marketing	1.7%
Advantage Sales & Marketing, Inc. 6.50%, 11/15/28(b)		1,400,000	1,108,324

Apparel & Textile Products	0.5%
Kontoor Brands, Inc. 4.13%, 11/15/29(b)		411,000	327,456

Asset Management	0.8%
Charles Schwab Corp. (The) (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.97%) 5.38%, 06/01/25(c)		550,000	534,875

Banking	1.7%
Bank of America Corp. (Variable, ICE LIBOR USD 3M + 2.66%) 4.30%, 01/28/25(d)		450,000	369,004
JPMorgan Chase & Co. (Variable, U.S. SOFR + 2.75%) 4.00%, 04/01/25(d)		900,000	740,250

			1,109,254

Biotechnology & Pharmaceuticals	0.8%
AbbVie, Inc. 3.60%, 05/14/25		570,000	547,125

Cable & Satellite	1.8%
CCO Holdings LLC/CCO Holdings Capital Corp., 4.00%, 03/01/23(b)		750,000	745,676
5.38%, 06/01/29(b)		550,000	481,426

			1,227,102

Containers & Packaging	0.4%
Berry Global, Inc. 4.88%, 07/15/26(b)		300,000	282,000

Electrical Equipment	1.3%
WESCO Distribution, Inc. 7.25%, 06/15/28(b)		850,000	832,534

Health Care Facilities & Services	0.6%
Elevance Health, Inc. 2.88%, 09/15/29		300,000	256,143
IQVIA, Inc. 5.00%, 10/15/26(b)		150,000	142,929

			399,072

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM GLOBAL INCOME BUILDER FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

	Percentage of Net Assets	Principal Amount	Value
Internet Media & Services	3.1%
Netflix, Inc. 6.38%, 05/15/29		$505,000	$501,348
TripAdvisor, Inc. 7.00%, 07/15/25(b)		1,130,000	1,098,596
Uber Technologies, Inc. 4.50%, 08/15/29(b)		550,000	462,344

			2,062,288

Leisure Products	0.4%
Mattel, Inc. 5.88%, 12/15/27(b)		275,000	263,313

Real Estate Investment Trusts	4.0%
American Tower Corp. 3.65%, 03/15/27		900,000	823,216
Digital Realty Trust L.P., 3.70%, 08/15/27		300,000	277,938
3.60%, 07/01/29		850,000	745,208
SBA Communications Corp. 3.13%, 02/01/29		175,000	140,747
VICI Properties L.P./VICI Note Co., Inc. 5.75%, 02/01/27(b)		700,000	659,596

			2,646,705

Semiconductors	0.3%
Broadcom, Inc. 3.14%, 11/15/35(b)		280,000	196,196

Software	0.4%
SS&C Technologies, Inc. 5.50%, 09/30/27(b)		325,000	296,463

Technology Hardware	1.4%
HP, Inc. 4.75%, 03/01/29(b)		920,000	924,901

Technology Services	1.0%
MSCI, Inc. 4.00%, 11/15/29(b)		770,000	665,049

Telecommunications	0.8%
Switch Ltd. 3.75%, 09/15/28(b)		550,000	546,562

TOTAL CORPORATE BONDS (Cost $15,440,771)			13,969,219

	Percentage of Net Assets	Shares	Value
EXCHANGE TRADED FUNDS	3.4%
iShares Gold Trust(a)		36,211	1,141,733
SPDR Gold Shares(a)		7,375	1,140,691

TOTAL EXCHANGE TRADED FUNDS (Cost $2,018,617)			2,282,424

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM GLOBAL INCOME BUILDER FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

	Percentage of Net Assets	Principal Amount	Value
FOREIGN ISSUER BONDS	6.5%
Beverages	2.6%
Bacardi Ltd. 4.70%, 05/15/28(b)		$900,000	$840,834
JDE Peet’s N.V. 0.80%, 09/24/24(b)		1,000,000	915,142

			1,755,976

Technology Services	2.8%
CGI, Inc. 1.45%, 09/14/26		1,000,000	864,573
Thomson Reuters Corp. 4.30%, 11/23/23		1,000,000	992,386

			1,856,959

Telecommunications	1.1%
Rogers Communications, Inc. 3.63%, 12/15/25		750,000	708,873

TOTAL FOREIGN ISSUER BONDS (Cost $4,470,375)			4,321,808

	Percentage of Net Assets	Shares	Value
PREFERRED STOCKS	2.1%
Beverages	0.6%
Embotelladora Andina S.A. - Class B 5.71%(e)		216,125	374,218

Technology Hardware	0.6%
Samsung Electronics Co. Ltd. 3.08%(e)		11,751	382,360

Telecommunications	0.9%
2020 Cash Mandatory Exchangeable Trust (a)(b)		550	618,695

PREFERRED STOCKS (Cost $1,504,372)			1,375,273

	Percentage of Net Assets	Principal Amount	Value
U.S. GOVERNMENT OBLIGATIONS	1.6%
U.S. Treasury Bonds, 2.25%, 02/15/52		1,500,000	1,089,844

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $1,234,404)			1,089,844

	Percentage of Net Assets	Shares	Value
SHORT-TERM INVESTMENTS	3.5%
Northern Institutional Treasury Portfolio (Premier Class), 2.38%(f)		2,349,818	2,349,818

TOTAL SHORT-TERM INVESTMENTS (Cost $2,349,818)			2,349,818

TOTAL INVESTMENTS (Cost $68,719,305)	98.1%		65,343,342
NET OTHER ASSETS (LIABILITIES)	1.9%		1,260,641

NET ASSETS	100.0%		$66,603,983

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM GLOBAL INCOME BUILDER FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

(a)	Non-income producing security.
(b)

Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers.

(c)	Floating rate security. The rate presented is the rate in effect at September 30, 2022, and the related index and spread are shown parenthetically for each security.
(d)	Variable or floating rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of September 30, 2022.
(e)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(f)	7-day current yield as of September 30, 2022 is disclosed.

Abbreviations:

ADR – American Depositary Receipt

CDI – CREST Depository Interest

REG – Registered

At September 30, 2022, the JOHCM Global Income Builder Fund’s investments were concentrated as follows:

Country Allocation (Unaudited)	Percentage of Net Assets
United States	63.9%
Canada	5.3
United Kingdom	4.5
Switzerland	4.0
Netherlands	2.8
Ireland	2.4
Singapore	2.1
Chile	1.7
Italy	1.7
Hong Kong	1.4
Bermuda	1.3
France	1.1
South Africa	1.0
Japan	1.0
Mexico	0.7
Belgium	0.6
Taiwan	0.6
South Korea	0.6
Sweden	0.6
Portugal	0.3
Germany	0.3
Spain	0.2

Total	98.1%

5 Largest Security Positions
Issuer	% of Net Assets
iShares Gold Trust	1.7%
SPDR Gold Shares	1.7
Advantage Sales & Marketing, Inc. 6.50%, 11/15/28	1.7
Novartis A.G. - REG	1.7
TripAdvisor, Inc. 7.00%, 7/15/25	1.7

Total	8.5%

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM GLOBAL SELECT FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	97.6%
Australia	2.2%
Fortescue Metals Group Ltd.		579,468	$6,210,387

Brazil	0.7%
Banco Bradesco S.A. - ADR		563,159	2,072,425

China	4.1%
Alibaba Group Holding Ltd.(a)		581,575	5,833,718
Tencent Holdings Ltd.		172,068	5,811,080

			11,644,798

Denmark	4.8%
Novo Nordisk A/S - Class B		72,923	7,268,527
Orsted A/S(b)		80,917	6,438,758

			13,707,285

Hong Kong	2.1%
Hong Kong Exchanges & Clearing Ltd.		171,961	5,838,612

Indonesia	1.4%
Bank Mandiri Persero Tbk PT		6,328,796	3,880,475

Ireland	4.6%
Accenture PLC - Class A		24,429	6,285,582
Linde PLC		24,916	6,717,104

			13,002,686

Japan	4.5%
Keyence Corp.		19,235	6,386,077
Sony Group Corp.		96,787	6,229,436

			12,615,513

Jersey	2.0%
Aptiv PLC(a)		71,069	5,558,306

Netherlands	4.4%
CNH Industrial N.V.		591,711	6,609,412
Prosus N.V.(a)		110,164	5,741,077

			12,350,489

Sweden	2.4%
Boliden AB		221,669	6,855,554

United States	64.4%
AGCO Corp.		68,511	6,588,703
Agilent Technologies, Inc.		56,955	6,922,880
Alphabet, Inc. - Class A(a)		66,252	6,337,004
ANSYS, Inc.(a)		29,277	6,490,711
Catalent, Inc.(a)		83,615	6,050,381
Chart Industries, Inc.(a)		38,114	7,026,316
Danaher Corp.		24,128	6,232,021
Elevance Health, Inc.		15,015	6,820,414
Envista Holdings Corp.(a)		187,040	6,136,782
EPAM Systems, Inc.(a)		17,568	6,362,954
Estee Lauder (The) Cos., Inc. - Class A		28,482	6,149,264

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM GLOBAL SELECT FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

	Percentage of Net Assets	Shares	Value
Globant S.A.(a)		32,209	$6,025,660
Henry Schein, Inc.(a)		94,297	6,201,914
Intercontinental Exchange, Inc.		68,842	6,219,875
Intuit, Inc.		16,923	6,554,616
Keysight Technologies, Inc.(a)		41,699	6,561,755
Microsoft Corp.		29,602	6,894,306
Morningstar, Inc.		29,351	6,231,804
Nasdaq, Inc.		121,512	6,887,300
PerkinElmer, Inc.		47,673	5,736,492
Regeneron Pharmaceuticals, Inc.(a)		9,205	6,341,048
Repligen Corp.(a)		37,016	6,926,064
S&P Global, Inc.		19,887	6,072,495
Tenaris S.A. - ADR		276,096	7,134,321
Thermo Fisher Scientific, Inc.		12,963	6,574,704
TPG, Inc.		242,329	6,746,439
United Rentals, Inc.(a)		23,139	6,250,307
Vertex Pharmaceuticals, Inc.(a)		24,422	7,071,146

			181,547,676

TOTAL COMMON STOCKS (Cost $275,749,008)			275,284,206

TOTAL INVESTMENTS (Cost $275,749,008)	97.6%		275,284,206
NET OTHER ASSETS (LIABILITIES)	2.4%		6,736,292

NET ASSETS	100.0%		$282,020,498

(a)	Non-income producing security.
(b)

Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers.

Abbreviations:

ADR – American Depositary Receipt

At September 30, 2022 the industry sectors for the JOHCM Global Select Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Communication Services	4.3%
Consumer Discretionary	8.3
Consumer Staples	2.2
Energy	2.5
Financials	15.6
Health Care	27.7
Industrials	9.4
Information Technology	18.3
Materials	7.0
Utilities	2.3

Total	97.6%

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM GLOBAL SELECT FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

At September 30, 2022 the JOHCM Global Select Fund’s investments were concentrated as follows:

Market Exposure (Unaudited)
Equity Securities	% of Net Assets
Medical Equipment & Devices	13.7%
Technology Services	11.0
Biotechnology & Pharmaceuticals	7.3
Software	7.1
Machinery	6.9
Health Care Facilities & Services	6.8
Institutional Financial Services	6.7
Internet Media & Services	6.3
Metals & Mining	4.6
Steel	2.5
Industrial Intermediate Products	2.5
Asset Management	2.4
Chemicals	2.4
Electrical Equipment	2.3
Electric Utilities	2.3
Industrial Support Services	2.2
Technology Hardware	2.2
Household Products	2.2
Banking	2.1
E-Commerce Discretionary	2.1
Automotive	2.0

Total	97.6%

5 Largest Security Positions
Issuer	% of Net Assets
Novo Nordisk A/S - Class B	2.6%
Tenaris S.A. - ADR	2.6
Vertex Pharmaceuticals, Inc.	2.5
Chart Industries, Inc.	2.5
Repligen Corp.	2.5

Total	12.7%

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM INTERNATIONAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	94.9%
Belgium	1.0%
Proximus SADP		1,463	$15,159

Canada	6.1%
Alimentation Couche-Tard, Inc.		1,289	51,892
Cameco Corp.		1,488	39,491

			91,383

Finland	3.8%
Kone OYJ - Class B		636	24,491
Wartsila OYJ Abp		5,074	32,327

			56,818

France	16.1%
Publicis Groupe S.A.		1,011	47,838
Sanofi		689	52,585
Schneider Electric S.E.		348	39,042
Thales S.A.		538	59,341
TotalEnergies S.E.		938	44,152

			242,958

Germany	11.1%
Continental A.G.		693	31,135
Deutsche Boerse A.G.		329	54,166
Merck KGaA		254	41,454
Vitesco Technologies Group A.G.(a)		824	40,367

			167,122

Ireland	4.3%
CRH PLC		2,041	65,355

Italy	2.6%
Enel S.p.A.		9,713	39,804

Japan	5.6%
KDDI Corp.		807	23,669
Nippon Gas Co. Ltd.		2,491	35,236
Nitori Holdings Co. Ltd.		300	25,105

			84,010

Netherlands	5.7%
Heineken Holding N.V.		742	50,660
SBM Offshore N.V.		2,769	34,606

			85,266

Portugal	3.3%
Galp Energia SGPS S.A.		5,191	49,750

South Korea	2.1%
LG H&H Co. Ltd.		74	32,455

Spain	2.0%
Iberdrola S.A.		3,272	30,418

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM INTERNATIONAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

	Percentage of Net Assets	Shares	Value
Sweden	5.3%
Sandvik AB		2,289	$31,170
Svenska Handelsbanken AB - Class A		6,037	49,332

			80,502

Switzerland	2.0%
Roche Holding A.G.		92	29,997

United Kingdom	21.2%
B&M European Value Retail S.A.		16,610	56,402
Beazley PLC		6,857	42,538
Compass Group PLC		2,443	48,834
HomeServe PLC		1,218	16,095
Informa PLC		5,691	32,786
Lancashire Holdings Ltd.		6,575	36,265
Rio Tinto PLC		447	24,211
Shell PLC		2,499	62,176

			319,307

United States	2.7%
Philip Morris International, Inc.		492	40,841

TOTAL COMMON STOCKS (Cost $1,738,541)			1,431,145

TOTAL INVESTMENTS (Cost $1,738,541)	94.9%		1,431,145
NET OTHER ASSETS (LIABILITIES)	5.1%		77,156

NET ASSETS	100.0%		$1,508,301

(a)	Non-income producing security.

At September 30, 2022 the industry sectors for the JOHCM International Opportunities Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Communication Services	7.9%
Consumer Discretionary	13.4
Consumer Staples	11.7
Energy	15.3
Financials	12.1
Health Care	8.2
Industrials	13.4
Materials	5.9
Utilities	7.0

Total	94.9%

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM INTERNATIONAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

At September 30, 2022 the JOHCM International Opportunities Fund’s investments were concentrated as follows:

Market Exposure (Unaudited)
Equity Securities	% of Net Assets
Oil & Gas Producers	10.3%
Biotechnology & Pharmaceuticals	8.2
Retail - Consumer Staples	7.2
Insurance	5.2
Automotive	4.7
Electric Utilities	4.7
Construction Materials	4.3
Metals & Mining	4.2
Electrical Equipment	4.2
Machinery	4.2
Aerospace & Defense	3.9
Institutional Financial Services	3.6
Beverages	3.4
Banking	3.3
Commercial Support Services	3.2
Advertising & Marketing	3.2
Tobacco & Cannabis	2.7
Telecommunications	2.6
Gas & Water Utilities	2.3
Oil, Gas Services & Equipment	2.3
Publishing & Broadcasting	2.2
Household Products	2.2
Retail - Discretionary	1.7
Engineering & Construction	1.1

Total	94.9%

5 Largest Security Positions
Issuer	% of Net Assets
CRH PLC	4.3%
Shell PLC	4.1
Thales S.A.	4.0
B&M European Value Retail S.A.	3.8
Deutsche Boerse A.G.	3.6

Total	19.8%

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM INTERNATIONAL SELECT FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	94.6%
Australia	2.2%
Fortescue Metals Group Ltd.		12,776,572	$136,931,566

China	3.7%
Alibaba Group Holding Ltd.(a)		11,629,801	116,657,305
Tencent Holdings Ltd.		3,454,367	116,660,878

			233,318,183

Denmark	4.6%
Novo Nordisk A/S - Class B		1,629,140	162,382,899
Orsted A/S(b)		1,601,913	127,468,015

			289,850,914

France	8.9%
Air Liquide S.A.		1,141,306	129,956,841
L’Oreal S.A.		478,895	152,488,728
Sanofi		1,738,562	132,687,529
Schneider Electric S.E.		1,315,246	147,558,635

			562,691,733

Germany	4.7%
Deutsche Boerse A.G.		836,060	137,646,414
Merck KGaA		993,057	162,070,307

			299,716,721

Hong Kong	2.1%
Hong Kong Exchanges & Clearing Ltd.		4,000,984	135,845,880

Indonesia	1.5%
Bank Rakyat Indonesia Persero Tbk PT		329,226,351	96,848,651

Ireland	6.6%
Accenture PLC - Class A		565,775	145,573,907
ICON PLC(a)		748,160	137,496,845
Linde PLC		504,397	137,935,873

			421,006,625

Japan	14.6%
Advantest Corp.		2,765,400	128,518,078
FANUC Corp.		866,843	119,917,221
Japan Exchange Group, Inc.		9,132,400	123,451,507
Keyence Corp.		416,873	138,403,072
Ono Pharmaceutical Co. Ltd.		5,588,000	129,988,027
ORIX Corp.		10,461,500	147,130,344
Sony Group Corp.		2,151,200	138,456,215

			925,864,464

Jersey	4.3%
Aptiv PLC(a)		1,561,696	122,140,244
Ferguson PLC		1,411,120	146,936,696

			269,076,940

Netherlands	10.5%
CNH Industrial N.V.		12,422,657	138,687,581

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM INTERNATIONAL SELECT FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

	Percentage of Net Assets	Shares	Value
Koninklijke Ahold Delhaize N.V.		5,207,430	$132,601,719
Prosus N.V.(a)		2,227,951	116,107,251
QIAGEN N.V.(a)		3,272,678	135,096,148
STMicroelectronics N.V.		4,708,909	145,291,283

			667,783,982

Sweden	1.8%
EQT AB		6,050,000	116,389,741

Switzerland	7.0%
Alcon, Inc.		2,595,716	150,317,968
Lonza Group A.G. - REG		316,255	153,797,612
Roche Holding A.G.		435,315	141,938,390

			446,053,970

United Kingdom	17.4%
Anglo American PLC		3,938,528	118,976,558
Ashtead Group PLC		3,167,910	141,434,113
AstraZeneca PLC		1,417,040	155,831,990
B&M European Value Retail S.A.		33,077,114	112,318,877
Compass Group PLC		7,532,289	150,564,536
GSK PLC		6,924,702	101,003,639
Haleon PLC(a)		9,726,431	30,094,470
London Stock Exchange Group PLC		1,789,004	150,855,087
Rio Tinto PLC		2,671,405	144,692,714

			1,105,771,984

United States	4.7%
Globant S.A.(a)		686,835	128,493,092
Tenaris S.A.		12,852,690	166,632,983

			295,126,075

TOTAL COMMON STOCKS (Cost $6,955,144,431)			6,002,277,429

PREFERRED STOCKS	4.1%
Brazil	2.0%
Itau Unibanco Holding S.A. - ADR, 0.61%(c)		23,841,986	123,263,068

Germany	2.1%
Sartorius A.G., 0.36%(c)		389,109	135,903,538

TOTAL PREFERRED STOCKS (Cost $295,049,614)			259,166,606

TOTAL INVESTMENTS (Cost $7,250,194,045)	98.7%		6,261,444,035
NET OTHER ASSETS (LIABILITIES)	1.3%		81,161,905

NET ASSETS	100.0%		$6,342,605,940

(a)	Non-income producing security.
(b)

Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers.

(c)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

Abbreviations:

ADR – American Depositary Receipt
REG – Registered

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM INTERNATIONAL SELECT FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

At September 30, 2022 the industry sectors for the JOHCM International Select Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Communication Services	1.8%
Consumer Discretionary	11.9
Consumer Staples	5.0
Energy	2.6
Financials	16.3
Health Care	26.8
Industrials	11.0
Information Technology	10.8
Materials	10.5
Utilities	2.0

Total	98.7%

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM INTERNATIONAL SELECT FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

At September 30, 2022 the JOHCM International Select Fund’s investments were concentrated as follows:

Market Exposure (Unaudited)
Equity Securities	% of Net Assets
Biotechnology & Pharmaceuticals	15.6%
Institutional Financial Services	8.6
Medical Equipment & Devices	6.6
Metals & Mining	6.3
Machinery	6.3
Health Care Facilities & Services	4.6
Industrial Support Services	4.6
Technology Services	4.3
Semiconductors	4.3
Chemicals	4.2
Retail - Consumer Staples	3.9
Internet Media & Services	3.7
Banking	3.5
Household Products	2.9
Steel	2.6
Commercial Support Services	2.4
Electrical Equipment	2.3
Specialty Finance	2.3
Technology Hardware	2.2
Electric Utilities	2.0
Automotive	1.9
E-Commerce Discretionary	1.8
Asset Management	1.8

Total	98.7%

5 Largest Security Positions
Issuer	% of Net Assets
Tenaris S.A.	2.6%
Novo Nordisk A/S - Class B	2.6
Merck KGaA	2.6
AstraZeneca PLC	2.5
Lonza Group A.G. - REG	2.4

Total	12.7%

See Notes to Financial Statements.

JOHCM FUNDS TRUST

REGNAN GLOBAL EQUITY IMPACT SOLUTIONS

SCHEDULE OF INVESTMENTS

September 30, 2022

	Percentage of Net Assets	Shares	Value
CLOSED-END FUNDS	1.4%
Guernsey	1.4%
Syncona Ltd.(a)		56,085	$102,834

TOTAL CLOSED-END FUNDS (Cost $143,982)			102,834

COMMON STOCKS	96.6%
Austria	0.9%
Lenzing A.G.		1,181	64,247

Belgium	1.2%
Umicore S.A.		3,062	88,779

Brazil	7.4%
Afya Ltd. - Class A(a)		23,604	320,070
YDUQS Participacoes S.A.		84,611	226,650

			546,720

Canada	4.2%
ATS Automation Tooling Systems, Inc.(a)		11,605	306,308

Denmark	9.7%
Novo Nordisk A/S - Class B		4,220	420,624
Orsted A/S(b)		3,720	296,009

			716,633

France	7.2%
Hoffmann Green Cement Technologies S.A.S.(a)		1,535	10,098
Sartorius Stedim Biotech		1,293	395,261
Valeo		8,474	127,367

			532,726

Germany	4.8%
Carl Zeiss Meditec A.G. - Bearer		1,889	198,927
Duerr A.G.		7,226	151,311

			350,238

Indonesia	4.8%
Bank Rakyat Indonesia Persero Tbk PT		1,189,911	350,037

Japan	3.7%
Horiba Ltd.		6,991	271,659

Netherlands	10.2%
Alfen Beheer B.V.(a)(b)		3,503	321,765
QIAGEN N.V.(a)		10,222	430,159

			751,924

Norway	2.5%
TOMRA Systems ASA		10,366	182,124

Spain	1.7%
Befesa S.A.(b)		4,059	123,816

Switzerland	4.8%
Lonza Group A.G. - REG		734	356,951

United Kingdom	6.4%
Abcam PLC(a)		23,987	357,829
Autolus Therapeutics PLC - ADR(a)		38,484	82,356

See Notes to Financial Statements.

JOHCM FUNDS TRUST

REGNAN GLOBAL EQUITY IMPACT SOLUTIONS

SCHEDULE OF INVESTMENTS

September 30, 2022

	Percentage of Net Assets	Shares	Value
Home REIT PLC		22,833	$23,071
Ilika PLC(a)		11,563	6,960

			470,216

United States	27.1%
Agilent Technologies, Inc.		3,417	415,336
ANSYS, Inc.(a)		1,568	347,626
Ecolab, Inc.		1,371	198,000
Evoqua Water Technologies Corp.(a)		10,436	345,119
PTC, Inc.(a)		3,369	352,397
Xylem, Inc.		3,837	335,200

			1,993,678

TOTAL COMMON STOCKS (Cost $9,271,320)			7,106,056

TOTAL INVESTMENTS (Cost $9,415,302)	98.0%		7,208,890
NET OTHER ASSETS (LIABILITIES)	2.0%		147,763

NET ASSETS	100.0%		$7,356,653

(a)	Non-income producing security.
(b)

Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers.

Abbreviations:

ADR – American Depositary Receipt

REG – Registered

REIT – Real Estate Investment Trust

At September 30, 2022 the industry sectors for the Regnan Global Equity Impact Solutions were:

Sector Allocation (Unaudited)	% of Net Assets
Consumer Discretionary	9.2%
Financials	6.2
Health Care	36.1
Industrials	24.1
Information Technology	13.2
Materials	4.9
Real Estate	0.3
Utilities	4.0

Total	98.0%

See Notes to Financial Statements.

JOHCM FUNDS TRUST

REGNAN GLOBAL EQUITY IMPACT SOLUTIONS

SCHEDULE OF INVESTMENTS

September 30, 2022

At September 30, 2022 the Regnan Global Equity Impact Solutions’ investments were concentrated as follows:

Market Exposure (Unaudited)
Equity Securities	% of Net Assets
Medical Equipment & Devices	19.6%
Machinery	17.9
Biotechnology & Pharmaceuticals	11.7
Software	9.5
Consumer Services	7.4
Health Care Facilities & Services	4.9
Chemicals	4.8
Banking	4.8
Engineering & Construction	4.4
Electric Utilities	4.0
Electrical Equipment	3.7
Automotive	1.7
Commercial Support Services	1.7
Closed-End Funds	1.4
Real Estate Investment Trusts	0.3
Construction Materials	0.1
Technology Hardware	0.1

Total	98.0%

5 Largest Security Positions
Issuer	% of Net Assets
QIAGEN N.V.	5.9%
Novo Nordisk A/S - Class B	5.7
Agilent Technologies, Inc.	5.6
Sartorius Stedim Biotech	5.4
Abcam PLC	4.9

Total	27.5%

See Notes to Financial Statements.

JOHCM FUNDS TRUST

TSW EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	98.1%
Brazil	6.9%
Ambev S.A.		50,000	$144,040
B3 S.A. - Brasil Bolsa Balcao		42,000	101,606
Banco BTG Pactual S.A.(a)		37,000	170,172
JBS S.A.		8,000	37,254
Localiza Rent a Car S.A.		4,000	45,299

			498,371

Canada	0.8%
Fairfax India Holdings Corp.(a)(b)		6,000	56,880

Chile	0.7%
Liberty Latin America Ltd. - Class C(a)		8,000	49,200

China	18.3%
Alibaba Group Holding Ltd.(a)		23,000	230,711
China Resources Cement Holdings Ltd.		130,000	60,207
Hainan Meilan International Airport Co. Ltd. - Class H(a)		30,000	71,984
JD.com, Inc. - Class A		476	12,020
Kingboard Holdings Ltd.		32,000	89,914
Kingsoft Corp. Ltd.		18,000	47,655
NetEase, Inc.		20,000	303,713
Postal Savings Bank of China Co. Ltd. - Class H(b)		140,000	81,956
Tencent Holdings Ltd.		10,000	337,720
Zijin Mining Group Co. Ltd. - Class H		95,000	91,572

			1,327,452

Colombia	1.5%
Millicom International Cellular S.A.(a)		9,350	106,683

Czech Republic	1.6%
Colt CZ Group S.E.		5,500	119,648

Egypt	1.2%
Commercial International Bank Egypt S.A.E. - REG - GDR		82,742	90,192

Greece	3.9%
Motor Oil Hellas Corinth Refineries S.A.		9,000	141,485
OPAP S.A.		12,000	144,123

			285,608

Hong Kong	2.9%
Lenovo Group Ltd.		194,000	133,274
Sinotruk Hong Kong Ltd.		88,000	73,471

			206,745

Hungary	1.8%
Richter Gedeon Nyrt		7,500	128,427

India	8.2%
ICICI Bank Ltd. - ADR		13,000	272,610
Reliance Industries Ltd. - GDR(b)		5,500	319,994

			592,604

See Notes to Financial Statements.

JOHCM FUNDS TRUST

TSW EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

	Percentage of Net Assets	Shares	Value
Kazakhstan	1.3%
Kaspi.KZ JSC - REG - GDR		1,700	$97,779

Malaysia	3.4%
Hibiscus Petroleum Bhd.		360,000	64,749
My EG Services Bhd		1,007,800	183,096

			247,845

Mexico	4.1%
Becle S.A.B. de C.V.		75,000	132,836
Fibra Uno Administracion S.A. de C.V.		62,000	63,818
Qualitas Controladora S.A.B. de C.V.		24,000	98,970

			295,624

Philippines	1.2%
Wilcon Depot, Inc.		155,000	84,427

Poland	2.7%
LiveChat Software S.A.		4,500	98,662
Warsaw Stock Exchange		15,000	98,853

			197,515

Singapore	0.7%
Sea Ltd. - ADR(a)		900	50,445

South Africa	4.5%
Aspen Pharmacare Holdings Ltd.		3,500	25,783
Naspers Ltd. - Class N		1,500	185,897
Sibanye Stillwater Ltd.		48,000	111,095

			322,775

South Korea	11.6%
AfreecaTV Co. Ltd.		1,000	43,809
Fila Holdings Corp.		6,000	129,928
Hugel, Inc.(a)		400	28,260
LG Chem Ltd.		300	111,172
NICE Information Service Co. Ltd.		9,000	83,500
Samsung Electronics Co. Ltd.		7,600	279,249
Shinhan Financial Group Co. Ltd.		7,000	162,827

			838,745

Taiwan	9.2%
Chailease Holding Co. Ltd.		13,950	79,367
E Ink Holdings, Inc.		9,000	59,463
Simplo Technology Co. Ltd.		15,000	123,795
Taiwan Semiconductor Manufacturing Co. Ltd.		31,000	407,473

			670,098

Thailand	3.2%
Bangkok Bank PCL - REG		40,000	144,751
CP ALL PCL - REG		60,000	89,475

			234,226

Turkey	4.1%
KOC Holding A.S.		33,000	80,766

See Notes to Financial Statements.

JOHCM FUNDS TRUST

TSW EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

	Percentage of Net Assets	Shares	Value
Sok Marketler Ticaret A.S.(a)		100,000	$111,573
Turkiye Sise ve Cam Fabrikalari A.S.		75,300	103,404

			295,743

United Kingdom	1.0%
Georgia Capital PLC(a)		11,000	76,016

United States	3.3%
MercadoLibre, Inc.(a)		100	82,778
Parade Technologies Ltd.		2,500	46,762
Yum China Holdings, Inc.		2,300	108,859

			238,399

TOTAL COMMON STOCKS (Cost $9,608,553)			7,111,447

RIGHTS	0.0%
Brazil	0.0%
Localiza Rent a Car S.A.(a)		12	25

TOTAL RIGHTS (Cost $—)			25

TOTAL INVESTMENTS (Cost $9,608,553)	98.1%		7,111,472
NET OTHER ASSETS (LIABILITIES)	1.9%		141,297

NET ASSETS	100.0%		$7,252,769

(a)	Non-income producing security.
(b)

Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers.

Abbreviations:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

REG – Registered

At September 30, 2022 the industry sectors for the TSW Emerging Markets Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Communication Services	12.9%
Consumer Discretionary	13.5
Consumer Staples	7.1
Energy	7.3
Financials	21.1
Health Care	2.5
Industrials	8.0
Information Technology	19.6
Materials	5.2
Real Estate	0.9

Total	98.1%

See Notes to Financial Statements.

JOHCM FUNDS TRUST

TSW EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

At September 30, 2022 the TSW Emerging Markets Fund’s investments were concentrated as follows:

Market Exposure (Unaudited)
Equity Securities	% of Net Assets
Internet Media & Services	11.7%
Banking	10.4
Technology Hardware	8.9
Oil & Gas Producers	8.4
Semiconductors	5.6
E-Commerce Discretionary	5.2
Institutional Financial Services	5.1
Entertainment Content	4.8
Beverages	3.8
Leisure Facilities & Services	3.5
Metals & Mining	2.8
Chemicals	2.8
Retail - Consumer Staples	2.8
Biotechnology & Pharmaceuticals	2.5
Construction Materials	2.3
Asset Management	1.8
Apparel & Textile Products	1.8
Retail - Discretionary	1.8
Leisure Products	1.6
Telecommunications	1.5
Insurance	1.4
Software	1.3
Technology Services	1.1
Specialty Finance	1.1
Transportation Equipment	1.0
Transportation & Logistics	1.0
Real Estate Investment Trusts	0.9
Cable & Satellite	0.7
Food	0.5

Total	98.1%

5 Largest Security Positions
Issuer	% of Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd.	5.6%
Tencent Holdings Ltd.	4.7
Reliance Industries Ltd. - GDR	4.4
NetEase, Inc.	4.2
Samsung Electronics Co. Ltd.	3.9

Total	22.8%

See Notes to Financial Statements.

JOHCM FUNDS TRUST

TSW HIGH YIELD BOND FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

	Percentage of Net Assets	Principal Amount	Value
CORPORATE BONDS	80.6%
Aerospace & Defense	0.4%
TransDigm, Inc. 8.00%, 12/15/25(a)		$50,000	$50,711

Automotive	1.9%
Clarios Global L.P./Clarios U.S. Finance Co. 6.25%, 05/15/26(a)		224,000	213,920

Cable & Satellite	0.7%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 05/01/32(a)		100,000	76,267

Commercial Support Services	1.8%
CoreCivic, Inc. 8.25%, 04/15/26		75,000	74,667
Prime Security Services Borrower LLC/Prime Finance, Inc. 6.25%, 01/15/28(a)		150,000	128,006

			202,673

Construction Materials	1.0%
Eco Material Technologies, Inc. 7.88%, 01/31/27(a)		125,000	110,705

Consumer Services	3.9%
Carriage Services, Inc. 4.25%, 05/15/29(a)		250,000	197,706
Rent-A-Center, Inc. 6.38%, 02/15/29(a)		300,000	234,000

			431,706

Electrical Equipment	2.4%
Vertiv Group Corp. 4.13%, 11/15/28(a)		150,000	120,750
WESCO Distribution, Inc. 7.13%, 06/15/25(a)		150,000	150,083

			270,833

Engineering & Construction	1.6%
Installed Building Products, Inc. 5.75%, 02/01/28(a)		200,000	178,990

Food	1.9%
Chobani LLC/Chobani Finance Corp., Inc. 4.63%, 11/15/28(a)		250,000	212,635

Forestry, Paper & Wood Products	0.5%
Glatfelter Corp. 4.75%, 11/15/29(a)		100,000	57,500

Health Care Facilities & Services	3.7%
AdaptHealth LLC 5.13%, 03/01/30(a)		250,000	206,131
Tenet Healthcare Corp. 6.25%, 02/01/27(a)		225,000	209,959

			416,090

See Notes to Financial Statements.

JOHCM FUNDS TRUST

TSW HIGH YIELD BOND FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

	Percentage of Net Assets	Principal Amount	Value
Home Construction	1.3%
Forestar Group, Inc. 5.00%, 03/01/28(a)		$175,000	$140,390

Industrial Support Services	3.5%
Alta Equipment Group, Inc. 5.63%, 04/15/26(a)		200,000	167,594
Herc Holdings, Inc. 5.50%, 07/15/27(a)		250,000	225,000

			392,594

Institutional Financial Services	2.2%
Jane Street Group/JSG Finance, Inc. 4.50%, 11/15/29(a)		175,000	150,500
StoneX Group, Inc. 8.63%, 06/15/25(a)		100,000	101,008

			251,508

Leisure Facilities & Services	9.7%
Carnival Corp. 7.63%, 03/01/26(a)		175,000	133,000
Live Nation Entertainment, Inc. 4.75%, 10/15/27(a)		80,000	69,455
Marriott Ownership Resorts, Inc. 4.75%, 01/15/28		250,000	208,482
NCL Corp. Ltd. 5.88%, 03/15/26(a)		200,000	152,148
Raptor Acquisition Corp./Raptor Co-Issuer LLC 4.88%, 11/01/26(a)		100,000	86,003
Scientific Games International, Inc. 7.00%, 05/15/28(a)		150,000	141,427
Travel + Leisure Co. 6.60%, 10/01/25		175,000	170,691
VOC Escrow Ltd. 5.00%, 02/15/28(a)		150,000	122,004

			1,083,210

Leisure Products	3.7%
Mattel, Inc. 5.88%, 12/15/27(a)		200,000	191,500
Vista Outdoor, Inc. 4.50%, 03/15/29(a)		312,000	220,383

			411,883

Oil & Gas Producers	8.1%
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.63%, 12/15/25(a)		100,000	96,000
Colgate Energy Partners III LLC 5.88%, 07/01/29(a)		250,000	223,157
Genesis Energy L.P./Genesis Energy Finance Corp. 8.00%, 01/15/27		225,000	197,438

See Notes to Financial Statements.

JOHCM FUNDS TRUST

TSW HIGH YIELD BOND FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

	Percentage of Net Assets	Principal Amount	Value
NuStar Logistics L.P. 6.00%, 06/01/26		$250,000	$228,846
Sunoco L.P./Sunoco Finance Corp. 5.88%, 03/15/28		175,000	158,803

			904,244

Oil, Gas Services & Equipment	2.0%
Archrock Partners L.P./Archrock Partners Finance Corp. 6.25%, 04/01/28(a)		250,000	219,749

Real Estate Services	1.3%
Realogy Group LLC/Realogy Co-Issuer Corp. 5.75%, 01/15/29(a)		200,000	144,250

Renewable Energy	1.7%
Enviva Partners L.P./Enviva Partners Finance Corp. 6.50%, 01/15/26(a)		200,000	189,072

Retail - Consumer Staples	0.9%
Arko Corp. 5.13%, 11/15/29(a)		125,000	97,500

Retail - Discretionary	5.7%
Bath & Body Works, Inc. 6.69%, 01/15/27		150,000	140,228
BlueLinx Holdings, Inc. 6.00%, 11/15/29(a)		300,000	235,333
Dillard’s, Inc. 7.75%, 07/15/26		175,000	182,209
Patrick Industries, Inc. 4.75%, 05/01/29(a)		100,000	74,536

			632,306

Specialty Finance	11.6%
Burford Capital Global Finance LLC 6.25%, 04/15/28(a)		300,000	262,758
Credit Acceptance Corp. 6.63%, 03/15/26		100,000	92,750
Enova International, Inc. 8.50%, 09/15/25(a)		200,000	175,250
Fortress Transportation and Infrastructure Investors LLC 6.50%, 10/01/25(a)		114,000	107,093
Freedom Mortgage Corp. 6.63%, 01/15/27(a)		200,000	142,527
ILFC E-Capital Trust I 5.12%, 12/21/65(a)(b)		150,000	97,552
PRA Group, Inc. 5.00%, 10/01/29(a)		200,000	161,708
Rithm Capital Corp. 6.25%, 10/15/25(a)		200,000	169,370
World Acceptance Corp. 7.00%, 11/01/26(a)		150,000	93,162

			1,302,170

See Notes to Financial Statements.

JOHCM FUNDS TRUST

TSW HIGH YIELD BOND FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

	Percentage of Net Assets	Principal Amount	Value
Steel	3.5%
Allegheny Ludlum LLC 6.95%, 12/15/25		$399,000	$391,020

Technology Hardware	1.0%
Western Digital Corp. 4.75%, 02/15/26		125,000	115,748

Transportation & Logistics	1.7%
United Airlines, Inc., 4.38%, 04/15/26(a)		100,000	89,250
4.63%, 04/15/29(a)		126,000	104,257

			193,507

Wholesale - Consumer Staples	2.9%
Performance Food Group, Inc. 5.50%, 10/15/27(a)		150,000	136,324
United Natural Foods, Inc. 6.75%, 10/15/28(a)		200,000	182,920

			319,244

TOTAL CORPORATE BONDS (Cost $10,631,612)			9,010,425

FOREIGN ISSUER BONDS	14.3%
Aerospace & Defense	1.6%
Rolls-Royce PLC 5.75%, 10/15/27(a)		200,000	173,750

Automotive	1.6%
Adient Global Holdings Ltd. 4.88%, 08/15/26(a)		200,000	175,286

Biotechnology & Pharmaceuticals	0.8%
Bausch Health Cos., Inc. 5.00%, 01/30/28(a)		250,000	92,053

Chemicals	1.8%
Methanex Corp. 5.25%, 12/15/29		250,000	198,726

Commercial Support Services	1.5%
Cimpress PLC 7.00%, 06/15/26(a)		250,000	170,000

Health Care Facilities & Services	1.8%
Akumin, Inc. 7.00%, 11/01/25(a)		250,000	205,248

Metals & Mining	1.6%
First Quantum Minerals Ltd. 6.88%, 10/15/27(a)		200,000	180,000

Telecommunications	1.9%
Sable International Finance Ltd. 5.75%, 09/07/27(a)		250,000	218,437

Transportation & Logistics	1.7%
Stena International S.A. 6.13%, 02/01/25(a)		200,000	187,595

TOTAL FOREIGN ISSUER BONDS (Cost $2,057,146)			1,601,095

See Notes to Financial Statements.

JOHCM FUNDS TRUST

TSW HIGH YIELD BOND FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

	Percentage of Net Assets	Shares	Value
SHORT-TERM INVESTMENTS	3.6%
Northern Institutional Treasury Portfolio (Premier Class), 2.38%(c)		401,475	$401,475

TOTAL SHORT-TERM INVESTMENTS (Cost $401,475)			401,475

TOTAL INVESTMENTS (Cost $13,090,233)	98.5%		11,012,995
NET OTHER ASSETS (LIABILITIES)	1.5%		170,592

NET ASSETS	100.0%		$11,183,587

(a)

Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers.

(b)	The coupon rate equals 155 basis points plus the highest of the LIBOR 3 Month, the Constant Maturity Treasury 10 year rate, and the Constant Maturity Treasury 30 year rate, with a maximum of 12.95%.
(c)	7-day current yield as of September 30, 2022 is disclosed.

At September 30, 2022 the TSW High Yield Bond Fund’s investments were concentrated as follows:

Fixed Income Credit Ratings (Unaudited)	% of Net Assets
BAA	2.7%
BA	27.4
B	61.1
CAA	2.9
CA	0.8
Cash equivalents	3.6

Total	98.5%

5 Largest Security Positions
Issuer	% of Net Assets
Allegheny Ludlum LLC 6.95%, 12/15/25	3.5%
Burford Capital Global Finance LLC 6.25%, 4/15/28	2.4
BlueLinx Holdings, Inc. 6.00%, 11/15/29	2.1
Rent-A-Center, Inc. 6.38%, 2/15/29	2.1
NuStar Logistics L.P. 6.00%, 6/1/26	2.1

Total	12.2%

See Notes to Financial Statements.

JOHCM FUNDS TRUST

TSW LARGE CAP VALUE FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	91.1%
Belgium	2.2%
Anheuser-Busch InBev S.A./N.V. - ADR		17,000	$767,720

Ireland	2.3%
Willis Towers Watson PLC		4,000	803,760

Japan	3.0%
Nintendo Co. Ltd. - ADR		21,000	1,070,370

United States	83.6%
Alphabet, Inc. - Class C(a)		8,740	840,351
Applied Materials, Inc.		5,000	409,650
Arch Capital Group Ltd.(a)		29,000	1,320,660
Bank of America Corp.		20,000	604,000
Berkshire Hathaway, Inc. - Class B(a)		6,300	1,682,226
Charles Schwab (The) Corp.		12,100	869,627
Chesapeake Energy Corp.		6,000	565,260
Cigna Corp.		3,709	1,029,136
Cisco Systems, Inc.		14,000	560,000
Cleveland-Cliffs, Inc.(a)		26,000	350,220
CVS Health Corp.		10,200	972,774
Dell Technologies, Inc. - Class C		11,000	375,870
Dollar Tree, Inc.(a)		4,000	544,400
Dominion Energy, Inc.		11,000	760,210
FedEx Corp.		3,000	445,410
FleetCor Technologies, Inc.(a)		3,000	528,510
HF Sinclair Corp.		8,600	463,024
Kinder Morgan, Inc.		61,600	1,025,024
Kraft Heinz (The) Co.		23,100	770,385
Liberty Broadband Corp. - Class C(a)		12,100	892,980
Liberty Media Corp. - Liberty SiriusXM - Class C(a)		19,225	724,975
Lockheed Martin Corp.		3,800	1,467,902
McKesson Corp.		2,100	713,727
Merck & Co., Inc.		13,000	1,119,560
Mosaic (The) Co.		7,000	338,310
Occidental Petroleum Corp.		8,000	491,600
Pfizer, Inc.		24,700	1,080,872
Post Holdings, Inc.(a)		17,500	1,433,425
Progressive (The) Corp.		8,600	999,406
Raytheon Technologies Corp.		11,000	900,460
Regeneron Pharmaceuticals, Inc.(a)		1,400	964,418
TJX Cos. (The), Inc.		11,000	683,320
Verizon Communications, Inc.		28,125	1,067,906
Wells Fargo & Co.		25,000	1,005,500

See Notes to Financial Statements.

JOHCM FUNDS TRUST

TSW LARGE CAP VALUE FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

	Percentage of Net Assets	Shares	Value
Westlake Corp.		4,000	$347,520
Williams Cos. (The), Inc.		38,325	1,097,245

			29,445,863

TOTAL COMMON STOCKS (Cost $28,105,266)			32,087,713

SHORT-TERM INVESTMENTS	9.0%
Northern Institutional Treasury Portfolio (Premier Class), 2.38%(b)		3,155,490	3,155,490

TOTAL SHORT-TERM INVESTMENTS (Cost $3,155,490)			3,155,490

TOTAL INVESTMENTS (Cost $31,260,756)	100.1%		35,243,203
NET OTHER ASSETS (LIABILITIES)	(0.1%)		(28,630)

NET ASSETS	100.0%		$35,214,573

(a)	Non-income producing security.
(b)	7-day current yield as of September 30, 2022 is disclosed.

Abbreviations:

ADR – American Depositary Receipt

At September 30, 2022 the industry sectors (excluding short-term investments) for the TSW Large Cap Value Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Communication Services	13.1%
Consumer Discretionary	3.5
Consumer Staples	8.4
Energy	10.3
Financials	20.7
Health Care	16.7
Industrials	8.0
Information Technology	5.3
Materials	2.9
Utilities	2.2

Total	91.1%

See Notes to Financial Statements.

JOHCM FUNDS TRUST

TSW LARGE CAP VALUE FUND

SCHEDULE OF INVESTMENTS

September 30, 2022

At September 30, 2022 the TSW Large Cap Value Fund’s investments were concentrated as follows:

Market Exposure (Unaudited)
Equity Securities	% of Net Assets
Insurance	13.6%
Oil & Gas Producers	10.3
Biotechnology & Pharmaceuticals	9.0
Health Care Facilities & Services	7.7
Aerospace & Defense	6.7
Food	6.3
Technology Hardware	5.7
Cable & Satellite	4.6
Banking	4.6
Telecommunications	3.0
Asset Management	2.5
Internet Media & Services	2.4
Beverages	2.2
Electric Utilities	2.2
Chemicals	1.9
Retail - Discretionary	1.9
Retail - Consumer Staples	1.5
Technology Services	1.5
Transportation & Logistics	1.3
Semiconductors	1.2
Steel	1.0

Total	91.1%

5 Largest Security Positions
Issuer	% of Net Assets
Berkshire Hathaway, Inc. - Class B	4.8%
Lockheed Martin Corp.	4.2
Post Holdings, Inc.	4.1
Arch Capital Group Ltd.	3.7
Merck & Co., Inc.	3.2

Total	20.0%

See Notes to Financial Statements.

JOHCM FUNDS TRUST

STATEMENTS OF ASSETS & LIABILITIES

September 30, 2022

	JOHCM Credit Income Fund		JOHCM Emerging Markets Opportunities Fund	JOHCM Emerging Markets Discovery Fund	JOHCM Global Income Builder Fund
Assets:
Investments, at cost	$6,539,135		$702,953,816	$36,495,281	$68,719,305
Investments, at value	5,954,259		634,512,854	33,412,282	65,343,342
Cash	—		22,386,582	1,153	—
Foreign currency (Cost: $0, $36,019, $88,993 and $20,335, respectively)	—		36,015	88,993	20,390
Receivable for interest	61,343		—	—	238,469
Receivable for dividends	1,316		1,131,105	85,256	62,199
Reclaims receivable	—		21,293	16,061	244,388
Receivable for investments sold	—		—	250,502	736,375
Receivable for capital shares sold	—		844,288	9,372	157,005
Receivable from investment adviser	29,476		—	1,708	37,889
Prepaid expenses	9,964		18,519	1,403	18,700

Total Assets	6,056,358		658,950,656	33,866,730	66,858,757

Liabilities:
Securities purchased payable	47,017		1,542,613	200,485	—
Capital shares redeemed payable	—		4,730,717	13,612	30,652
Distributions payable to shareholders	15,990		—	—	100,846
Investment advisory fees payable	2,752		517,108	38,990	38,590
Accounting and Administration fees payable	3,725		433,157	83,357	48,023
Shareholder Services fees - Institutional Shares payable	—		46,120	—	—
Distribution (Rule 12b-1) fees payable	1		8,166	841	575
Treasurer Service fees payable	41		4,739	249	482
JOHCM Compliance fees payable	122		12,553	578	1,081
Deferred foreign capital gains tax payable	—		608,324	94,757	—
Accrued expenses and other payables	16,284		131,186	105,855	34,525

Total Liabilities	85,932		8,034,683	538,724	254,774

Net Assets	$5,970,426		$650,915,973	$33,328,006	$66,603,983

Net Assets:
Paid in capital	$6,812,773		$749,280,103	$38,644,372	$70,614,978
Distributable earnings (loss)	(842,347)		(98,364,130)	(5,316,366)	(4,010,995)

Net Assets	$5,970,426		$650,915,973	$33,328,006	$66,603,983

Net Assets:
Advisor	$8,962		$65,363,386	$8,945,846	$6,548,890
Investor	—		10,044,447	—	52,743
Institutional	5,961,464		575,508,140	24,382,160	60,002,350
Share of Common Stock Outstanding:
Advisor	1,032		6,802,084	861,775	733,096
Investor	—		1,044,838	—	5,910
Institutional	685,007		59,708,540	2,346,829	6,715,983
Net Asset Value per Share:
Advisor	$8.69	(a)	$9.61	$10.38	$8.93
Investor	—		9.61	—	8.92
Institutional	8.70		9.64	10.39	8.93

(a)	Based on unrounded net assets and shares of $8,961.72 and 1,031.594, respectively.

See Notes to Financial Statements.

JOHCM FUNDS TRUST

STATEMENTS OF ASSETS & LIABILITIES

September 30, 2022

	JOHCM Global Select Fund	JOHCM International Opportunities Fund	JOHCM International Select Fund	Regnan Global Equity Impact Solutions
Assets:
Investments, at cost	$275,749,008	$1,738,541	$7,250,194,045	$9,415,302
Investments, at value	275,284,206	1,431,145	6,261,444,035	7,208,890
Cash	9,598,277	72,359	10,064,654	—
Foreign currency (Cost: $0, $0, $5,522 and $98, respectively)	—	—	5,521	96
Receivable for dividends	91,600	2,864	10,442,602	2,718
Reclaims receivable	234,569	10,657	16,900,229	5,704
Receivable for investments sold	—	8,218	116,720,056	608,801
Receivable for capital shares sold	—	—	4,047,902	—
Receivable from investment adviser	23,243	7,649	—	47,820
Prepaid expenses	21,484	1,393	213,889	216

Total Assets	285,253,379	1,534,285	6,419,838,888	7,874,245

Liabilities:
Cash overdraft	—	—	—	417,066
Securities purchased payable	2,451,453	—	33,128,575	—
Capital shares redeemed payable	303,496	—	33,080,489	—
Investment advisory fees payable	228,114	987	5,297,048	5,434
Accounting and Administration fees payable	184,188	6,293	4,220,098	23,399
Shareholder Services fees - Institutional Shares payable	—	—	327,060	—
Distribution (Rule 12b-1) fees payable	2,319	—	87,479	—
Treasurer Service fees payable	2,194	11	51,964	62
JOHCM Compliance fees payable	2,795	17	66,795	225
Accrued expenses and other payables	58,322	18,676	973,440	71,406

Total Liabilities	3,232,881	25,984	77,232,948	517,592

Net Assets	$282,020,498	$1,508,301	$6,342,605,940	$7,356,653

Net Assets:
Paid in capital	$263,133,552	$1,807,318	$7,953,278,216	$10,805,788
Distributable earnings (loss)	18,886,946	(299,017)	(1,610,672,276)	(3,449,135)

Net Assets	$282,020,498	$1,508,301	$6,342,605,940	$7,356,653

Net Assets:
Advisor	$26,125,400	$—	$—	$—
Investor	—	—	376,892,858	—
Institutional	255,895,098	1,508,301	5,965,713,082	7,356,653
Share of Common Stock Outstanding:
Advisor	2,084,817	—	—	—
Investor	—	—	21,254,287	—
Institutional	20,346,362	181,413	336,304,777	1,173,485
Net Asset Value per Share:
Advisor	$12.53	$—	$—	$—
Investor	—	—	17.73	—
Institutional	12.58	8.31	17.74	6.27

See Notes to Financial Statements.

JOHCM FUNDS TRUST

STATEMENTS OF ASSETS & LIABILITIES

September 30, 2022

	TSW Emerging Markets Fund	TSW High Yield Bond Fund	TSW Large Cap Value Fund
Assets:
Investments, at cost	$9,608,553	$13,090,233	$31,260,756
Investments, at value	7,111,472	11,012,995	35,243,203
Cash	104,381	—	—
Receivable for interest	—	210,535	—
Receivable for dividends	8,926	514	31,496
Reclaims receivable	1,558	—	2,663
Receivable from investment adviser	14,431	14,640	14,351
Prepaid expenses	41,411	26,855	5,580

Total Assets	7,282,179	11,265,539	35,297,293

Liabilities:
Distributions payable to shareholders	—	49,162	—
Investment advisory fees payable	5,147	4,541	17,868
Accounting and Administration fees payable	5,996	3,500	11,212
Treasurer Service fees payable	54	75	261
JOHCM Compliance fees payable	162	216	831
Accrued expenses and other payables	18,051	24,458	52,548

Total Liabilities	29,410	81,952	82,720

Net Assets	$7,252,769	$11,183,587	$35,214,573

Net Assets:
Paid in capital	$9,994,259	$13,305,377	$28,494,313
Distributable earnings (loss)	(2,741,490)	(2,121,790)	6,720,260

Net Assets	$7,252,769	$11,183,587	$35,214,573

Net Assets:
Institutional	$7,252,769	$11,183,587	$35,214,573
Share of Common Stock Outstanding:
Institutional	1,000,000	1,344,845	2,771,427
Net Asset Value per Share:
Institutional	$7.25	$8.32	$12.71

See Notes to Financial Statements.

JOHCM FUNDS TRUST

STATEMENTS OF OPERATIONS

For the year ended September 30, 2022

	JOHCM Credit Income Fund	JOHCM Emerging Markets Opportunities Fund	JOHCM Emerging Markets Discovery Fund	JOHCM Global Income Builder Fund
Investment Income:
Dividend income (Net of foreign withholding tax of $341, $2,690,869, $142,996, and $184,425, respectively)	$14,850	$28,763,332	$956,741	$1,996,131
Interest income	224,552	—	—	884,361

Total investment income	239,402	28,763,332	956,741	2,880,492

Operating expenses:
Investment advisory	32,618	6,959,164	571,603	571,792
Distribution (Rule 12b-1) fees - Advisor Shares	11	82,534	12,839	7,805
Distribution (Rule 12b-1) fees - Investor Shares	—	21,117	—	153
Accounting and Administration	11,424	399,898	90,010	39,066
Treasurer Service fees	213	27,221	1,536	3,003
Shareholder Services - Institutional Shares	—	178,319	—	—
JOHCM Compliance	239	27,847	1,468	2,799
Trustees	227	31,556	1,803	3,519
Legal	5,912	90,331	13,117	15,737
Registration	62,467	74,280	37,830	66,361
Printing	3,262	62,458	5,794	7,862
Interest expense	—	4,677	236	1,757
Other	23,107	105,864	55,715	39,389

Total expenses before reductions	139,480	8,065,266	791,951	759,243
Expenses reduced by investment advisor	(98,309)	—	(108,217)	(128,903)
Expenses reduced by service providers	(6,765)	(70,471)	(15,513)	(7,857)

Total expense reimbursements	(105,074)	(70,471)	(123,730)	(136,760)

Net expenses	34,406	7,994,795	668,221	622,483

Net investment income	204,996	20,768,537	288,520	2,258,009

Realized and Unrealized Gains (Losses) from Investment Activities:
Net realized gains (losses) from investment transactions	(257,804)	(24,101,465)	(1,863,323)	1,150,953
Net realized losses from foreign currency transactions	—	(563,926)	(74,504)	(111,874)
Change in unrealized appreciation (depreciation) on investments	(630,452)	(171,742,624)	(9,540,584)	(15,978,265)
Change in unrealized appreciation (depreciation) on foreign currency	—	(33,361)	(7,259)	(24,195)

Net realized and unrealized losses from investment activities	(888,256)	(196,441,376)	(11,485,670)	(14,963,381)

Change in Net Assets Resulting from Operations	$(683,260)	$(175,672,839)	$(11,197,150)	$(12,705,372)

See Notes to Financial Statements.

JOHCM FUNDS TRUST

STATEMENTS OF OPERATIONS

For the year ended September 30, 2022

	JOHCM Global Select Fund	JOHCM International Opportunities Fund	JOHCM International Select Fund	Regnan Global Equity Impact Solutions
Investment Income:
Dividend income (Net of foreign withholding tax of $456,006, $10,716, $21,112,599, and $14,255, respectively)	$5,647,268	$58,723	$221,063,182	$85,693
Non-cash dividend income	403,965	3,024	1,177,677	—
Other income	—	—	—	7,869

Total investment income	6,051,233	61,747	222,240,859	93,562

Operating expenses:
Investment advisory	4,164,417	18,237	97,454,154	59,728
Distribution (Rule 12b-1) fees - Advisor Shares	38,372	—	—	—
Distribution (Rule 12b-1) fees - Investor Shares	—	—	1,662,227	—
Accounting and Administration	171,519	11,065	3,728,685	21,973
Treasurer Service fees	16,259	86	380,976	290
Shareholder Services - Institutional Shares	64,127	—	2,565,892	—
JOHCM Compliance	12,570	68	293,603	376
Trustees	18,934	101	445,537	340
Legal	62,912	6,794	1,147,525	115,276
Registration	39,756	18,608	56,181	93,625
Printing	595	3,616	242,021	11,849
Interest expense	3,470	347	21,707	—
Other	65,565	22,348	955,979	17,421

Total expenses before reductions	4,658,496	81,270	108,954,487	320,878
Expenses reduced by investment advisor	(26,536)	(53,119)	—	(250,001)
Expenses reduced by service providers	(7,309)	(6,591)	(135,415)	—

Total expense reimbursements	(33,845)	(59,710)	(135,415)	(250,001)

Net expenses	4,624,651	21,560	108,819,072	70,877

Net investment income	1,426,582	40,187	113,421,787	22,685

Realized and Unrealized Gains (Losses) from Investment Activities:
Net realized gains (losses) from investment transactions	24,181,428	37,099	(661,575,248)	(1,251,430)
Net realized losses from foreign currency transactions	(98,705)	(2,794)	(11,629,732)	(10,359)
Change in unrealized appreciation (depreciation) on investments	(171,936,460)	(469,335)	(3,923,013,810)	(2,052,513)
Change in unrealized appreciation (depreciation) on foreign currency	(46,922)	(1,588)	(2,926,817)	(3,299)

Net realized and unrealized losses from investment activities	(147,900,659)	(436,618)	(4,599,145,607)	(3,317,601)

Change in Net Assets Resulting from Operations	$(146,474,077)	$(396,431)	$(4,485,723,820)	$(3,294,916)

See Notes to Financial Statements.

JOHCM FUNDS TRUST

STATEMENTS OF OPERATIONS

For the year ended September 30, 2022

	TSW Emerging Markets Fund	TSW High Yield Bond Fund	TSW Large Cap Value Fund
	2022(a)	2022(b)	2022(c)	2021(d)
Investment Income:
Dividend income (Net of foreign withholding tax of $24,140, $0, $5,235, and $1,199, respectively)	$181,188	$1,269	$690,659	$545,143
Interest income	—	611,997	—	—
Non-cash dividend income	17,363	—	—	—

Total investment income	198,551	613,266	690,659	545,143

Operating expenses:
Investment advisory	55,262	54,139	227,840	284,739
Accounting and Administration	5,996	3,500	41,912	245,073
Treasurer Service fees	268	409	1,931	—
Chief Compliance Officer fees	—	—	—	7,447
JOHCM Compliance	307	444	1,503	—
Trustees	302	492	975	24,917
Legal	61,710	96,845	30,866	31,979
Insurance	49	67	—	—
Registration	1,500	23,488	29,486	26,720
Printing	8,208	9,373	10,979	10,000
Other	19,494	16,866	28,517	40,261

Total expenses before reductions	153,096	205,623	374,009	671,136

Expenses reduced by investment advisor	(84,709)	(135,241)	(47,532)	—
Expenses reduced by former investment advisor and fees paid indirectly	—	—	(30,252)	(215,545)

Total expense reimbursements	(84,709)	(135,241)	(77,784)	(215,545)

Net expenses	68,387	70,382	296,225	455,591

Net investment income	130,164	542,884	394,434	89,552

Realized and Unrealized Gains (Losses) from Investment Activities:
Net realized gains (losses) from investment transactions	(370,536)	(46,754)	2,931,779	4,746,582
Net realized losses from foreign currency transactions	(9,616)	—	—	—
Change in unrealized appreciation (depreciation) on investments	(2,497,081)	(2,077,238)	(5,986,727)	7,908,854
Change in unrealized appreciation (depreciation) on foreign currency	(162)	—	—	—

Net realized and unrealized gains (losses) from investment activities	(2,877,395)	(2,123,992)	(3,054,948)	12,655,436

Change in Net Assets Resulting from Operations	$(2,747,231)	$(1,581,108)	$(2,660,514)	$12,744,988

(a)	For the period from December 21, 2021, commencement of operations, to September 30, 2022.
(b)	For the period from October 26, 2021, commencement of operations, to September 30, 2022.
(c)	For the period from November 1, 2021 to September 30, 2022.
(d)	For the TSW Predecessor Fund’s prior fiscal year ended October 31, 2021.

See Notes to Financial Statements.

JOHCM FUNDS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended September 30, 2022 and 2021

	JOHCM Credit Income Fund		JOHCM Emerging Markets Opportunities Fund		JOHCM Emerging Markets Discovery Fund
	2022	2021	2022	2021	2022	2021
Increase (decrease) in net assets:
Operations:
Net investment income	$204,996	$160,419	$20,768,537	$12,686,500	$288,520	$68,483
Net realized gains (losses) from investments and foreign currency transactions	(257,804)	36,684	(24,665,391)	54,510,065	(1,937,827)	16,333,548
Change in unrealized appreciation (depreciation) on investments and foreign currency	(630,452)	72,894	(171,775,985)	46,876,140	(9,547,843)	(246,278)

Change in net assets resulting from operations	(683,260)	269,997	(175,672,839)	114,072,705	(11,197,150)	16,155,753

Dividends paid to shareholders:
From distributable earnings:
Advisor Shares	(381)	(191)	(3,261,214)	(880,457)	(4,038,103)	(66,920)
Investor Shares	—	—	(328,686)	(172,913)	—	—
Institutional Shares	(233,548)	(169,720)	(30,794,394)	(7,218,773)	(8,452,708)	(154,806)

Total dividends paid to shareholders	(233,929)	(169,911)	(34,384,294)	(8,272,143)	(12,490,811)	(221,726)

Net Capital Transactions:
Advisor Shares	230	10,160	7,797,295	(7,468,006)	940,803	(4,406,194)
Investor Shares	—	—	2,287,247	(7,024,857)	—	—
Institutional Shares	1,653,869	134,384	21,038,694	104,316,360	8,587,662	(7,687,431)

Change in net assets from capital transactions	1,654,099	144,544	31,123,236	89,823,497	9,528,465	(12,093,625)

Change in net assets	736,910	244,630	(178,933,897)	195,624,059	(14,159,496)	3,840,402
Net assets:
Beginning of year	5,233,516	4,988,886	829,849,870	634,225,811	47,487,502	43,647,100

End of year	$5,970,426	$5,233,516	$650,915,973	$829,849,870	$33,328,006	$47,487,502

See Notes to Financial Statements.

JOHCM FUNDS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended September 30, 2022 and 2021

	JOHCM Global Income Builder Fund		JOHCM Global Select Fund		JOHCM International Opportunities Fund
	2022	2021	2022	2021	2022	2021
Increase (decrease) in net assets:
Operations:
Net investment income	$2,258,009	$2,697,424	$1,426,582	$702,421	$40,187	$64,118
Net realized gains (losses) from investments and foreign currency transactions	1,039,079	3,673,334	24,082,723	99,756,265	34,305	309,614
Change in unrealized appreciation (depreciation) on investments and foreign currency	(16,002,460)	6,588,545	(171,983,382)	40,145,033	(470,923)	80,835

Change in net assets resulting from operations	(12,705,372)	12,959,303	(146,474,077)	140,603,719	(396,431)	454,567

Dividends paid to shareholders:
From distributable earnings:
Advisor Shares	(421,591)	(264,475)	(7,478,429)	(2,257,927)	—	—
Investor Shares	(3,183)	(2,524)	—	—	—	—
Institutional Shares	(4,262,076)	(2,838,902)	(87,938,605)	(24,723,249)	(370,628)	(76,392)

Total dividends paid to shareholders	(4,686,850)	(3,105,901)	(95,417,034)	(26,981,176)	(370,628)	(76,392)

Net Capital Transactions:
Advisor Shares	(59,099)	45,443	(4,391,486)	734,630	—	—
Investor Shares	4,556	(30,476)	—	—	—	—
Institutional Shares	(14,120,017)	5,101,698	(44,688,032)	(3,324,905)	(1,189,513)	151,228

Change in net assets from capital transactions	(14,174,560)	5,116,665	(49,079,518)	(2,590,275)	(1,189,513)	151,228

Change in net assets .	(31,566,782)	14,970,067	(290,970,629)	111,032,268	(1,956,572)	529,403
Net assets:
Beginning of year	98,170,765	83,200,698	572,991,127	461,958,859	3,464,873	2,935,470

End of year	$66,603,983	$98,170,765	$282,020,498	$572,991,127	$1,508,301	$3,464,873

See Notes to Financial Statements.

JOHCM FUNDS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended September 30, 2022 and 2021

	JOHCM International Select Fund		Regnan Global Equity Impact Solutions

	2022	2021	2022	2021(a)
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$113,421,787	$68,150,102	$22,685	$(1,265)
Net realized gains (losses) from investments and foreign currency transactions	(673,204,980)	1,248,707,688	(1,261,789)	(2,139)
Change in unrealized appreciation (depreciation) on investments and foreign currency	(3,925,940,627)	350,123,166	(2,055,812)	(153,906)

Change in net assets resulting from operations	(4,485,723,820)	1,666,980,956	(3,294,916)	(157,310)

Dividends paid to shareholders:
From distributable earnings:
Investor Shares	(73,348,632)	(18,199,079)	—	—
Institutional Shares	(1,189,249,109)	(309,630,745)	—	—

Total dividends paid to shareholders	(1,262,597,741)	(327,829,824)	—	—

Net Capital Transactions:
Investor Shares	(75,588,299)	74,878,491	—	—
Institutional Shares	(907,760,129)	1,384,755,982	8,783,874	2,025,005

Change in net assets from capital transactions	(983,348,428)	1,459,634,473	8,783,874	2,025,005

Change in net assets	(6,731,669,989)	2,798,785,605	5,488,958	1,867,695
Net assets:
Beginning of year	13,074,275,929	10,275,490,324	1,867,695	—

End of year	$6,342,605,940	$13,074,275,929	$7,356,653	$1,867,695

(a)	For the period from August 23, 2021, commencement of operations, to September 30, 2021.

See Notes to Financial Statements.

JOHCM FUNDS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended September 30, 2022 and 2021

	TSW Emerging Markets Fund	TSW High Yield Bond Fund	TSW Large Cap Value Fund
	2022(a)	2022(b)	2022(c)	2021(d)	2020(d)
Increase (decrease) in net assets:
Operations:
Net investment income	$130,164	$542,884	$394,434	$89,552	$229,678
Net realized gains (losses) from investments and foreign currency transactions	(380,152)	(46,754)	2,931,779	4,746,582	1,548,363
Change in unrealized appreciation (depreciation) on investments and foreign currency	(2,497,243)	(2,077,238)	(5,986,727)	7,908,854	(3,281,656)

Change in net assets resulting from operations	(2,747,231)	(1,581,108)	(2,660,514)	12,744,988	(1,503,615)

Dividends paid to shareholders:
From distributable earnings:
Institutional Shares	—	(548,885)	(5,044,727)	(1,689,380)	(1,537,701)

Total dividends paid to shareholders	—	(548,885)	(5,044,727)	(1,689,380)	(1,537,701)

Capital Transactions:
Institutional Shares	10,000,000	13,313,580	3,474,901	(2,204,155)	(2,321,018)

Change in net assets from capital transactions	10,000,000	13,313,580	3,474,901	(2,204,155)	(2,321,018)

Change in net assets	7,252,769	11,183,587	(4,230,340)	8,851,453	(5,362,334)
Net assets:
Beginning of year	—	—	39,444,913	30,593,460	35,955,794

End of year	$7,252,769	$11,183,587	$35,214,573	$39,444,913	$30,593,460

(a)	For the period from December 21, 2021, commencement of operations, to September 30, 2022.
(b)	For the period from October 26, 2021, commencement of operations, to September 30, 2022.
(c)	For the period from November 1, 2021 to September 30, 2022.
(d)	For the TSW Predecessor Fund’s years ended October 31, 2021 and 2020.

See Notes to Financial Statements.

JOHCM FUNDS TRUST

FINANCIAL HIGHLIGHTS

For the periods indicated

	Advisor Shares
JOHCM Credit Income Fund	Year Ended September 30, 2022	Period Ended September 30, 2021(a)
Net asset value, beginning of year	$10.13	$10.16

Income (loss) from investment operations:
Net investment income(b)	0.32	0.24
Net realized and unrealized losses from investments and foreign currency	(1.39)	(0.08)

Total from investment operations	(1.07)	0.16

Less distributions paid:
From net investment income	(0.31)	(0.19)
From net realized gains	(0.06)	—

Total distributions paid	(0.37)	(0.19)

Change in net asset value	(1.44)	(0.03)

Net asset value, end of year	$8.69	$10.13

Total return	(10.77%)	1.61	%(c)
Ratios/Supplemental data:
Net assets, end of year (000’s)	$9	$10
Ratio of net expenses to average net assets	0.68%	0.69	%(d)
Ratio of net investment income to average net assets	3.34%	3.03	%(d)
Ratio of gross expenses to average net assets	2.45%	4.39	%(d)
Portfolio turnover rate(e)	48.18%	84.76	%(c)

(a)	For the period from December 18, 2020, commencement of operations, to September 30, 2021.
(b)	Net investment income (loss) for the year ended was calculated using the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

JOHCM FUNDS TRUST

FINANCIAL HIGHLIGHTS

For the periods indicated

	Institutional Shares
JOHCM Credit Income Fund	Year Ended September 30, 2022	Year Ended September 30, 2021	Period Ended September 30, 2020(a)
Net asset value, beginning of year	$10.15	$9.95	$10.00

Income (loss) from investment operations:
Net investment income(b)	0.33	0.32	0.03
Net realized and unrealized gains (losses) from investments and foreign currency	(1.40)	0.21	(0.04)

Total from investment operations	(1.07)	0.53	(0.01)

Less distributions paid:
From net investment income	(0.32)	(0.32)	(0.04)
From net realized gains	(0.06)	(0.01)	—

Total distributions paid	(0.38)	(0.33)	(0.04)

Change in net asset value	(1.45)	0.20	(0.05)

Net asset value, end of year	$8.70	$10.15	$9.95

Total return	(10.76%)	5.27%	(0.14	%)(c)
Ratios/Supplemental data:
Net assets, end of year (000’s)	$5,961	$5,224	$4,989
Ratio of net expenses to average net assets	0.58%	0.59%	0.65	%(d)
Ratio of net investment income to average net assets	3.46%	3.11%	2.85	%(d)
Ratio of gross expenses to average net assets	2.35%	4.39%	5.47	%(d)
Portfolio turnover rate(e)	48.18%	84.76%	5.72	%(c)

(a)	For the period from August 17, 2020, commencement of operations, to September 30, 2020.
(b)	Net investment income (loss) for the year ended was calculated using the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

JOHCM FUNDS TRUST

FINANCIAL HIGHLIGHTS

For the periods indicated

	Advisor Shares
JOHCM Emerging Markets Opportunities Fund	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Net asset value, beginning of year	$12.69	$10.81	$10.75	$11.38	$11.96

Income (loss) from investment operations:
Net investment income(a)	0.29	0.20	0.08	0.40	0.14
Net realized and unrealized gains (losses) from investments and foreign currency	(2.87)	1.81	0.40	(0.59)	(0.27)

Total from investment operations	(2.58)	2.01	0.48	(0.19)	(0.13)

Less distributions paid:
From net investment income	(0.50)	(0.13)	(0.42)	(0.10)	(0.07)
From net realized gains	—	—	—	(0.34)	(0.38)

Total distributions paid	(0.50)	(0.13)	(0.42)	(0.44)	(0.45)

Change in net asset value	(3.08)	1.88	0.06	(0.63)	(0.58)

Net asset value, end of year	$9.61	$12.69	$10.81	$10.75	$11.38

Total return	(21.18%)	18.64%	4.37%	(1.31%)	(1.30%)
Ratios/Supplemental data:
Net assets, end of year (000’s)	$65,363	$81,462	$75,971	$83,555	$99,577
Ratio of net expenses to average net assets	1.10%	1.12%	1.20%	1.32%	1.34%
Ratio of net investment income to average net assets	2.55%	1.51%	0.81%	3.71%	1.15%
Ratio of gross expenses to average net assets	1.11%	1.13%	1.20%	1.32%	1.34%
Ratio of expense recoupment to average net assets	—	—	—	— (b)	0.02%
Portfolio turnover rate(c)	41.23%	38.60%	53.30%	35.35%	31.87%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(b)	Amount rounds to less 0.005%.
(c)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

JOHCM FUNDS TRUST

FINANCIAL HIGHLIGHTS

For the periods indicated

	Investor Shares
JOHCM Emerging Markets Opportunities Fund	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Net asset value, beginning of year	$12.67	$10.80	$10.74	$11.36	$11.95

Income (loss) from investment operations:
Net investment income(a)	0.28	0.19	0.08	0.41	0.12
Net realized and unrealized gains (losses) from investments and foreign currency	(2.88)	1.80	0.38	(0.60)	(0.27)

Total from investment operations	(2.60)	1.99	0.46	(0.19)	(0.15)

Less distributions paid:
From net investment income	(0.46)	(0.12)	(0.40)	(0.09)	(0.06)
From net realized gains	—	—	—	(0.34)	(0.38)

Total distributions paid	(0.46)	(0.12)	(0.40)	(0.43)	(0.44)

Change in net asset value	(3.06)	1.87	0.06	(0.62)	(0.59)

Net asset value, end of year	$9.61	$12.67	$10.80	$10.74	$11.36

Total return	(21.33%)	18.42%	4.26%	(1.37%)	(1.47%)
Ratios/Supplemental data:
Net assets, end of year (000’s)	$10,044	$9,854	$14,268	$13,348	$8,020
Ratio of net expenses to average net assets	1.25%	1.27%	1.35%	1.47%	1.49%
Ratio of net investment income to average net assets	2.43%	1.47%	0.76%	3.86%	1.01%
Ratio of gross expenses to average net assets	1.26%	1.28%	1.35%	1.47%	1.49%
Ratio of expense recoupment to average net assets	—	—	—	— (b)	0.02%
Portfolio turnover rate(c)	41.23%	38.60%	53.30%	35.35%	31.87%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(b)	Amount rounds to less 0.005%.
(c)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

JOHCM FUNDS TRUST

FINANCIAL HIGHLIGHTS

For the periods indicated

	Institutional Shares
JOHCM Emerging Markets Opportunities Fund	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Net asset value, beginning of year	$12.73	$10.85	$10.78	$11.41	$11.99

Income (loss) from investment operations:
Net investment income(a)	0.31	0.21	0.11	0.48	0.15
Net realized and unrealized gains (losses) from investments and foreign currency	(2.88)	1.81	0.39	(0.66)	(0.27)

Total from investment operations	(2.57)	2.02	0.50	(0.18)	(0.12)

Less distributions paid:
From net investment income	(0.52)	(0.14)	(0.43)	(0.11)	(0.08)
From net realized gains	—	—	—	(0.34)	(0.38)

Total distributions paid	(0.52)	(0.14)	(0.43)	(0.45)	(0.46)

Change in net asset value	(3.09)	1.88	0.07	(0.63)	(0.58)

Net asset value, end of year	$9.64	$12.73	$10.85	$10.78	$11.41

Total return	(21.11%)	18.70%	4.56%	(1.21%)	(1.23%)
Ratios/Supplemental data:
Net assets, end of year (000’s)	$575,508	$738,534	$543,987	$486,372	$388,129
Ratio of net expenses to average net assets	1.02%	1.02%	1.10%	1.22%	1.24%
Ratio of net investment income to average net assets	2.70%	1.61%	1.04%	4.46%	1.26%
Ratio of gross expenses to average net assets	1.03%	1.03%	1.10%	1.22%	1.24%
Ratio of expense recoupment to average net assets	—	—	—	— (b)	0.02%
Portfolio turnover rate(c)	41.23%	38.60%	53.30%	35.35%	31.87%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(b)	Amount rounds to less 0.005%.
(c)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

JOHCM FUNDS TRUST

FINANCIAL HIGHLIGHTS

For the periods indicated

	Advisor Shares
JOHCM Emerging Markets Discovery Fund	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Net asset value, beginning of year	$18.35	$13.40	$11.62	$11.85	$14.00

Income (loss) from investment operations:
Net investment income(a)	0.07	0.01	0.15	0.02	0.09
Net realized and unrealized gains (losses) from investments and foreign currency	(3.22)	5.00	1.70	(0.20)	(0.56)

Total from investment operations	(3.15)	5.01	1.85	(0.18)	(0.47)

Less distributions paid:
From net investment income	(0.05)	(0.06)	(0.07)	(0.05)	(0.13)
From net realized gains	(4.77)	—	—	—	(1.55)

Total distributions paid	(4.82)	(0.06)	(0.07)	(0.05)	(1.68)

Change in net asset value	(7.97)	4.95	1.78	(0.23)	(2.15)

Net asset value, end of year	$10.38	$18.35	$13.40	$11.62	$11.85

Total return	(23.44%)	37.50%	15.95%	(1.51%)	(4.50%)
Ratios/Supplemental data:
Net assets, end of year (000’s)	$8,946	$15,209	$14,365	$415	$751
Ratio of net expenses to average net assets	1.59%	1.63%	1.64%	1.64%	1.64%
Ratio of net investment income to average net assets	0.53%	0.06%	1.21%	0.15%	0.69%
Ratio of gross expenses to average net assets	1.86%	1.94%	2.29%	2.66%	2.65%
Portfolio turnover rate(b)	123.95%	163.54%	136.73%	133.43%	127.34%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(b)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

JOHCM FUNDS TRUST

FINANCIAL HIGHLIGHTS

For the periods indicated

	Institutional Shares
JOHCM Emerging Markets Discovery Fund	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Net asset value, beginning of year	$18.38	$13.42	$11.64	$11.87	$14.02

Income (loss) from investment operations:
Net investment income(a)	0.09	0.03	0.04	0.04	0.09
Net realized and unrealized gains (losses) from investments and foreign currency	(3.24)	5.00	1.83	(0.21)	(0.55)

Total from investment operations	(3.15)	5.03	1.87	(0.17)	(0.46)

Less distributions paid:
From net investment income	(0.07)	(0.07)	(0.09)	(0.06)	(0.14)
From net realized gains	(4.77)	—	—	—	(1.55)

Total distributions paid	(4.84)	(0.07)	(0.09)	(0.06)	(1.69)

Change in net asset value	(7.99)	4.96	1.78	(0.23)	(2.15)

Net asset value, end of year	$10.39	$18.38	$13.42	$11.64	$11.87

Total return	(23.44%)	37.60%	16.09%	(1.42%)	(4.43%)
Ratios/Supplemental data:
Net assets, end of year (000’s)	$24,382	$32,279	$29,282	$23,870	$24,093
Ratio of net expenses to average net assets	1.49%	1.53%	1.54%	1.54%	1.54%
Ratio of net investment income to average net assets	0.71%	0.18%	0.33%	0.36%	0.69%
Ratio of gross expenses to average net assets	1.76%	1.84%	2.19%	2.56%	2.48%
Portfolio turnover rate(b)	123.95%	163.54%	136.73%	133.43%	127.34%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(b)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

JOHCM FUNDS TRUST

FINANCIAL HIGHLIGHTS

For the periods indicated

	Advisor Shares
JOHCM Global Income Builder Fund	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Period Ended September 30, 2018(a)
Net asset value, beginning of year	$11.10	$9.89	$10.09	$9.71	$10.00

Income (loss) from investment operations:
Net investment income(b)	0.32	0.31	0.21	0.31	0.29
Net realized and unrealized gains (losses) from investments and foreign currency	(1.92)	1.26	(0.11)	0.41	(0.30)

Total from investment operations	(1.60)	1.57	0.10	0.72	(0.01)

Less distributions paid:
From net investment income	(0.35)	(0.36)	(0.25)	(0.34)	(0.28)
From net realized gains	(0.22)	—	(0.05)	—	—

Total distributions paid	(0.57)	(0.36)	(0.30)	(0.34)	(0.28)

Change in net asset value	(2.17)	1.21	(0.20)	0.38	(0.29)

Net asset value, end of year	$8.93	$11.10	$9.89	$10.09	$9.71

Total return	(15.19%)	16.01%	0.99%	7.66%	(0.06	%)(c)
Ratios/Supplemental data:
Net assets, end of year (000’s)	$6,549	$8,213	$7,285	$6,933	$5,516
Ratio of net expenses to average net assets	0.82%	0.83%	0.93%	0.98%	0.98	%(d)
Ratio of net investment income to average net assets	2.52%	2.86%	2.14%	3.14%	3.50	%(d)
Ratio of gross expenses to average net assets	0.98%	1.01%	1.08%	1.18%	1.56	%(d)
Portfolio turnover rate(e)	122.58%	92.03%	141.42%	54.70%	41.93	%(c)

(a)	For the period from November 29, 2017, commencement of operations, to September 30, 2018.
(b)	Net investment income (loss) for the year ended was calculated using the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

JOHCM FUNDS TRUST

FINANCIAL HIGHLIGHTS

For the periods indicated

	Investor Shares
JOHCM Global Income Builder Fund	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Period Ended September 30, 2019(a)
Net asset value, beginning of year	$11.10	$9.89	$10.09	$10.08

Income (loss) from investment operations:
Net investment income(b)	0.30	0.30	0.20	0.06
Net realized and unrealized gains (losses) from investments and foreign currency	(1.92)	1.26	(0.12)	0.01

Total from investment operations	(1.62)	1.56	0.08	0.07

Less distributions paid:
From net investment income	(0.34)	(0.35)	(0.23)	(0.06)
From net realized gains	(0.22)	—	(0.05)	—

Total distributions paid	(0.56)	(0.35)	(0.28)	(0.06)

Change in net asset value	(2.18)	1.21	(0.20)	0.01

Net asset value, end of year	$8.92	$11.10	$9.89	$10.09

Total return	(15.38%)	15.88%	0.86%	0.75	%(c)
Ratios/Supplemental data:
Net assets, end of year (000’s)	$53	$61	$81	$77
Ratio of net expenses to average net assets	0.97%	0.98%	1.08%	1.13	%(d)
Ratio of net investment income to average net assets	2.35%	2.73%	2.01%	2.70	%(d)
Ratio of gross expenses to average net assets	1.13%	1.16%	1.23%	1.63	%(d)
Portfolio turnover rate(e)	122.58%	92.03%	141.42%	54.70	%(c)

(a)	For the period from June 28, 2019, commencement of operations, to September 30, 2019.
(b)	Net investment income (loss) for the year ended was calculated using the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

JOHCM FUNDS TRUST

FINANCIAL HIGHLIGHTS

For the periods indicated

	Institutional Shares
JOHCM Global Income Builder Fund	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Period Ended September 30, 2018(a)
Net asset value, beginning of year	$11.10	$9.89	$10.09	$9.71	$10.00

Income (loss) from investment operations:
Net investment income(b)	0.33	0.32	0.22	0.33	0.30
Net realized and unrealized gains (losses) from investments and foreign currency	(1.92)	1.26	(0.11)	0.40	(0.30)

Total from investment operations	(1.59)	1.58	0.11	0.73	—

Less distributions paid:
From net investment income	(0.36)	(0.37)	(0.26)	(0.35)	(0.29)
From net realized gains	(0.22)	—	(0.05)	—	—

Total distributions paid	(0.58)	(0.37)	(0.31)	(0.35)	(0.29)

Change in net asset value	(2.17)	1.21	(0.20)	0.38	(0.29)

Net asset value, end of year	$8.93	$11.10	$9.89	$10.09	$9.71

Total return	(15.11%)	16.12%	1.09%	7.77%	0.03	%(c)
Ratios/Supplemental data:
Net assets, end of year (000’s)	$60,002	$89,897	$75,835	$105,634	$28,206
Ratio of net expenses to average net assets	0.72%	0.73%	0.83%	0.88%	0.88	%(d)
Ratio of net investment income to average net assets	2.66%	2.96%	2.19%	3.42%	3.62	%(d)
Ratio of gross expenses to average net assets	0.88%	0.91%	0.98%	1.08%	1.47	%(d)
Portfolio turnover rate(e)	122.58%	92.03%	141.42%	54.70%	41.93	%(c)

(a)	For the period from November 29, 2017, commencement of operations, to September 30, 2018.
(b)	Net investment income (loss) for the year ended was calculated using the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

JOHCM FUNDS TRUST

FINANCIAL HIGHLIGHTS

For the periods indicated

	Advisor Shares
JOHCM Global Select Fund	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Net asset value, beginning of year	$21.39	$17.28	$16.41	$16.73	$15.05

Income (loss) from investment operations:
Net investment income (loss)(a)	0.03	0.01	(0.04)	0.10	0.07
Net realized and unrealized gains (losses) from investments and foreign currency	(5.22)	5.12	3.17	0.25	1.67

Total from investment operations	(5.19)	5.13	3.13	0.35	1.74

Less distributions paid:
From net investment income	(0.01)	—	(0.02)	(0.18)	(0.06)
From net realized gains	(3.66)	(1.02)	(2.24)	(0.49)	—

Total distributions paid	(3.67)	(1.02)	(2.26)	(0.67)	(0.06)

Change in net asset value	(8.86)	4.11	0.87	(0.32)	1.68

Net asset value, end of year	$12.53	$21.39	$17.28	$16.41	$16.73

Total return	(30.52%)	30.60%	21.26%	2.66%	11.61%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$26,125	$49,721	$39,213	$157,452	$189,317
Ratio of net expenses to average net assets	1.07%	1.07%	1.16%	1.16%	1.17%
Ratio of net investment income (loss) to average net assets	0.20%	0.04%	(0.28%)	0.63%	0.39%
Ratio of gross expenses to average net assets	1.07%	1.08%	1.16%	1.17%	1.17%
Ratio of expense recoupment to average net assets	—	—	—	— (b)	— (b)
Portfolio turnover rate(c)	54.44%	53.91%	40.21%	46.36%	24.81%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(b)	Amount rounds to less 0.005%.
(c)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

JOHCM FUNDS TRUST

FINANCIAL HIGHLIGHTS

For the periods indicated

	Institutional Shares
JOHCM Global Select Fund	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Net asset value, beginning of year	$21.46	$17.32	$16.44	$16.76	$15.08

Income (loss) from investment operations:
Net investment income(a)	0.05	0.03	— (b)	0.10	0.09
Net realized and unrealized gains (losses) from investments and foreign currency	(5.24)	5.13	3.15	0.26	1.67

Total from investment operations	(5.19)	5.16	3.15	0.36	1.76

Less distributions paid:
From net investment income	(0.03)	—	(0.04)	(0.19)	(0.08)
From net realized gains	(3.66)	(1.02)	(2.23)	(0.49)	—

Total distributions paid	(3.69)	(1.02)	(2.27)	(0.68)	(0.08)

Change in net asset value	(8.88)	4.14	0.88	(0.32)	1.68

Net asset value, end of year	$12.58	$21.46	$17.32	$16.44	$16.76

Total return	(30.43%)	30.71%	21.43%	2.76%	11.76%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$255,895	$523,270	$422,745	$225,884	$335,636
Ratio of net expenses to average net assets	0.98%	0.98%	1.06%	1.06%	1.07%
Ratio of net investment income to average net assets	0.32%	0.13%	0.01%	0.66%	0.57%
Ratio of gross expenses to average net assets	0.99%	0.98%	1.06%	1.07%	1.07%
Ratio of expense recoupment to average net assets	—	—	—	— (c)	— (c)
Portfolio turnover rate(d)	54.44%	53.91%	40.21%	46.36%	24.81%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(b)	Amount is less than $0.005 per share.
(c)	Amount rounds to less 0.005%.
(d)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

JOHCM FUNDS TRUST

FINANCIAL HIGHLIGHTS

For the periods indicated

	Institutional Shares
JOHCM International Opportunities Fund	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Net asset value, beginning of year	$11.82	$10.48	$10.65	$10.71	$11.19

Income (loss) from investment operations:
Net investment income(a)	0.17	0.22	0.17	0.24	0.20
Net realized and unrealized gains (losses) from investments and foreign currency	(2.03)	1.39	(0.09)	(0.10)	(0.02)

Total from investment operations	(1.86)	1.61	0.08	0.14	0.18

Less distributions paid:
From net investment income	(0.27)	(0.17)	(0.23)	(0.18)	(0.29)
From net realized gains	(1.38)	(0.10)	(0.02)	(0.02)	(0.37)

Total distributions paid	(1.65)	(0.27)	(0.25)	(0.20)	(0.66)

Change in net asset value	(3.51)	1.34	(0.17)	(0.06)	(0.48)

Net asset value, end of year	$8.31	$11.82	$10.48	$10.65	$10.71

Total return	(17.89%)	15.39%	0.62%	1.42%	1.76%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$1,508	$3,465	$2,935	$2,301	$2,276
Ratio of net expenses to average net assets	0.88%	0.89%	0.89%	0.89%	0.89%
Ratio of net investment income to average net assets	1.66%	1.83%	1.60%	2.29%	1.86%
Ratio of gross expenses to average net assets	3.34%	5.73%	9.42%	8.61%	8.23%
Portfolio turnover rate(b)	68.19%	47.85%	64.62%	34.58%	57.05%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(b)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

JOHCM FUNDS TRUST

FINANCIAL HIGHLIGHTS

For the periods indicated

	Investor Shares
JOHCM International Select Fund	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Net asset value, beginning of year	$31.07	$27.53	$22.54	$23.68 $	21.93

Income (loss) from investment operations:
Net investment income(a)	0.21	0.10	0.05	0.23	0.19
Net realized and unrealized gains (losses) from investments and foreign currency	(10.70)	4.25	5.11	(1.10)	1.76

Total from investment operations	(10.49)	4.35	5.16	(0.87)	1.95

Less distributions paid:
From net investment income	(0.23)	(0.04)	(0.17)	(0.27)	(0.20)
From net realized gains	(2.62)	(0.77)	—	—	—

Total distributions paid	(2.85)	(0.81)	(0.17)	(0.27)	(0.20)

Change in net asset value	(13.34)	3.54	4.99	(1.14)	1.75

Net asset value, end of year	$17.73	$31.07	$27.53	$22.54	$23.68

Total return	(37.43%)	15.94%	23.02%	(3.59%)	8.97%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$376,893	$800,457	$643,607	$588,729	$551,489
Ratio of net expenses to average net assets	1.21%	1.21%	1.23%	1.24%	1.25%
Ratio of net investment income to average net assets	0.82%	0.33%	0.20%	1.03%	0.83%
Ratio of gross expenses to average net assets	1.21%	1.21%	1.23%	1.24%	1.25%
Portfolio turnover rate(b)	58.91%	53.34%	43.51%	33.06%	26.06%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(b)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

JOHCM FUNDS TRUST

FINANCIAL HIGHLIGHTS

For the periods indicated

	Institutional Shares
JOHCM International Select Fund	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Net asset value, beginning of year	$31.08	$27.53	$22.54	$23.66	$21.92

Income (loss) from investment operations:
Net investment income(a)	0.27	0.18	0.11	0.28	0.27
Net realized and unrealized gains (losses) from investments and foreign currency	(10.69)	4.24	5.11	(1.09)	1.73

Total from investment operations	(10.42)	4.42	5.22	(0.81)	2.00

Less distributions paid:
From net investment income	(0.30)	(0.10)	(0.23)	(0.31)	(0.26)
From net realized gains	(2.62)	(0.77)	—	—	—

Total distributions paid	(2.92)	(0.87)	(0.23)	(0.31)	(0.26)

Change in net asset value	(13.34)	3.55	4.99	(1.12)	1.74

Net asset value, end of year	$17.74	$31.08	$27.53	$22.54	$23.66

Total return	(37.27%)	16.24%	23.30%	(3.31%)	9.22%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$5,965,713	$12,273,819	$9,631,884	$7,822,739	$7,619,731
Ratio of net expenses to average net assets	0.98%	0.96%	0.98%	0.99%	1.00%
Ratio of net investment income to average net assets	1.05%	0.57%	0.45%	1.27%	1.16%
Ratio of gross expenses to average net assets	0.98%	0.97%	0.98%	0.99%	1.00%
Portfolio turnover rate(b)	58.91%	53.34%	43.51%	33.06%	26.06%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(b)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

JOHCM FUNDS TRUST

FINANCIAL HIGHLIGHTS

For the periods indicated

	Institutional Shares
Regnan Global Equity Impact Solutions	Year Ended September 30, 2022		Period Ended September 30, 2021(a)
Net asset value, beginning of year	$9.22		$10.00

Income (loss) from investment operations:
Net investment income(b)	0.02		(—	)(c)
Net realized and unrealized losses from investments and foreign currency	(2.97)		(0.78)

Total from investment operations	(2.95)		(0.78)

Change in net asset value	(2.95)		(0.78)

Net asset value, end of year	$6.27		$9.22

Total return	(32.00	%)(d)	(7.80	%)(e)
Ratios/Supplemental data:
Net assets, end of year (000’s)	$7,357		$1,868
Ratio of net expenses to average net assets	0.89%		0.89	%(f)
Ratio of net investment income (loss) to average net assets	0.28%		(0.61	%)(f)
Ratio of gross expenses to average net assets	4.03%		8.76	%(f)
Portfolio turnover rate(g)	49.28%		4.30	%(e)

(a)	For the period from August 23, 2021, commencement of operations, to September 30, 2021.
(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(c)	Amount is less than $0.005 per share.
(d)	The Adviser reimbursed the Fund $7,869 during the period in connection with an error. Such reimbursement was 0.13% to the Fund’s total return on the payment date.
(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.
(g)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

JOHCM FUNDS TRUST

FINANCIAL HIGHLIGHTS

For the periods indicated

	Institutional Shares
TSW Emerging Markets Fund	Period Ended September 30, 2022(a)
Net asset value, beginning of year	$10.00

Income (loss) from investment operations:
Net investment income(b)	0.13
Net realized and unrealized losses from investments and foreign currency	(2.88)

Total from investment operations	(2.75)

Change in net asset value	(2.75)

Net asset value, end of year	$7.25

Total return	(27.50	%)(c)
Ratios/Supplemental data:
Net assets, end of year (000’s)	$7,253
Ratio of net expenses to average net assets	0.99	%(d)
Ratio of net investment income to average net assets	1.88	%(d)
Ratio of gross expenses to average net assets	2.22	%(d)
Portfolio turnover rate(e)	11.47	%(c)

(a)	For the period from December 21, 2021, commencement of operations, to September 30, 2022.
(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

JOHCM FUNDS TRUST

FINANCIAL HIGHLIGHTS

For the periods indicated

	Institutional Shares
TSW High Yield Bond Fund	Period Ended September 30, 2022(a)
Net asset value, beginning of year	$10.00

Income (loss) from investment operations:
Net investment income(b)	0.43
Net realized and unrealized losses from investments and foreign currency	(1.67)

Total from investment operations	(1.24)

Less distributions paid:
From net investment income	(0.44)

Total distributions paid	(0.44)

Change in net asset value	(1.68)

Net asset value, end of year	$8.32

Total return	(12.75	%)(c)
Ratios/Supplemental data:
Net assets, end of year (000’s)	$11,184
Ratio of net expenses to average net assets	0.65	%(d)
Ratio of net investment income to average net assets	5.01	%(d)
Ratio of gross expenses to average net assets	1.90	%(d)
Portfolio turnover rate(e)	31.64	%(c)

(a)	For the period from October 26, 2021, commencement of operations, to September 30, 2022.
(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

JOHCM FUNDS TRUST

FINANCIAL HIGHLIGHTS

For the periods indicated

	Institutional Shares
TSW Large Cap Value Fund	Period Ended September 30, 2022(a)		Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017
Net asset value, beginning of year	$15.60		$11.46	$12.50	$13.69	$13.37	$13.11

Income (loss) from investment operations:
Net investment income(b)	0.14		0.03	0.08	0.22	0.07	0.07
Net realized and unrealized gains (losses) from investments and foreign currency	(1.10)		4.74	(0.58)	0.39	1.35	1.56

Total from investment operations	(0.96)		4.77	(0.50)	0.61	1.42	1.63

Less distributions paid:
From net investment income	(0.11)		(0.05)	(0.10)	(0.20)	(0.07)	(0.08)
From net realized gains	(1.82)		(0.58)	(0.44)	(1.60)	(1.03)	(1.29)

Total distributions paid	(1.93)		(0.63)	(0.54)	(1.80)	(1.10)	(1.37)

Change in net asset value	(2.89)		4.14	(1.04)	(1.19)	0.32	0.26

Net asset value, end of year	$12.71		$15.60	$11.46	$12.50	$13.69	$13.37

Total return	(7.11	%)(c)	42.90%	(4.25%)	6.38%	11.03%	13.32%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$35,215		$39,445	$30,593	$35,956	$41,099	$40,234
Ratio of net expenses to average net assets	0.78	%(d)	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income to average net assets	1.03	%(d)	0.24%	0.70%	1.78%	0.54%	0.56%
Ratio of gross expenses to average net assets	0.98	%(d)	1.77%	1.88%	1.74%	1.68%	1.63%
Portfolio turnover rate(e)	46.37	%(c)	29.00%	64.00%	46.00%	60.00%	40.00%

(a)	For the period from November 1, 2021 to September 30, 2022.
(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

JOHCM FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

JOHCM Funds Trust (the “Trust”) is a Massachusetts business trust operating under an Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) dated December 4, 2020. As an open-end registered investment company (as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08), the Trust follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies”. The JOHCM Credit Income Fund, the JOHCM Emerging Markets Opportunities Fund, the JOHCM Emerging Markets Discovery Fund (formerly the JOHCM Emerging Markets Small Mid Cap Equity Fund), the JOHCM Global Select Fund, the JOHCM Global Income Builder Fund, the JOHCM International Opportunities Fund, the JOHCM International Select Fund, the Regnan Global Equity Impact Solutions, the TSW High Yield Bond Fund, the TSW Large Cap Value Fund, and the TSW Emerging Markets Fund (each, a “Fund” and collectively, the “Funds”) are each a diversified fund and a series of the Trust. The Trust Agreement permits the Board of Trustees (the “Trustees” or the “Board”) to authorize and issue an unlimited number of shares of beneficial interest in separate series of the Trust.

Each Fund is authorized to issue up to four classes of shares as follows: Advisor, Investor, Institutional and Class Z shares. Each class of shares is distinguished by the class-specific shareholder servicing and distribution (Rule 12b-1) fees and/or sub-transfer agency fees incurred, as applicable. As of September 30, 2022, the following classes of shares were in operation:

Fund	Commencement Date	Investment Objective
JOHCM Credit Income Fund	Advisor Shares: December 18, 2020 Institutional Shares: August 17, 2020	to preserve capital and deliver returns through a combination of income and modest capital appreciation.

JOHCM Emerging Markets Opportunities Fund	Advisor Shares: November 21, 2012 Investor Shares: December 18, 2013 Institutional Shares: November 21, 2012	to seek long-term capital appreciation

JOHCM Emerging Markets Discovery Fund*	Advisor Shares: January 28, 2016 Institutional Shares: December 17, 2014	to seek long-term capital appreciation

JOHCM Global Select Fund	Advisor Shares: March 22, 2013 Institutional Class Shares: March 22, 2013	to seek long-term capital appreciation

JOHCM Global Income Builder Fund	Advisor Shares: November 29, 2017 Investor Shares: June 28, 2019 Institutional Shares: November 29, 2017	to seek a level of current income that is consistent with the preservation and long-term growth of capital in inflation-adjusted terms

JOHCM International Opportunities Fund	Institutional Shares: September 29, 2016	to achieve long-term total return by investing in a focused portfolio of international equity securities

JOHCM International Select Fund	Investor Shares: March 31, 2010 Institutional Shares: July 29, 2009	to seek long-term capital appreciation

Regnan Global Equity Impact Solutions	Institutional Shares: August 23, 2021	to seek long-term capital appreciation by investing in companies that contribute solutions to addressing the world’s major social and environmental challenges

TSW Emerging Markets Fund	Institutional Shares: December 21, 2021	to maximize long-term capital appreciation

TSW High Yield Bond Fund	Institutional Shares: October 26, 2021	to seek high current income with a secondary focus on capital appreciation

TSW Large Cap Value Fund	Institutional Shares: July 16, 1992	to seek maximum long-term total return, consistent with reasonable risk to principal

*	Formerly known as JOHCM Emerging Markets Small Mid Cap Equity Fund.

JOHCM FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and Funds. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.

Prior to July 19, 2021, the JOHCM Credit Income Fund, the JOHCM Emerging Markets Opportunities Fund, the JOHCM Emerging Markets Small Mid Cap Equity Fund, the JOHCM Global Select Fund, the JOHCM Global Income Builder Fund, the JOHCM International Opportunities Fund, and the JOHCM International Select Fund operated as the JOHCM Credit Income Fund, the JOHCM Emerging Markets Opportunities Fund, the JOHCM Emerging Markets Small Mid Cap Equity Fund, the JOHCM Global Equity Fund, the JOHCM Global Income Builder Fund, the JOHCM International Opportunities Fund, and the JOHCM International Select Fund, each a series of Advisers Investment Trust (together the “AIT Predecessor Funds”; each an “AIT Predecessor Fund”). Each AIT Predecessor Fund, except for the JOHCM Credit Income Fund, JOHCM Emerging Markets Small Mid Cap Equity Fund and the JOHCM International Select Fund, were authorized to issue three classes of shares: Class I Shares, Class II Shares, and Institutional Shares. The JOHCM Credit Income Fund was authorized to issue two classes of shares: Class I Shares and Institutional shares. The JOHCM International Select Fund was authorized to issue two classes of shares: Class I Shares and Class II Shares. The JOHCM Emerging Markets Small Mid Cap Equity Fund was authorized to issue four classes of shares: Class I Shares, Class II Shares, Class III Shares, and Institutional Shares. Each class was distinguished by the class-specific shareholder servicing and distribution (Rule 12b-1) fees incurred, as applicable.

On July 19, 2021 the AIT Predecessor Funds were reorganized into JOHCM Funds Trust, pursuant to a Plan of Reorganization approved by the Advisers Investment Trust’s Board of Trustees on December 10, 2020 and by the AIT Predecessor Funds’ shareholders on June 2, 2021 and July 9, 2021 (the “AIT Reorganizations”). At the time of the AIT Reorganizations, each AIT Predecessor Fund transferred all of its assets to its corresponding Fund in exchange for shares of the corresponding JOHCM Fund and the assumption of all of the liabilities of the AIT Predecessor Fund by the corresponding JOHCM Fund. Upon closing of the AIT Reorganizations, holders of an AIT Predecessor Fund’s shares received shares of the corresponding JOHCM Fund’s shares. The AIT Reorganizations were tax-free for U.S federal income tax purposes.

Prior to December 6, 2021, the TSW Large Cap Value Fund operated as the TS&W Equity Portfolio, a series of Advisors’ Inner Circle Fund (the “TSW Predecessor Fund”), with a fiscal year end of October 31st. The TSW Predecessor Fund was authorized to issue one class of shares, Institutional Shares. On December 6, 2021 the TSW Predecessor Fund was reorganized into JOHCM Funds Trust, pursuant to a Plan of Reorganization approved by the Advisors’ Inner Circle Fund’s Board of Trustees on August 17-18, 2021 and by the TSW Predecessor Fund’s shareholders on November 30, 2021 (the “TSW Reorganization”). At the time of the TSW Reorganization, the TSW Predecessor Fund transferred all of its assets to the TSW Large Cap Value Fund in exchange for shares of the TSW Large Cap Value Fund and the assumption of all of the liabilities of the TSW Predecessor Fund by the TSW Large Cap Value Fund. Upon closing of the TSW Reorganization, holders of the TSW Predecessor Fund’s shares received shares of the TSW Large Cap Value Fund’s Institutional Shares, which have a September 30th fiscal year end. The TSW Reorganization was tax-free for U.S federal income tax purposes.

A.	Significant accounting policies related to Investments are as follows:

INVESTMENT VALUATION

Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:

•	Level 1 — quoted prices in active markets for identical assets

•	Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

JOHCM FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short-term debt securities may be valued using amortized cost. Generally, amortized cost approximates the current value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.

Security prices are generally provided by an approved independent third party pricing service as of the close of the New York Stock Exchange, normally at 4:00 p.m. Eastern Time, each business day on which the share price of the Funds are calculated. Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest quotations as of the close of the primary exchange. Investments in other open-end registered investment companies are valued at their respective net asset value as reported by such companies. In these types of situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities, more specifically, are generally valued at an evaluated price provided by an approved independent pricing source. To value debt securities, pricing services may use various pricing techniques, which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term debt securities of sufficient credit quality that mature within sixty days may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Prior to September 8, 2022, when the price of a security was not readily available or deemed unreliable (e.g., an approved pricing service did not provide a price, a furnished price was in error, certain stale prices, or an event occurred that materially affected the furnished price), a Fund’s Fair Value Committee would in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision of the Trustees. Since September 8, 2022, the Trustees designated JOHCM (USA) Inc, as investment adviser to the Funds, as the Funds’ Valuation Designee with responsibility for establishing fair value, in accordance with the Trust’s valuation policy, when the price of a security is not readily available or deemed unreliable. In addition, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when a Fund’s net asset value is calculated. The Funds identify possible fluctuations in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Funds generally use a systematic valuation model provided by an approved independent third party pricing service to fair value their international equity securities.

In the fair value situations noted above, while the Trust’s valuation policy is intended to result in a calculation of each Fund’s net asset value that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined pursuant to these guidelines would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold, and these differences could be material to the financial statements. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of September 30, 2022 in valuing each Fund’s investments based upon the three fair value levels defined above:

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
JOHCM Credit Income Fund
Common Stocks	$7,254	$2,076	$—	$9,330
Convertible Bonds	—	1,176,205	—	1,176,205
Corporate Bonds	—	3,663,692	—	3,663,692
Foreign Issuer Bonds	—	185,926	—	185,926
Preferred stocks	40,682	112,490	—	153,172
Short-Term Investments	411,340	—	—	411,340

JOHCM FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs		Total
U.S. Government Obligations	$—	$354,594	$—		$354,594

Total Investments	$459,276	$5,494,983	$—		$5,954,259

JOHCM Emerging Markets Opportunities Fund
Common Stocks:
Brazil	$42,274,541	$—	$—		$42,274,541
Canada	18,977,007	—	—		18,977,007
India	31,656,488	85,292,028	—		116,948,516
Mexico	58,029,686	—	—		58,029,686
Russia	—	—	—	**	—
Other*	—	359,834,911	—		359,834,911

Total common stocks	$150,937,722	$445,126,939	$—		$596,064,661

Preferred stocks	$38,448,193	$—	$—		$38,448,193

Total Investments	$189,385,915	$445,126,939	$—		$634,512,854

JOHCM Emerging Markets Discovery Fund
Common Stocks:
Brazil	$3,557,177	$—	$—		$3,557,177
Canada	766,957	—	—		766,957
Chile	403,011	—	—		403,011
Jersey	502,007	—	—		502,007
Mexico	324,301	—	—		324,301
Russia	—	—	—	**	—
Thailand	212,090	2,030,366	—		2,242,456
Uruguay	116,923	—	—		116,923
Other*	—	24,822,754	—		24,822,754

Total common stocks	$5,882,466	$26,853,120	$—		$32,735,586

Equity-Linked Securities*	$—	$414,676	$—		$414,676
Preferred stocks*	262,020	—	—		262,020

Total Investments	$6,144,486	$27,267,796	$—		$33,412,282

JOHCM Global Income Builder Fund
Common Stocks:
Canada	$963,015	$—	$—		$963,015
Ireland	921,998	668,501	—		1,590,499
Mexico	481,017	—	—		481,017
Netherlands	609,954	353,439	—		963,393
Switzerland	350,835	2,318,357	—		2,669,192
Taiwan	392,849	—	—		392,849
United Kingdom	306,438	2,696,949	—		3,003,387
United States	18,913,115	171,164	—		19,084,279
Other*	—	6,837,560	—		6,837,560

Total common stocks	$22,939,221	$13,045,970	$—		$35,985,191

Convertible Bonds*	$—	$3,969,765	$—		$3,969,765
Corporate Bonds*	—	13,969,219	—		13,969,219
Exchange Traded Funds	2,282,424	—	—		2,282,424
Foreign Issuer Bonds*	—	4,321,808	—		4,321,808
Preferred stocks*	—	1,375,273	—		1,375,273
Short-Term Investments	2,349,818	—	—		2,349,818

JOHCM FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
U.S. Government Obligations	$—	$1,089,844	$—	$1,089,844

Total Investments	$27,571,463	$37,771,879	$—	$65,343,342

JOHCM Global Select Fund
Common Stocks:
Brazil	$2,072,425	$—	$—	$2,072,425
Ireland	13,002,686	—	—	13,002,686
Jersey	5,558,306	—	—	5,558,306
Netherlands	6,609,412	5,741,077	—	12,350,489
United States	181,547,676	—	—	181,547,676
Other*	—	60,752,624	—	60,752,624

Total common stocks	$208,790,505	$66,493,701	$—	$275,284,206

Total Investments	$208,790,505	$66,493,701	$—	$275,284,206

JOHCM International Opportunities Fund
Common Stocks:
Canada	$91,383	$—	$—	$91,383
United States	40,841	—	—	40,841
Other*	—	1,298,921	—	1,298,921

Total common stocks	$132,224	$1,298,921	$—	$1,431,145

Total Investments	$132,224	$1,298,921	$—	$1,431,145

JOHCM International Select Fund
Common Stocks:
Ireland	$283,070,752	$137,935,873	$—	$421,006,625
Jersey	122,140,244	146,936,696	—	269,076,940
Netherlands	135,096,148	532,687,834	—	667,783,982
United States	128,493,092	166,632,983	—	295,126,075
Other*	—	4,349,283,807	—	4,349,283,807

Total common stocks	$668,800,236	$5,333,477,193	$—	$6,002,277,429

Preferred stocks:
Brazil	$123,263,068	$—	$—	$123,263,068
Germany	—	135,903,538	—	135,903,538

Total preferred stocks	$123,263,068	$135,903,538	$—	$259,166,606

Total Investments	$792,063,304	$5,469,380,731	$—	$6,261,444,035

Regnan Global Equity Impact Solutions
Closed-End Funds	$—	$102,834	$—	$102,834
Common Stocks:
Brazil	546,720	—	—	546,720
Canada	306,308	—	—	306,308
United Kingdom	82,356	387,860	—	470,216
United States	1,993,678	—	—	1,993,678
Other*	—	3,789,134	—	3,789,134

Total common stocks	$2,929,062	$4,176,994	$—	$7,106,056

Total Investments	$2,929,062	$4,279,828	$—	$7,208,890

TSW Emerging Markets Fund
Common Stocks:
Brazil	$498,371	$—	$—	$498,371
Canada	56,880	—	—	56,880

JOHCM FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Chile	$49,200	$—	$—	$49,200
Colombia	106,683	—	—	106,683
India	272,610	319,994	—	592,604
Mexico	295,624	—	—	295,624
Singapore	50,445	—	—	50,445
United States	191,637	46,762	—	238,399
Other*	—	5,223,241	—	5,223,241

Total common stocks	$1,521,450	$5,589,997	$—	$7,111,447

Rights*	$25	$—	$—	$25

Total Investments	$1,521,475	$5,589,997	$—	$7,111,472

TSW High Yield Bond Fund
Corporate Bonds*	$—	$9,010,425	$—	$9,010,425
Foreign Issuer Bonds*	—	1,601,095	—	1,601,095
Short-Term Investments	401,475	—	—	401,475

Total Investments	$401,475	$10,611,520	$—	$11,012,995

TSW Large Cap Value Fund
Common Stocks*	$32,087,713	$—	$—	$32,087,713
Short-Term Investments	3,155,490	—	—	3,155,490

Total Investments	$35,243,203	$—	$—	$35,243,203

*	See additional categories in the Schedule of Investments.
**	Amount is $0.

As of September 30, 2022, there were Level 3 investments held in certain Funds as noted above and in the corresponding Schedules of Investments. These investments relate to Russian securities held in certain Funds that halted from trading during the year when U.S. sanctions were imposed after the Russian invasion of Ukraine. There was no other Level 3 activity during the year. The value of these securities compared to each Fund’s total net assets is not material and, therefore, the reconciliation of Level 3 securities and related valuation techniques are not disclosed.

EQUITY-LINKED SECURITIES

The Funds may invest in equity-linked securities, also known as participation notes. The Funds may use these instruments as an alternate means to gain exposure to what is generally an emerging securities market, such as countries in which it does not have local accounts. These instruments represent interests in securities listed on certain foreign exchanges, and thus present similar risks to investing directly in such equity securities. These instruments are generally issued by the associates of foreign-based foreign brokerages and domestic institutional brokerages. Accordingly, the equity-linked securities also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitments.

At September 30, 2022, the Funds held equity-linked securities issued by counterparties as follows:

Fund	Counterparty	Fair value	% of Net Assets
JOHCM Emerging Markets Discovery Fund	CLSA Global Markets Pte. Ltd.	$414,676	1.3%

JOHCM FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

CURRENCY TRANSACTIONS

The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gains (losses) from investment activities on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gains (losses) from foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in Change in unrealized appreciation (depreciation) on foreign currency on the Statements of Operations.

The Funds may engage in spot currency transactions for the purpose of foreign security settlement and operational processes. Certain Funds are authorized to enter into forward foreign currency exchange contracts, for the purchase or sale of a specific foreign currency at a specified exchange rate on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to change in foreign currency exchange rates. Changes in foreign currency exchange rates will affect the value of a Funds’ securities and the price of a Funds’ shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

All forward foreign currency exchange contracts are marked-to-market daily at the applicable exchange rates. Any unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts in the Statements of Operations. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Realized gains or losses, if any, are included in Net realized gains (losses) on forward foreign exchange contracts in the Statements of Operations.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The Funds bear the market risk from changes in forward foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. The institutions that deal in forward foreign currency exchange contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity.

There were no forward foreign currency exchange contracts as of or for the year ended September 30, 2022.

INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, investments are reported as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available. Non-cash dividends are recognized as investment income at the fair value of the asset received.

JOHCM FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

EXPENSE ALLOCATIONS

Expenses directly attributable to a Fund are charged to that Fund, while expenses that are attributable to more than one Fund are allocated among the applicable Funds on a pro-rata basis based on relative net assets or another reasonable basis. Certain expenses that arise in connection with a class of shares are charged to that class of shares.

The investment income, expenses (other than class-specific expenses charged to a class), and realized/unrealized gains/losses on investments are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized/unrealized gains/losses are incurred.

DIVIDENDS AND DISTRIBUTIONS

Distributions of dividends from net investment income, if any, are declared and paid as follows:

Declaration and Payment Frequency
JOHCM Credit Income Fund	Daily/Monthly
JOHCM Emerging Markets Opportunities Fund	Annually
JOHCM Emerging Markets Discovery Fund	Annually
JOHCM Global Select Fund	Annually
JOHCM Global Income Builder Fund	Daily/Monthly
JOHCM International Opportunities Fund	Annually
JOHCM International Select Fund	Annually
Regnan Global Equity Impact Solutions	Annually
TSW High Yield Bond Fund	Daily/Monthly
TSW Large Cap Value Fund	Quarterly
TSW Emerging Markets Fund	Annually

The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year.

Distributions from net investment income and from net realized capital gain are determined in accordance with U.S. federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. treatment of certain dividend distributions, gains/losses, return of capital, etc.), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

U.S. FEDERAL INCOME TAX INFORMATION

No provision is made for U.S. federal income taxes as each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribute substantially all of its net investment income and net realized capital gain in accordance with the Code.

The Funds analyzed all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions that remain subject to examination. The Funds’, excluding the TSW Large Cap Value Fund, U.S. federal income tax returns for the tax years ended September 30, 2019 through September 30, 2022, as applicable, remain subject to examination by the Internal Revenue Service. The TSW Large Cap Value Fund’s U.S. federal income tax returns for the tax years ended October 31, 2019 through October 31, 2021, and through September 30, 2022 remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown or uncertain tax positions taken by the Funds will be recorded as interest expense on the Statements of Operations.

JOHCM FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

CAPITAL GAIN TAXES

Investments in certain foreign securities may subject the Funds to capital gain taxes on the disposal of those securities. Any capital gains assessed will reduce the proceeds received on the sale and be reflected in net realized gain/loss on the transaction. The Funds estimate and accrue foreign capital gain taxes on certain investments held which impact the amount of unrealized appreciation/depreciation on such investments. The JOHCM Emerging Markets Discovery Fund paid $76,222 in capital gain taxes during the year. This amount is included in the net realized gains (losses) from investment transactions on the Statement of Operations.

OTHER RISKS

Securities markets outside the United States (“U.S.”), while growing in volume, have for the most part substantially less volume than U.S. markets, and many securities traded on these foreign markets are less liquid and their prices are more volatile than securities of comparable U.S. companies. In addition, settlement of trades in some non-U.S. markets is much slower and more subject to failure than in U.S. markets. Other risks associated with investing in foreign securities include, among other things, imposition of exchange control regulation by the U.S. or foreign governments, U.S. and foreign withholding taxes, limitations on the removal of funds or other assets, policies of governments with respect to possible nationalization of their industries, and economic or political instability in foreign nations. There may be less publicly available information about certain foreign companies than would be the case for comparable companies in the U.S., and certain foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies.

Certain Funds may invest in emerging market securities. Investing in emerging market securities involves risks which are in addition to the usual risks inherent in foreign investments. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Some countries with emerging securities markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy’s base, condition and stability of financial institutions, governmental controls and investment restrictions that are subject to political change and balance of payments position. Further, a Fund may face greater difficulties or restrictions with respect to investments made in emerging markets countries than in the U.S. Satisfactory custodial services may not be available in some emerging markets countries, which may result in a Fund incurring additional costs and delays in the trading and custody of such securities.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, for example, an epidemic or pandemic can result in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. All of these disruptive effects were present, for example, in the global pandemic linked to the outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 that was first reported in China in December 2019. The effects of any disease outbreak may

JOHCM FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

be greater in countries with less developed disease prevention and control programs and may also exacerbate other pre-existing political, social, economic, market and financial risks. A pandemic and its effects may be short term or may last for an extended period of time, and in either case can result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. Infectious illness outbreaks can adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Any such events could have a significant adverse impact on the value of a Fund’s investments.

Specific risks vary greatly between the various Eastern European markets, but they include, among others, corporate governance, fiscal stability, banking regulations, European Union accession and continued membership, global commodity prices, political stability and market liquidity.

For example, in February 2022, Russia commenced a military invasion of Ukraine. This outbreak of hostilities could result in more widespread conflict and have a severe adverse effect on the region and the markets for securities and commodities. Russia’s invasion of Ukraine has led to, and may lead to, additional sanctions being levied by the United States, European Union and other countries and organizations against Russia and Belarus. Russia’s invasion and the resulting sanctions could adversely affect global energy, commodity and financial markets, and thus could affect the value of the Funds’ investments and broader global markets and economies, even beyond any direct exposure the fund may have to Russian or Ukrainian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial, and may put significant pressure on global financial systems, including on banks and custodians. The market capitalizations of many Russian companies have already experienced significant declines, and Russia closed its securities markets for an extended period of time, before reopening with limited trading. These market disruptions may result in the decline in the value and liquidity of Russian securities, devaluation of Russian currency, a downgrade in Russia’s credit rating, the inability to freely trade sanctioned companies (either due to the sanctions imposed or related operational issues) and/or other adverse consequences to the Russian economy, any of which could negatively impact a Fund’s investments in Russian securities. Sanctions could result in the immediate freeze of Russian securities, impairing the ability of a fund to buy, sell, receive or deliver those securities. Both the current and potential future sanctions and other government actions against Russia also could result in Russia taking counter measures or retaliatory actions, which may impair further the value or liquidity of Russian securities and negatively impact a fund or the broader global markets. Any or all of these potential results could lead Russian and other economic regions into a recession.

Instruments in which the Funds invest may pay interest at floating rates based on the London Interbank Offered Rate (“LIBOR”) or may be subject to interest caps or floors based on LIBOR. On March 5, 2021, the United Kingdom Financial Conduct Authority (“FCA”) and LIBOR’s administrator, ICE Benchmark Administration (“IBA”), announced that most non-U.S. dollar LIBOR settings would no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings would no longer be published after June 30, 2023. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR and lead to significant short-term and long-term uncertainty and market instability.

B.	Fees and Transactions with Affiliates and Other Parties

The Funds have entered into an Investment Advisory Agreement (the “Agreement”) with JOHCM (USA) Inc (the “Adviser” or “JOHCM”) to provide investment management services to the Funds.

Total fees incurred pursuant to the Agreement are reflected as “Investment Advisory” fees on the Statement of Operations. Under the terms of the Agreement, JOHCM receives an annual fee, computed daily and payable monthly, at the annual rates set forth in the following table (expressed as a percentage of each Fund’s respective average daily net assets). JOHCM has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, expenses associated with investments in underlying investment companies, brokerage commissions, interest, dividends, litigation and indemnification expenses) exceed the rates in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

JOHCM FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

Fund	Class	Advisory Fee		Expense Limitation
JOHCM Credit Income Fund	Advisor	0.55%		0.68%
JOHCM Credit Income Fund	Institutional	0.55%		0.58%
JOHCM Emerging Markets Opportunities Fund	Advisor	0.90%		1.12%
JOHCM Emerging Markets Opportunities Fund	Investor	0.90%		1.27%
JOHCM Emerging Markets Opportunities Fund	Institutional	0.90%		1.04%
JOHCM Emerging Markets Discovery Fund	Advisor	1.30%		1.59%
JOHCM Emerging Markets Discovery Fund	Institutional	1.30%		1.49%
JOHCM Global Income Builder Fund	Advisor	0.67%		0.82%
JOHCM Global Income Builder Fund	Investor	0.67%		0.97%
JOHCM Global Income Builder Fund	Institutional	0.67%		0.72%
JOHCM Global Select Fund	Advisor	0.89%		1.08%
JOHCM Global Select Fund	Institutional	0.89%		0.98%
JOHCM International Opportunities Fund	Institutional	0.75%		0.88%
JOHCM International Select Fund	Investor	0.89	%(a)	1.21%
JOHCM International Select Fund	Institutional	0.89	%(a)	0.98%
Regnan Global Equity Impact Solutions	Institutional	0.75%		0.89%
TSW Emerging Markets Fund	Institutional	0.80%		0.99%
TSW High Yield Bond Fund	Institutional	0.50%		0.65%
TSW Large Cap Value Fund	Institutional	0.58%		0.73%

(a)

The rate disclosed is the effective rate during the reporting period. As of January 28, 2022 the fee rate is 0.89% on net assets up to $15 billion and 0.87% on net assets in excess of $15 billion. Prior to January 28, 2022 the advisory fee was 0.89% on all net assets.

The expense limitation agreement is effective until January 28, 2023 for the Funds. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements, including prior waivers or reimbursements in the AIT Predecessor Funds that were available for recoupment by J O Hambro Capital Management Limited at the time of the AIT reorganizations, for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (exclusive of brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, interest, taxes, short sale dividends and financing costs associated with the use of the cash proceeds on securities sold short, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses) to exceed the current expense limitation at the time of repayment or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board at any time and will terminate automatically upon termination of the Agreement.

Thompson, Siegel & Walmsley LLC (the “Sub-Adviser”) serves as the investment sub-adviser to the TSW Emerging Markets Fund, the TSW High Yield Bond Fund, and the TSW Large Cap Value Fund. For its services, the Sub-Adviser is paid a fee of 0.65%, 0.35%, and 0.43%, based on average daily net assets of the TSW Emerging Markets Fund, the TSW High Yield Bond Fund, and the TSW Large Cap Value Fund, respectively, by the Adviser.

For the year ended September 30, 2022, the Funds incurred advisory fees payable to JOHCM, received expense waivers/reimbursements from JOHCM, and paid expense recoupments to JOHCM as follows:

JOHCM FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

Fund	Advisory Fee to JOHCM	Expenses Reduced by JOHCM		Advisory Fees Recouped by JOHCM
JOHCM Credit Income Fund	$32,618	$98,309		$—
JOHCM Emerging Markets Opportunities Fund	6,959,164	—		—
JOHCM Emerging Markets Discovery Fund	571,603	108,217		—
JOHCM Global Income Builder Fund	571,792	128,903	*	—
JOHCM Global Select Fund	4,164,417	26,536		—
JOHCM International Opportunities Fund	18,237	53,119	*	—
JOHCM International Select Fund	97,454,154	—		—
Regnan Global Equity Impact Solutions	59,728	250,001		—
TSW Emerging Markets Fund**	55,262	84,709		—
TSW High Yield Bond Fund***	54,139	135,241		—
TSW Large Cap Value Fund****	200,130	47,532		—

*

Includes voluntary expense reimbursements of $1,694 and $185 for the JOHCM Global Income Builder Fund and the JOHCM International Opportunities Fund, respectively. Such amounts are not subject to recoupment.

**	For the period from December 21, 2021, commencement of operations, to September 30, 2022.
***	For the period from October 26, 2021, commencement of operations, to September 30, 2022.
****	For the period from December 6, 2021 to September 30, 2022.

The balances of recoverable expenses to JOHCM by Funds at September 30, 2022 were as follows:

For the year ended:	Expiring	JOHCM Credit Income Fund	JOHCM Emerging Markets Opportunities Fund	JOHCM Emerging Markets Discovery Fund	JOHCM Global Income Builder Fund	JOHCM Global Select Fund	JOHCM International Opportunities Fund	JOHCM International Select Fund	Regnan Global Equity Impact Solutions	TSW Emerging Markets Fund		TSW High Yield Bond Fund		TSW Large Cap Value Fund
September 30, 2020	September 30, 2023	$10,656	$—	$201,003	$123,468	$—	$80,299	$—	$—	$—		$—		$—
September 30, 2021	September 30, 2024	72,620	—	121,344	64,632	—	47,711	—	16,338	—		—		—
September 30, 2022	September 30, 2025	98,309	—	108,217	127,209	26,536	52,934	—	250,001	84,709	*	135,241	**	47,532	***

Balances of Recoverable Expenses to JOHCM		$181,585	$—	$430,564	$315,309	$26,536	$180,944	$—	$266,339	$84,709		$135,241		$47,532

*	For the period from December 21, 2021, commencement of operations, to September 30, 2022.
**	For the period from October 26, 2021, commencement of operations, to September 30, 2022.
***	For the period from December 6, 2021 to September 30, 2022.

Prior to December 6, 2021, Thompson, Siegel & Walmsley LLC (“TSW”) acted as the sole investment adviser to the TSW Predecessor Fund at a fee calculated at an annual rate of 0.75% of the average daily net assets of the fund. For the period November 1, 2021 through December 5, 2021, the TSW Predecessor Fund incurred advisory fees payable to TSW of $ 27,710. For the year ended October 31, 2021, the TSW Predecessor Fund incurred advisory fees payable to TSW of $284,739.

TSW had voluntarily agreed to waive a portion of its advisory fees and to assume expenses in order the keep the TSW Predecessor Fund’s total annual operating expenses from exceeding 1.20% of the average daily net assets of the fund. TSW did not have the ability to recapture previously waived fees or reimbursed expenses. For the period November 1, 2021 through December 5, 2021, TSW waived expenses of $30,252 for the TSW Predecessor Fund. For the year ended October 31, 2021, TSW waived expenses of $215,525.

JOHCM FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

JOHCM Funds Distributors, LLC (the “Distributor”), provides distribution services to the Funds pursuant to a distribution agreement with the Trust, on behalf of the Funds. The Distributor acts as an agent of the Trust in connection with the offering of the shares of the Funds on a continuous basis. JOHCM, at its own expense, pays the Distributor an annual base fee, an asset-based fee and reimbursement for certain expenses and out-of-pocket costs incurred on behalf of the Funds.

The Northern Trust Company (“Northern Trust”) serves as the administrator, transfer agent, custodian and fund accounting agent for the Funds pursuant to written agreements with the Trust on behalf of the Funds. The Funds have agreed to pay Northern Trust a tiered basis-point fee based on the JOHCM Funds Trust’s complex level net assets, certain per account and transaction charges, other fees for additional service activities, and reimbursement of certain expense. Total fees paid to Northern Trust for their services are reflected as “Accounting and Administration” fees on the Statements of Operations. Northern Trust may voluntarily waive certain fees from time to time. Amounts waived by Northern Trust are included in “Expenses reduced by Service Providers” on the Statements of Operations and are not subject to recoupment.

For the year ended September 30, 2022, Northern Trust voluntarily waived expenses as follows:

Fund	Expenses Waived by Northern Trust
JOHCM Credit Income Fund	$6,765
JOHCM Emerging Markets Opportunities Fund	70,471
JOHCM Emerging Markets Discovery Fund	15,513
JOHCM Global Income Builder Fund	7,857
JOHCM Global Select Fund	7,309
JOHCM International Opportunities Fund	6,591
JOHCM International Select Fund	135,415

Prior to December 6, 2021, the TSW Predecessor Fund paid SEI Investments Global Funds Services an administrative services fee, which varied depending on the number of share classes and the average daily net assets of the fund. For the period November 1, 2021 through December 5, 2021 the TSW Predecessor Fund incurred administrative services fees payable to SEI Investments Global Funds Services of $11,301. DST Systems, Inc. served as transfer agent to the TSW Predecessor Fund, and U.S. Bank, N.A. served as custodian prior to December 6, 2021. For the period November 1, 2021 through December 5, 2021 the TSW Predecessor Fund incurred transfer agent fees payable to DST Systems, Inc. of $14,405 and custody fees of $452 payable to U.S. Bank N.A.

Foreside Fund Officer Services, LLC (“Foreside”) provides principal financial officer and treasurer services for the Funds pursuant to a written agreement with the Trust on behalf of the Funds. The Funds have agreed to pay Foreside an annual fee based on the level of net assets in the Fund complex, subject to an overall minimum annual fee of $200,000 for these services, and reimburse for certain expenses incurred on behalf of the Funds. Total fees paid to Foreside pursuant to these agreements are reflected as “Treasurer Service” fees on the Statements of Operations.

JOHCM and the Trust have entered into an Administration and Compliance Support Services Agreement (the “ACSS Agreement”) pursuant to which JOHCM provides, coordinates or otherwise supports the provision of, administration and compliance services for the Trust. As full compensation for the services rendered and expenses borne by JOHCM in connection with the services JOHCM provides under the ACSS Agreement, the Trust, on behalf of each Fund, agrees to reimburse JOHCM in such amounts as are approved by the Board of Trustees of the Trust (the “Board”) from time to time. Total fees paid to JOHCM pursuant to the ACSS Agreement are reflected as “JOHCM Compliance” fees in the Statements of Operations. Prior to December 6, 2021, the TSW Predecessor Fund paid the chief compliance officer and his staff, employees of SEI Investments Global Funds Services, for compliance services. For the period November 1, 2021 through December 5, 2021 the TSW Predecessor Fund incurred compliance fees of $2,268.

JOHCM FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

JOHCM and the Trust have entered into an Institutional Class Shareholder Services, Recordkeeping and Sub-Transfer Agency Agreement (the “Shareholder Services Agreement”). Pursuant to the Shareholder Services Agreement, the Trust, on behalf of each Fund, agrees that Institutional Class shares of each Fund shall reimburse JOHCM or its designee for any payments JOHCM or such designee makes to third-party service providers for personal services, accounting or subaccounting, recordkeeping and/or other administrative services provided to beneficial holders of Institutional Class shares of the Funds. Payments by a Fund pursuant to the Shareholder Services Agreement shall not exceed such amounts as are approved by the Board from time to time. Total fees reimbursed to JOHCM pursuant to the Shareholder Services Agreement are reflected as “Shareholder Services – Institutional” fees in the Statements of Operations.

Certain officers and Trustees of the Trust are affiliated with JOHCM, Foreside, Northern Trust, or the Distributor and receive no compensation directly from the Funds for serving in their respective roles. The Trust paid each Independent Trustee compensation for their services based on an annual retainer of $105,000, certain committee and chairperson retainers and reimbursement for certain expenses. For the year ended September 30, 2022, the aggregate Trustee compensation paid by the Trust was $504,000. The amount of total Trustee compensation and reimbursement of out-of-pocket expenses allocated from the Trust to the Funds are reflected as “Trustees” expenses on the Statements of Operations.

During the year ended September 30, 2022, Regnan Global Equity Impact Solutions received a $7,869 cash contribution from JOHCM in connection with a trade error. This amount is included in “Other income” on the Statements of Operations and represented $0.01 per share and 0.13% to the total return of the Fund on the payment date.

C.	Rule 12b-1 Plan

The Funds adopted an amended plan under Rule 12b-1 that is applicable to Advisor Shares and Investor Shares to pay for certain distribution and promotional activities related to marketing of their shares. Each Fund will pay the Distributor a fee for the principal underwriter’s services in connection with the sales and promotion of the Funds, including its expenses in connection therewith at annual rates of 0.10% and 0.25% of the average daily net assets of the outstanding Advisor Shares and Investor Shares, respectively. Total fees paid pursuant to the plan are reflected as “12b-1 Fees” on the Statements of Operations.

D.	Credit Agreements

The Trust, on behalf of certain of the Funds, entered into a $100 million revolving credit facility agreement (the “Credit Agreement”) with Northern Trust for liquidity or for other temporary or emergency purposes effective July 19, 2021 and amended July 18, 2022. The Credit Agreement will expire on July 17, 2023 unless extended or renewed. The Credit Agreement permits the applicable Funds to borrow up to an aggregate amount of $100 million, $50 million of which is committed and $50 million of which is uncommitted. Any advance under the Credit Agreement will accrue interest at a rate per annum equivalent to the Borrower’s option of the sum of the U.S. Federal Fund Target Rate plus 1.30% (1.50% prior to July 18, 2022) or daily Simple SOFR plus 1.40% (daily LIBOR plus 1.50% prior to July 18, 2022).

During the year ended September 30, 2022, the following Funds had borrowings with the average loan and weighted interest rate as disclosed below:

Fund	Dollar Amount	Days Outstanding	Rate
JOHCM Emerging Markets Opportunities Fund	$6,934,393	10	2.43%
JOHCM Emerging Markets Discovery Fund	612,033	7	2.02
JOHCM Global Income Builder Fund	3,461,507	6	3.04
JOHCM Global Select Fund	4,476,092	10	2.79
JOHCM International Opportunities Fund	563,437	9	2.46
JOHCM International Select Fund	29,187,850	9	3.00

JOHCM FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

The JOCHM Emerging Markets Opportunities Fund, the JOHCM Emerging Markets Discovery Fund, the JOHCM Global Income Builder Fund, the JOHCM Global Select Fund, the JOHCM International Opportunities Fund and the JOHCM International Select Fund incurred interest expense of $4,677, $236, $1,757, $3,470, $347 and $21,707, respectively, related to borrowings under the Credit Agreements during the year ended September 30, 2022 respectively. The amounts are included in the “Interest Expense” on the Statements of Operations.

E.	Investment Transactions

For the year ended September 30, 2022, the aggregate cost of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

Fund	Cost of Purchases	Proceeds from sales
JOHCM Credit Income Fund	$4,248,065	$2,599,683
JOHCM Emerging Markets Opportunities Fund	350,210,083	307,823,508
JOHCM Emerging Markets Discovery Fund	52,493,708	53,624,511
JOHCM Global Income Builder Fund	99,505,631	114,472,648
JOHCM Global Select Fund	243,939,912	364,909,766
JOHCM International Opportunities Fund	1,567,565	2,894,928
JOHCM International Select Fund	6,171,519,537	7,789,070,456
Regnan Global Equity Impact Solutions	12,312,443	3,654,422
TSW Emerging Markets Fund*	10,951,237	975,705
TSW High Yield Bond Fund**	16,361,774	3,571,329
TSW Large Cap Value Fund***	17,534,276	19,603,718

*	For the period from December 21, 2021, commencement of operations, to September 30, 2022.
**	For the period from October 26, 2021, commencement of operations, to September 30, 2022.
***	For the period from November 1, 2021 to September 30, 2022.

F.	Federal Income Tax

As of September 30, 2022, the cost, gross unrealized appreciation and gross unrealized depreciation on investments, for Federal income tax purposes, were as follows:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
JOHCM Credit Income Fund	$6,539,135	$18,640	$(603,516)	$(584,876)
JOHCM Emerging Markets Opportunities Fund	719,765,215	45,380,120	(130,632,481)	(85,252,361)
JOHCM Emerging Markets Discovery Fund	37,649,432	2,397,214	(6,634,364)	(4,237,150)
JOHCM Global Income Builder Fund	69,221,968	2,735,647	(6,614,273)	(3,878,626)
JOHCM Global Select Fund	277,686,657	45,939,821	(48,342,272)	(2,402,451)
JOHCM International Opportunities Fund	1,763,391	33,218	(365,464)	(332,246)
JOHCM International Select Fund	7,299,965,901	448,277,182	(1,486,799,048)	(1,038,521,866)
Regnan Global Equity Impact Solutions	9,685,445	49,328	(2,525,883)	(2,476,555)
TSW Emerging Markets Fund	9,615,298	136,997	(2,640,823)	(2,503,826)
TSW High Yield Bond Fund	13,090,233	1,621	(2,078,859)	(2,077,238)
TSW Large Cap Value Fund	31,260,757	6,103,009	(2,120,563)	3,982,446

JOHCM FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

The tax character of distributions paid by the Funds during the latest tax years ended September 30, 2022 and September 30, 2021 were as follows:

	Distributions From
Fund	Ordinary Income* 2022	Long-Term Capital Gains 2022		Ordinary Income* 2021		Long-Term Capital Gains 2021		Ordinary Income* 2020	Long-Term Capital Gains 2020
JOHCM Credit Income Fund	$220,146	$—		$169,004		$754
JOHCM Emerging Markets Opportunities Fund	34,384,294	—		8,272,143		—
JOHCM Emerging Markets Discovery Fund	8,448,031	4,042,780		221,726	**	—	**
JOHCM Global Income Builder Fund	3,505,803	1,185,744	***	3,063,276		—
JOHCM Global Select Fund	10,311,082	85,105,952	***	202,822		26,778,354
JOHCM International Opportunities Fund	261,431	109,197		48,597		27,795
JOHCM International Select Fund	234,506,832	1,028,090,909		60,638,266		267,191,558
TSW High Yield Bond Fund	499,723	—		—		—
TSW Large Cap Value Fund****	2,034,512	3,010,215	***	140,896		1,548,484		$280,034	$1,257,667

*	Ordinary income includes short-term capital gains, if any.
**

The amounts do not include tax equalization utilized of $1,962,464 and $904,584 in ordinary income and net long term capital gains, respectively, in which the Fund designated as being distributed to shareholders on their redemption of shares.

***

The amounts do not include tax equalization utilized of $176,449, $5,900,925, and $263,881 in net long term capital gains in which the JOHCM Global Income Builder, JOHCM Global Select, and TSW Large Cap Value Funds, respectively, designated as being distributed to shareholders on their redemption of shares.

****	For the TSW Predecessor Fund’s prior tax years ended October 31, 2021 and 2020, respectively.

JOHCM FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

As of the tax year ended September 30, 2022, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
JOHCM Credit Income Fund	$16,411	$—	$(273,882)	$(584,876)	$(842,347)
JOHCM Emerging Markets Opportunities Fund	14,913,103	—	(27,390,563)	(85,886,670)	(98,364,130)
JOHCM Emerging Markets Discovery Fund	440,724	—	(1,419,762)	(4,337,328)	(5,316,366)
JOHCM Global Income Builder Fund	—	—	(100,846)	(3,910,149)	(4,010,995)
JOHCM Global Select Fund	1,328,026	20,006,008	—	(2,447,088)	18,886,946
JOHCM International Opportunities Fund	38,383	—	(3,536)	(333,864)	(299,017)
JOHCM International Select Fund	97,456,492	—	(666,783,142)	(1,041,345,626)	(1,610,672,276)
Regnan Global Equity Impact Solutions	12,268	—	(981,543)	(2,479,860)	(3,449,135)
TSW Emerging Markets Fund	127,689	—	(365,191)	(2,503,988)	(2,741,490)
TSW High Yield Bond Fund	51,364	—	(95,916)	(2,077,238)	(2,121,790)
TSW Large Cap Value Fund	69,922	2,667,898	—	3,982,440	6,720,260

For the period subsequent to October 31, 2021, through the fiscal year ended September 30, 2022, the JOHCM Emerging Markets Discovery and JOHCM International Opportunities Funds incurred net capital losses and/or late year ordinary loss deferral in the amount of $1,419,762 and $3,536, respectively, which the Funds intend to treat as having been incurred in the following fiscal year.

As of the tax year ended September 30, 2022, capital losses incurred by the Funds are carried forward indefinitely under the provisions of the Regulated Investment Company Modernization Act of 2010 and are as follows:

Fund	Short-Term Capital Loss Carry-Forward	Long-Term Capital Loss Carry-Forward
JOHCM Credit Income Fund	$127,072	$130,820
JOHCM Emerging Markets Opportunities Fund	27,390,563	—
JOHCM International Select Fund	666,783,142	—
Regnan Global Equity Impact Solutions*	978,667	2,876
TSW Emerging Markets Fund	365,191	—
TSW High Yield Bond Fund	46,754	—

*

A portion of the capital loss carryforward may be subject to limitations under Section 382 of the Internal Revenue Service Code, and is available to the extent by tax law to offset future net capital gains, if any

JOHCM FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

Primarily as a result of differing book/tax treatment of non-deductible expenses and tax equalization, the Funds made reclassifications among certain capital accounts. These reclassifications have no effect on net assets or net asset value per share. As of September 30, 2022, the following reclassifications were made to the Funds’ Statements of Assets and Liabilities:

Fund	Distributable Earnings (Loss)	Paid-in Capital
JOHCM Global Income Builder Fund	$(176,449)	$176,449
JOHCM Global Select Fund	(5,900,925)	5,900,925
Regnan Global Equity Impact Solutions	(67)	67
TSW Emerging Markets Fund	5,741	(5,741)
TSW High Yield Bond Fund	8,203	(8,203)
TSW Large Cap Value Fund	(263,881)	263,881

G.	Capital Share Transactions

Transactions in dollars for fund shares for the year ended September 30, 2022, were as follows:

Fund	Class	Proceeds from Shares Sold	Reinvestments of Dividends	Payments for Shares Redeemed	Net Increase (Decrease) in Net Assets
JOHCM Credit Income Fund	Advisor Shares	$—	$230	$—	$230
JOHCM Credit Income Fund	Institutional Shares	1,500,000	153,869	—	1,653,869
JOHCM Emerging Markets Opportunities Fund	Advisor Shares	35,573,321	2,027,795	(29,803,821)	7,797,295
JOHCM Emerging Markets Opportunities Fund	Investor Shares	12,683,392	323,106	(10,719,251)	2,287,247
JOHCM Emerging Markets Opportunities Fund	Institutional Shares	285,279,477	25,240,159	(289,480,942)	21,038,694
JOHCM Emerging Markets Discovery Fund	Advisor Shares	1,407,750	3,303,179	(3,770,126)	940,803
JOHCM Emerging Markets Discovery Fund	Institutional Shares	10,540,313	7,719,433	(9,672,084)	8,587,662
JOHCM Global Income Builder Fund	Advisor Shares	148,930	327,279	(535,308)	(59,099)
JOHCM Global Income Builder Fund	Investor Shares	3,430	3,170	(2,044)	4,556
JOHCM Global Income Builder Fund	Institutional Shares	14,837,702	2,514,239	(31,471,958)	(14,120,017)
JOHCM Global Select Fund	Advisor Shares	5,138,615	7,412,087	(16,942,188)	(4,391,486)
JOHCM Global Select Fund	Institutional Shares	17,740,444	76,791,960	(139,220,436)	(44,688,032)
JOHCM International Opportunities Fund	Institutional Shares	—	331,277	(1,520,790)	(1,189,513)
JOHCM International Select Fund	Investor Shares	26,569,860	72,404,775	(174,562,934)	(75,588,299)
JOHCM International Select Fund	Institutional Shares	2,579,824,065	754,625,044	(4,242,209,238)	(907,760,129)
Regnan Global Equity Impact Solutions	Institutional Shares	10,461,500	—	(1,677,626)	8,783,874
TSW Emerging Markets Fund*	Institutional Shares	10,000,000	—	—	10,000,000
TSW High Yield Bond Fund**	Institutional Shares	13,016,972	296,608	—	13,313,580
TSW Large Cap Value Fund***	Institutional Shares	4,954,476	5,001,015	(6,480,590)	3,474,901

*	For the period from December 21, 2021, commencement of operations, to September 30, 2022.
**	For the period from October 26, 2021, commencement of operations, to September 30, 2022.
***	For the period from November 1, 2021 to September 30, 2022.

JOHCM FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

Transactions in shares of fund shares for the year ended September 30, 2022, were as follows:

Fund	Class	Shares Sold	Shares From Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) in Shares
JOHCM Credit Income Fund	Advisor Shares	—	24	—	24
JOHCM Credit Income Fund	Institutional Shares	154,163	16,047	—	170,210
JOHCM Emerging Markets Opportunities Fund	Advisor Shares	3,031,927	164,727	(2,812,338)	384,316
JOHCM Emerging Markets Opportunities Fund	Investor Shares	1,145,993	26,205	(904,819)	267,379
JOHCM Emerging Markets Opportunities Fund	Institutional Shares	25,523,191	2,045,394	(25,865,081)	1,703,504
JOHCM Emerging Markets Discovery Fund	Advisor Shares	102,086	242,169	(311,291)	32,964
JOHCM Emerging Markets Discovery Fund	Institutional Shares	863,049	565,112	(837,673)	590,488
JOHCM Global Income Builder Fund	Advisor Shares	14,853	29,999	(51,545)	(6,693)
JOHCM Global Income Builder Fund	Investor Shares	313	295	(201)	407
JOHCM Global Income Builder Fund	Institutional Shares	1,433,359	232,430	(3,046,082)	(1,380,293)
JOHCM Global Select Fund	Advisor Shares	296,932	376,248	(912,811)	(239,631)
JOHCM Global Select Fund	Institutional Shares	1,019,426	3,886,233	(8,943,362)	(4,037,703)
JOHCM International Opportunities Fund	Institutional Shares	—	33,769	(145,378)	(111,609)
JOHCM International Select Fund	Investor Shares	1,049,147	2,450,246	(8,007,868)	(4,508,475)
JOHCM International Select Fund	Institutional Shares	100,054,720	25,580,510	(184,249,895)	(58,614,665)
Regnan Global Equity Impact Solutions	Institutional Shares	1,209,512	—	(238,520)	970,992
TSW Emerging Markets Fund*	Institutional Shares	1,000,000	—	—	1,000,000
TSW High Yield Bond Fund**	Institutional Shares	1,313,944	30,901	—	1,344,845
TSW Large Cap Value Fund***	Institutional Shares	331,208	360,439	(449,065)	242,582

*	For the period from December 21, 2021, commencement of operations, to September 30, 2022.
**	For the period from October 26, 2021, commencement of operations, to September 30, 2022.
***	For the period from November 1, 2021 to September 30, 2022.

Transactions in dollars for fund shares for the year ended September 30, 2021, were as follows:

Fund	Class	Proceeds from Shares Sold	Reinvestments of Dividends	Payments for Shares Redeemed	Net Increase (Decrease) in Net Assets
JOHCM Credit Income Fund	Advisor Shares	$10,009	$161	$(10)	$10,160
JOHCM Credit Income Fund	Institutional Shares	—	144,384	(10,000)	134,384
JOHCM Emerging Markets Opportunities Fund	Advisor Shares	11,346,933	583,877	(19,398,816)	(7,468,006)
JOHCM Emerging Markets Opportunities Fund	Investor Shares	7,276,833	169,599	(14,471,289)	(7,024,857)
JOHCM Emerging Markets Opportunities Fund	Institutional Shares	245,052,553	6,294,356	(147,030,549)	104,316,360
JOHCM Emerging Markets Discovery Fund	Advisor Shares	2,350,298	48,955	(6,805,447)	(4,406,194)
JOHCM Emerging Markets Discovery Fund	Institutional Shares	2,498,407	133,054	(10,318,892)	(7,687,431)
JOHCM Global Income Builder Fund	Advisor Shares	75,195	223,080	(252,832)	45,443
JOHCM Global Income Builder Fund	Investor Shares	29,899	2,518	(62,893)	(30,476)
JOHCM Global Income Builder Fund	Institutional Shares	11,176,286	1,820,345	(7,894,933)	5,101,698
JOHCM Global Select Fund	Advisor Shares	5,687,570	2,248,961	(7,201,901)	734,630
JOHCM Global Select Fund	Institutional Shares	28,533,160	21,990,488	(53,848,553)	(3,324,905)
JOHCM International Opportunities Fund	Institutional Shares	104,634	70,716	(24,122)	151,228
JOHCM International Select Fund	Investor Shares	124,252,054	17,935,746	(67,309,309)	74,878,491
JOHCM International Select Fund	Institutional Shares	2,936,315,988	190,985,805	(1,742,545,811)	1,384,755,982
Regnan Global Equity Impact Solutions*	Institutional Shares	2,025,005	—	—	2,025,005
TSW Large Cap Value Fund**	Institutional Shares	1,350,906	1,668,777	(5,223,838)	(2,204,155)

*	For the period from August 23, 2021, commencement of operations, to September 30, 2021.
**	For the TSW Predecessor Fund’s prior fiscal year ended October 31, 2021 (audited). Payments for Shares Redeemed is net of redemption fees of $489.

JOHCM FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

Transactions in shares of fund shares for the year ended September 30, 2021, were as follows:

Fund	Class	Shares Sold	Shares From Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) in Shares
JOHCM Credit Income Fund	Advisor Shares	993	16	(1)	1,008
JOHCM Credit Income Fund	Institutional Shares	—	14,255	(990)	13,265
JOHCM Emerging Markets Opportunities Fund	Advisor Shares	880,244	47,393	(1,537,226)	(609,589)
JOHCM Emerging Markets Opportunities Fund	Investor Shares	572,921	13,766	(1,130,536)	(543,849)
JOHCM Emerging Markets Opportunities Fund	Institutional Shares	18,609,679	509,664	(11,273,794)	7,845,549
JOHCM Emerging Markets Discovery Fund	Advisor Shares	145,454	3,234	(391,679)	(242,991)
JOHCM Emerging Markets Discovery Fund	Institutional Shares	146,737	8,782	(581,633)	(426,114)
JOHCM Global Income Builder Fund	Advisor Shares	6,723	20,493	(24,090)	3,126
JOHCM Global Income Builder Fund	Investor Shares	2,856	233	(5,775)	(2,686)
JOHCM Global Income Builder Fund	Institutional Shares	1,002,710	167,097	(741,423)	428,384
JOHCM Global Select Fund	Advisor Shares	285,151	121,829	(351,752)	55,228
JOHCM Global Select Fund	Institutional Shares	1,440,998	1,188,675	(2,656,545)	(26,872)
JOHCM International Opportunities Fund	Institutional Shares	8,859	6,060	(2,018)	12,901
JOHCM International Select Fund	Investor Shares	3,995,758	609,023	(2,221,380)	2,383,401
JOHCM International Select Fund	Institutional Shares	95,831,511	6,496,116	(57,258,676)	45,068,951
Regnan Global Equity Impact Solutions*	Institutional Shares	202,493	—	—	202,493
TSW Large Cap Value Fund**	Institutional Shares	96,540	130,958	(368,264)	(140,766)

*	For the period from August 23, 2021, commencement of operations, to September 30, 2021.
**	For the TSW Predecessor Fund’s prior fiscal year ended October 31, 2021 (audited).

Transactions in dollars for the TSW Predecessor Fund shares for the year ended October 31, 2020, were as follows:

Fund	Class	Proceeds from Shares Sold	Reinvestments of Dividends	Payments for Shares Redeemed*	Net Increase (Decrease) in Net Assets
TSW Large Cap Value Fund	Institutional Shares	$672,549	$1,519,177	$(4,512,744)	$(2,321,018)

*	Net of redemption fees of $2,163.

Transactions in shares of the TSW Predecessor Fund for the year ended October 31, 2020, were as follows:

Fund	Class	Shares Sold	Shares From Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) in Shares
TSW Large Cap Value Fund	Institutional Shares	58,916	123,652	(390,465)	(207,897)

JOHCM FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

H.	Concentration of Ownership

A significant portion of a Fund’s shares may be held in a limited number of shareholder accounts, including in certain omnibus or institutional accounts which typically hold shares for the benefit of other underlying investors. To the extent that a shareholder or group of shareholders redeem a significant portion of the shares issued by a Fund, this could have a disruptive impact on the efficient implementation of a Fund’s investment strategy.

In addition, as of September 30, 2022, JOHCM or JOHCM affiliates held outstanding shares of the Funds as follows:

Fund	Class	% Ownership
JOHCM Credit Income Fund	Advisor Shares	100.0
JOHCM Credit Income Fund	Institutional Shares	100.0
JOHCM Emerging Markets Discovery Fund	Institutional Shares	57.5
JOHCM Global Income Builder Fund	Advisor Shares	85.0
JOHCM Global Income Builder Fund	Institutional Shares	19.7
JOHCM International Opportunities Fund	Institutional Shares	100.0
Regnan Global Equity Impact Solutions	Institutional Shares	17.9
TSW Emerging Markets Fund	Institutional Shares	100.0
TSW High Yield Bond Fund	Institutional Shares	93.7

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of JOHCM Funds Trust and Shareholders of each of the eleven funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (constituting JOHCM Funds Trust, hereafter collectively referred to as the “Funds”) as of September 30, 2022, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2022, the results of each of their operations, the changes in each of their net assets, and each of their financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

JOHCM Credit Income Fund (1), (8)	JOHCM Global Income Builder Fund (1), (7)
JOHCM Emerging Markets Opportunities Fund (1), (6)	JOHCM International Opportunities Fund (1), (6)
JOHCM Emerging Markets Discovery Fund (1), (6)	JOHCM International Select Fund (1), (6)
JOHCM Global Select Fund (1), (6)	Regnan Global Equity Impact Solutions (2)
TSW Emerging Markets Fund (3)	TSW High Yield Bond Fund (4)
TSW Large Cap Value Fund (formerly known as TS&W Equity Portfolio) (5)

(1)	Statement of operations for the year ended September 30, 2022 and statement of changes in net assets for each of the two years in the period ended September 30, 2022
(2)

Statement of operations for the year ended September 30, 2022, and statement of changes in net assets and financial highlights for the year ended September 30, 2022 and for the period from August 23, 2021 (commencement of operations) through September 30, 2021

(3)	Statement of operations, statement of changes in net assets, and financial highlights for the period December 21, 2021 (commencement of operations) through September 30, 2022
(4)	Statement of operations, statement of changes in net assets, and financial highlights for the period October 26, 2021 (commencement of operations) through September 30, 2022
(5)	Statement of operations, statement of changes in net assets, and financial highlights for the period November 1, 2021 through September 30, 2022
(6)	Financial highlights for each of the five years in the period ended September 30, 2022
(7)	Financial highlights for each of the four years in the period ended September 30, 2022 and for the period November 29, 2017 (commencement of operations) through September 30, 2018
(8)	Financial highlights for each of the two years in the period ended September 30, 2022 and for the period August 17, 2020 (commencement of operations) through September 30, 2020

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606

T: (312) 298 2000, www.pwc.com/us

The financial statements and financial highlights of TSW Large Cap Value Fund (formerly known as TS&W Equity Portfolio) as of October 31, 2021, including the statement of operations for the year ended October 31, 2021, the statements of changes in net assets for the two years ended October 31, 2021, and the financial highlights for each of the five years ended October 31, 2021, were audited by other auditors whose report dated December 23, 2021 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Chicago, IL
November 23, 2022

We have served as the auditor of one or more investment companies in JOHCM Funds Trust since 2014.

JOHCM FUNDS TRUST

ADDITIONAL INFORMATION

September 30, 2022 (Unaudited)

A.	Expense Examples

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The examples below are based on an investment of $1,000 invested at April 1, 2022 and held for the entire period through September 30, 2022.

The Actual Expense Example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense Example below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Actual Expense Example

Fund	Class	Expense Ratio	Beginning Account Value 4/1/2022	Ending Account Value 9/30/2022	Expenses Paid* 4/1/22–9/30/22
JOHCM Credit Income Fund	Advisor Shares	0.68%	$1,000.00	$931.00	$3.29
JOHCM Credit Income Fund	Institutional Shares	0.58%	1,000.00	931.60	2.81
JOHCM Emerging Markets Opportunities Fund	Advisor Shares	1.12%	1,000.00	837.10	5.16
JOHCM Emerging Markets Opportunities Fund	Investor Shares	1.27%	1,000.00	836.40	5.85
JOHCM Emerging Markets Opportunities Fund	Institutional Shares	1.02%	1,000.00	837.50	4.70
JOHCM Emerging Markets Discovery Fund	Advisor Shares	1.59%	1,000.00	786.40	7.12
JOHCM Emerging Markets Discovery Fund	Institutional Shares	1.49%	1,000.00	785.90	6.67
JOHCM Global Income Builder Fund	Advisor Shares	0.82%	1,000.00	846.80	3.80
JOHCM Global Income Builder Fund	Investor Shares	0.97%	1,000.00	846.00	4.49
JOHCM Global Income Builder Fund	Institutional Shares	0.72%	1,000.00	847.20	3.33
JOHCM Global Select Fund	Advisor Shares	1.08%	1,000.00	731.50	4.69
JOHCM Global Select Fund	Institutional Shares	0.98%	1,000.00	731.80	4.25
JOHCM International Opportunities Fund	Institutional Shares	0.90%	1,000.00	845.40	4.16
JOHCM International Select Fund	Investor Shares	1.21%	1,000.00	687.20	5.12
JOHCM International Select Fund	Institutional Shares	0.98%	1,000.00	688.40	4.15
Regnan Global Equity Impact Solutions	Institutional Shares	0.89%	1,000.00	766.50	3.94
TSW Emerging Markets Fund	Institutional Shares	0.99%	1,000.00	771.30	4.40
TSW High Yield Bond Fund	Institutional Shares	0.65%	1,000.00	897.70	3.09
TSW Large Cap Value Fund	Institutional Shares	0.73%	1,000.00	856.70	3.40

*

Actual expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the actual number of operational days in the most recent half fiscal year (183) and divided by the number of days in the current year (365).

JOHCM FUNDS TRUST

ADDITIONAL INFORMATION

September 30, 2022 (Unaudited)

Hypothetical Expense Example

Fund	Class	Expense Ratio	Beginning Account Value 4/1/2022	Ending Account Value 9/30/2022	Expenses Paid* 4/1/22–9/30/22
JOHCM Credit Income Fund	Advisor Shares	0.68%	$1,000.00	$1,021.66	$3.45
JOHCM Credit Income Fund	Institutional Shares	0.58%	1,000.00	1,022.16	2.94
JOHCM Emerging Markets Opportunities Fund	Advisor Shares	1.12%	1,000.00	1,019.45	5.67
JOHCM Emerging Markets Opportunities Fund	Investor Shares	1.27%	1,000.00	1,018.70	6.43
JOHCM Emerging Markets Opportunities Fund	Institutional Shares	1.02%	1,000.00	1,019.95	5.16
JOHCM Emerging Markets Discovery Fund	Advisor Shares	1.59%	1,000.00	1,017.10	8.04
JOHCM Emerging Markets Discovery Fund	Institutional Shares	1.49%	1,000.00	1,017.60	7.54
JOHCM Global Income Builder Fund	Advisor Shares	0.82%	1,000.00	1,020.96	4.15
JOHCM Global Income Builder Fund	Investor Shares	0.97%	1,000.00	1,020.21	4.91
JOHCM Global Income Builder Fund	Institutional Shares	0.72%	1,000.00	1,021.46	3.65
JOHCM Global Select Fund	Advisor Shares	1.08%	1,000.00	1,019.65	5.47
JOHCM Global Select Fund	Institutional Shares	0.98%	1,000.00	1,020.16	4.96
JOHCM International Opportunities Fund	Institutional Shares	0.90%	1,000.00	1,020.56	4.56
JOHCM International Select Fund	Investor Shares	1.21%	1,000.00	1,019.00	6.12
JOHCM International Select Fund	Institutional Shares	0.98%	1,000.00	1,020.16	4.96
Regnan Global Equity Impact Solutions	Institutional Shares	0.89%	1,000.00	1,020.61	4.51
TSW Emerging Markets Fund	Institutional Shares	0.99%	1,000.00	1,020.10	5.01
TSW High Yield Bond Fund	Institutional Shares	0.65%	1,000.00	1,021.81	3.29
TSW Large Cap Value Fund	Institutional Shares	0.73%	1,000.00	1,021.41	3.70

*

Hypothetical expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the actual number of operational days in the most recent half fiscal year (183 days) and divided by the number of days in the current year (365).

JOHCM FUNDS TRUST

ADDITIONAL INFORMATION

September 30, 2022 (Unaudited)

B.	Qualified Dividend Income (QDI)

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended September 30, 2022 are designated as Qualified Dividend Income (“QDI”), as defined in the Act, subject to reduced tax rates in 2022:

Fund	QDI Percentage
JOHCM Credit Income Fund	1.25%
JOHCM Emerging Markets Opportunities Fund	100.00%
JOHCM Emerging Markets Discovery Fund	100.00%
JOHCM Global Income Builder Fund	49.30%
JOHCM Global Select Fund	2.84%
JOHCM International Opportunities Fund	10.13%
JOHCM International Select Fund	37.10%
TSW Large Cap Value Fund	100.00%

C.	Corporate Dividends Received Deduction (DRD)

A percentage of the dividends distributed during the fiscal year for the Fund qualifies for the Dividends-Received Deduction (“DRD”) for corporate shareholders:

Fund	Corporate DRD Percentage
JOHCM Credit Income Fund	1.24%
JOHCM Global Income Builder Fund	11.76%
JOHCM Global Select Fund	0.76%
JOHCM International Opportunities Fund	0.59%
TSW Large Cap Value Fund	100.00%

D.	Foreign Tax Credit

The Funds below intends to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

Fund	Foreign Tax Credit	Foreign Source Income
JOHCM Emerging Markets Opportunities Fund	$0.0337	$0.5871
JOHCM Emerging Markets Discovery Fund	$0.0616	$0.1345
JOHCM International Opportunities Fund	$0.0563	$0.2965
JOHCM International Select Fund	$0.0590	$0.4970
Regnan Global Equity Impact Solutions	$0.0120	$0.0210
TSW Emerging Markets Fund	$0.0226	$0.1530

E.	Other Information

Investors may obtain, without charge, a copy of the proxy voting policies and procedures by writing to the Trust in the name of the Fund c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766, or by calling the Fund at 866-260-9549 (toll free) or 312-557-5913 and on the SEC’s website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities for each 12 month period ending June 30 is available without charge, upon request, by calling the Trust at 866-260-9549 (toll free) or 312-557-5913 and on the The SEC’s website at www.sec.gov.

JOHCM FUNDS TRUST

ADDITIONAL INFORMATION

September 30, 2022 (Unaudited)

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC website at www.sec.gov.

JOHCM FUNDS TRUST

ADDITIONAL INFORMATION

September 30, 2022 (Unaudited)

F.	Trustees and Officers

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act (each an “Independent Trustee”).

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Joseph P. Gennaco (1961)	Trustee	Since inception	Sole Principal at JPG Consulting, LLC (April 2019 – present); Independent Non-Executive Director at BNY Mellon International Limited (January 2019 – May 2021); Executive at BNY Mellon (July 2005 – December 2018).	11	None
Barbara A. McCann (1961)	Trustee	Since inception	None	11	None
Kevin J. McKenna (1957)	Trustee	Since Inception	None	11	None
Beth K. Werths (1968)	Trustee	Since Inception	Executive Vice President and International General Counsel at Natixis Investment Management (February 2007 - November 2020).	11	None

[1]	The mailing address of each Trustee is 53 State Street, 13th Floor Boston, MA, 02109.

JOHCM FUNDS TRUST

ADDITIONAL INFORMATION

September 30, 2022 (Unaudited)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act and each officer of the Trust.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Nicholas Good[2] (1973)	Trustee	Since inception	Chief Executive Officer of Pendal Group Limited (2021—present); Chief Executive Officer of JOHCM (USA) Inc (December 2019 – 2021) ; Executive Vice President and Chief Growth & Strategy Officer at State Street Global Advisors (April 2018 – November 2019); Co-Head of Global SPDR Business at State Street Global Advisors (May 2016 – April 2018).	11	None
Jonathan Weitz (1976)	President and Chief Executive Officer	Since inception	Chief Operating Officer, US, JOHCM (USA) Inc (2020 to present); Senior Vice President—Business Manager JOHCM (USA) Inc (2016 to 2020); Partner and Management Committee Member Century Capital Management (2003 to 2016).	N/A	N/A
Troy Sheets (1971)	Treasurer	Since inception	Senior Principal Consultant, ACA Group (2022 to present); Senior Director, Foreside Financial Group, LLC (2016 to 2022).	N/A	N/A
David Lebisky (1972)	Chief Compliance Officer	Since 2021	Compliance Manager, US, JOHCM (USA) Inc (March 2021 to present); President, Lebisky Compliance Consulting LLC (2015 to 2020).	N/A	N/A
Mary Lomasney (1957)	Secretary	Since inception	Head of Legal and Compliance, US, JOHCM (USA) Inc (2016 to present); Managing Director BNY Mellon (2007 to 2015).	N/A	N/A
Matthew J. Broucek (1988)	Assistant Secretary	Since inception	Vice President, Northern Trust Global Fund Services Fund Governance Solutions (2016 to present).	N/A	N/A

[1]	The mailing address of each Trustee and Officer is 53 State Street, 13th Floor Boston, MA, 02109.
[2]	Nicholas Good is an “interested person” of the Trust because he is the Chief Executive Officer of Pendal Group Limited.

The Funds’ Statement of Additional Information includes additional information about the Trust’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 866-260-9549.

JOHCM FUNDS TRUST

I.	Safeguarding Privacy

We recognize and respect the privacy expectations of each of our investors and we believe the confidentiality and protection of investor information is one of our fundamental responsibilities. New technologies have dramatically changed the way information is gathered and used, but our continuing commitment to preserving the security and confidentiality of investor information has remained a core value of the Trust.

II.	Information We Collect And Sources Of Information

We may collect information about our customers to help identify you, evaluate your application, service and manage your account and offer services and products you may find valuable. We collect this information from a variety of sources including:

•	Information we receive from you on applications or other forms (e.g. your name, address, date of birth, social security number and investment information);

•	Information about your transactions and experiences with us and our affiliates (e.g. your account balance, transaction history and investment selections); and

•	Information we obtain from third parties regarding their brokerage, investment advisory, custodial or other relationship with you (e.g. your account number, account balance and transaction history.

III.	Information We Share With Service Providers

We may disclose all non-public personal information we collect, as described above, to companies (including affiliates) that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services provided they use the information solely for these purposes and they enter into confidentiality agreements regarding the information.

IV.	Information We May Share With Affiliates

If we have affiliates which are financial service providers that offer investment advisory, brokerage and other financial services, we may (subject to Board approval) share information among our affiliates to better assist you in achieving your financial goals.

V.	Safeguarding Customer Information

We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.

We will limit the collection and use of non-public customer information to the minimum necessary to deliver superior service to our customers which includes advising our customers about our products and services and to administer our business.

We will permit only authorized employees who are trained in the proper handling of non-public customer information to have access to that information.

We will not reveal non-public customer information to any external organization unless we have previously informed the customer in disclosures or agreements, have been authorized by the customer or are required by law or our regulators.

We value you as a customer and take your personal privacy seriously. We will inform you of our policies for collecting, using, securing and sharing nonpublic personal information the first time we do business and, except as described below, every year that you are a customer of the Trust, or anytime we make a material change to our privacy policy.

We may combine a privacy notice with another document (for example, an account statement, annual report, prospectus, trade confirmation) or may deliver the notice electronically where appropriate consent has been obtained. We generally will not deliver an annual notice as long as (i) we disclose non-public personal information only as described above policy, and (ii) we have not changed our policies and practices with regard to disclosing non-public personal information from the policies and practices that were disclosed in the most recent disclosure sent to consumers pursuant to this policy.

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Investment Adviser

JOHCM (USA) Inc

53 State Street, 13th Floor

Boston, Massachusetts 02109

Investment SubAdviser

Thompson, Siegel & Walmsley LLC

6641 W. Board Street, Suite 600

Richmond, Virginia 23230

Custodian

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60603

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, IL 60606

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199

Distributor

JOHCM Funds Distributors, LLC

3 Canal Plaza, Suite 100

Portland, Maine 04101

For Additional Information, call

866-260-9549 (toll free) or 312-557-5913

JFT 09/22

(b) Not applicable.

Item 2. Code of Ethics.

As of September 30, 2022, the registrant had adopted a “code of ethics” (as such term is defined in Item 2 of Form N-CSR) that applies to the registrant’s principal executive officer and principal financial officer. There were no substantive amendments or waivers to the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined the registrant has at least one “audit committee financial expert” (as such term is defined in Item 3 of Form N-CSR) serving on its Audit Committee. The “audit committee financial expert” is Joseph P. Gennaco, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2022: $309,650

2021: $220,000

The fees paid to PricewaterhouseCoopers LLP relate to the audit of the registrant’s annual financial statements and letters for filings of the registrant’s Form N-CEN and N-1A.

(b)	Audit-Related Fees

2022: $0

2021: $0

(c)	Tax Fees

2022: $62,260

2021: $48,720

The fees to PricewaterhouseCoopers LLP relate to the preparation of the registrant’s tax returns, review of annual distributions, and additional tax provision support fees.

(d)	All Other Fees

2022: $0

2021: $0

(e)	(1)

Except as permitted by rule 2-01(c)(7)(i)(C) of regulation S-X the registrant’s audit committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the registrant. Prior to the commencement of any audit or non-audit services to the registrant, the audit committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)	(2)

2022: 0%

2021: 0%

(f)

Not applicable.

(g)

2022: $62,260

2021: $220,391

(h)

The Audit Committee considered the non-audit services rendered to the registrant’s investment adviser and believes the services are compatible with the principal accountant’s independence.

(i)

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j)

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The Schedule of Investments in securities of unaffiliated issuers is included in the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is incorporated by reference to the Registrant’s Form N-CSR filed December 3, 2021.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are filed herewith.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHCM Funds Trust

By:	/s/ Troy Sheets
Troy Sheets
Treasurer and Principal Financial Officer

Date:	December 2, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan Weitz
Jonathan Weitz
President and Principal Executive Officer

Date:	December 2, 2022

By:	/s/ Troy Sheets
Troy Sheets
Treasurer and Principal Financial Officer

Date:	December 2, 2022